Exhibit 10.2

Execution Copy

HUNTSMAN MASTER TRUST
SECOND AMENDED AND RESTATED
SERIES 2000-1 SUPPLEMENT

Dated as of November 13, 2008

to

SECOND AMENDED AND RESTATED POOLING AGREEMENT

Dated as of April 18, 2006

Among

HUNTSMAN RECEIVABLES FINANCE LLC,
as Company

HUNTSMAN (EUROPE) BVBA,
as Master Servicer

THE SEVERAL FINANCIAL INSTITUTIONS PARTY HERETO AS FUNDING AGENTS,

THE SERIES 2000-1 CONDUIT PURCHASERS PARTY HERETO,

THE SEVERAL FINANCIAL INSTITUTIONS PARTY HERETO AS SERIES 2000-1 APA BANKS,

J.P. MORGAN SECURITIES LTD.,
as Book Runner and Mandated Lead Arranger

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

and

BNY FINANCIAL SERVICES PLC,
as Trustee

SIDLEY AUSTIN LLP

WOOLGATE EXCHANGE

25 BASINGHALL STREET

LONDON EC2V 5HA

TELEPHONE 020 7360 3600

FACSIMILE 020 7626 7937

REF:  //30508-30240

i

SECTION 2.16	Allocations Among VFC Purchaser Groups	26

ARTICLE III ARTICLE III OF THE AGREEMENT		27

SECTION 3.01		27

SECTION 3A.02	Establishment of Series 2000-1 Accounts	28

SECTION 3A.03	Daily Allocations	30

SECTION 3A.04	Determination of Interest	33

SECTION 3A.05	Determination of Series 2000-1 Monthly Principal	38

SECTION 3A.06	Applications	40

ARTICLE IV DISTRIBUTIONS AND REPORTS		43

SECTION 4A.01	Distributions	43

SECTION 4A.02	Daily Reports	44

SECTION 4A.03	Reports and Notices	44

ARTICLE V ADDITIONAL SERIES 2000-1 EARLY AMORTIZATION EVENTS		45

SECTION 5.01	Additional Series 2000-1 Early Amortization Events	45

ARTICLE VI SERVICING FEE		48

SECTION 6.01	Servicing Compensation	48

ARTICLE VII CHANGE IN CIRCUMSTANCES		49

SECTION 7.01	Illegality	49

SECTION 7.02	Requirements of Law	50

SECTION 7.03	Taxes	52

SECTION 7.04	Indemnity	56

SECTION 7.05	Assignment of Series 2000-1 Commitments Under Certain Circumstances; Duty to Mitigate	56

SECTION 7.06	Accounting Based Consolidation Event	58

SECTION 7.07	Limitation	59

ARTICLE VIII COVENANTS; REPRESENTATIONS AND WARRANTIES		59

SECTION 8.01	Representations and Warranties of the Company and the Master Servicer	59

SECTION 11.08	Severability	80

SECTION 11.09	Notices	80

SECTION 11.10	Successors and Assigns	81

SECTION 11.11	Counterparts	86

SECTION 11.12	Adjustments; Setoff	86

SECTION 11.13	Limitation of Payments by the Company	87

SECTION 11.14	No Bankruptcy Petition; No Recourse	87

SECTION 11.15	Limitation on Addition of Approved Originators, Approved Currency, Approved Obligors and a Successor Master Servicer; Mergers and Consolidations	88

SECTION 11.16	Subordinated Loan	89

SECTION 11.17	Limited Recourse	92

ARTICLE XII FINAL DISTRIBUTIONS		94

SECTION 12.01	Certain Distributions	94

ARTICLE XIII ADMINISTRATIVE AGENT		94

SECTION 13.01	Administrative Agent	94

SCHEDULE I Series 2000-1 Commitments		6

SCHEDULE II Series 2000-1 Concentration Accounts

SCHEDULE III Series 2000-1 Definitions		7

SCHEDULE IV Notices		38

EXHIBIT A-1 Form of Series 2000-1 U.S. Dollar VFC Certificate		43

EXHIBIT A-2 Form of Series 2000-1 Euro VFC Certificate

EXHIBIT A-3 Form of Series 2000-1 Sterling VFC Certificate

EXHIBIT B Form of Series 2000-1 Commitment Transfer Supplement

EXHIBIT C Form of Administrative Questionnaire

EXHIBIT D Form of Daily Report

EXHIBIT E Form of Monthly Settlement Report

EXHIBIT F Form of Increase/Decrease Notice

EXHIBIT G Form of Confidentiality Agreement

EXHIBIT H Form of Notice of Receipt of Series 2000-1 Pay-Off Amounts

EXHIBIT I Form of Release Agreement

v

This Second Amended and Restated Series 2000-1 SUPPLEMENT dated as of November 13, 2008 (as the same may be amended, supplemented, restated or otherwise modified from time to time, this “Supplement”), is made among Huntsman Receivables Finance LLC (the “Company”), a Delaware limited liability company, Huntsman (Europe) BVBA (the “Master Servicer”), a company organized under the laws of Belgium, the conduit purchasers party hereto from time to time as Series 2000-1 Conduit Purchasers (the “Series 2000-1 Conduit Purchasers”), the several financial institutions party hereto from time to time as Series 2000-1 APA banks (the “Series 2000-1 APA Banks”), the several financial institutions party hereto from time to time as funding agents (the “Funding Agents”), J.P. Morgan Securities Ltd., as Book Runner and Mandated Lead Arranger, JPMorgan Chase Bank, N.A., as administrative agent (the “Administrative Agent”) and BNY Financial Services plc, as trustee (the “Trustee”).

W I T N E S S E T H :

WHEREAS, the Company, the Master Servicer and the Trustee have entered into the Pooling Agreement, dated as of December 21, 2000, as amended and restated on June 26, 2001 and April 18, 2006 (as in effect on the date hereof and as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Pooling Agreement”);

WHEREAS, the Pooling Agreement provides, among other things, that the Company, the Master Servicer and the Trustee may at any time and from time to time enter into supplements to the Pooling Agreement for the purpose of authorizing the issuance, by the Company, of one or more Series of Investor Certificates on behalf of the Trust, for execution and redelivery to the Trustee for authentication;

WHEREAS, pursuant to the Series 2000-1 Supplement dated as of December 21, 2000, as the same may heretofore have been amended, supplemented, restated or otherwise modified from time to time, (the “Existing Series 2000-1 Supplement”), the Company, the Master Servicer, the Trustee, the “Series 2000-1 Conduit Purchasers” party thereto, and the “Series 2000-1 APA Banks” party thereto, and the other parties to the Existing Series 2000-1 Supplement, supplemented the Pooling Agreement to provide among other matters for the issuance of a Variable Funding Certificate;

WHEREAS, the Series 2000-1 Conduit Purchasers and the 2000-1 APA Banks are the Investor Certificateholders and hereby represent and warrant that they are the holders of the entire principal amount of Investor Certificates issued pursuant to the Series 2000-1 Supplement; and

WHEREAS the Company, the Master Servicer, the Trustee, the Series 2000-1 Conduit Purchasers, the Series 2000-1 APA Banks and the Funding Agents wish to amend and restate the Existing Series 2000-1 Supplement on the terms and conditions hereinafter set forth;

NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.01                    Definitions.

Capitalized terms used herein shall unless otherwise defined or referenced herein, have the meanings assigned to such terms in Annex X (as amended, supplemented, restated or otherwise modified from time to time) to the Pooling Agreement or Schedule III to this Supplement.

SECTION 1.02                    Other Definitional Provisions.

(a)           All terms defined or incorporated by reference in this Supplement shall have such defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)           As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined herein or incorporated by reference herein, and accounting terms partly defined herein or incorporated by reference herein to the extent not defined, shall have the respective meanings given to them under GAAP.  To the extent that the definitions of accounting terms herein or incorporated by reference herein are inconsistent with the meanings of such terms under GAAP, the definitions contained herein or incorporated by reference herein shall control.

(c)           The words “hereof”, “herein” and “hereunder” and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; and Section, Schedule, Exhibit and Appendix references contained in this Supplement are references to Sections, Schedules, Exhibits and Appendices in or to this Supplement unless otherwise specified.

(d)           The definitions contained herein or incorporated by reference herein are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(e)           Any reference herein or in any other Transaction Document to a provision of the Bankruptcy Code, Code, ERISA, 1940 Act or the UCC shall be deemed a reference to any successor provision thereto.

(f)            Any reference herein to a Schedule, Exhibit or Appendix to this Supplement shall be deemed to be a reference to such Schedule, Exhibit or Appendix as it may be amended, restated, supplemented or otherwise modified from time to time to the extent that such Schedule, Exhibit or Appendix may be amended, restated, supplemented or otherwise modified (or any term or provision of any Transaction Document may be amended that would have the effect of amending, restating, supplementing or otherwise modifying information contained in such Schedule, Exhibit or Appendix) in compliance with the terms of the Transaction Documents.

(g)           Any reference in this Supplement to any representation, warranty or covenant “deemed” to have been made is intended to encompass only representations, warranties or covenants that are expressly stated to be repeated on or as of dates following the execution and delivery of this Supplement, and no such reference shall be interpreted as a reference to any implicit, inferred, tacit or otherwise unexpressed representation, warranty or covenant.

(h)           The words “include”, “includes” or “including” shall be interpreted as if followed, in each case, by the phrase “without limitation”.

(i)            References to the Series 2000-1 Supplement in any other document or agreement inclusive of the Transaction Documents shall be deemed to be references to this Supplement as amended and restated on the date hereof and as amended, restated, supplemented or otherwise modified from time to time and all assignments hereof.

(j)            References to any other Transaction Document or any other document or agreement in this Supplement shall be deemed to be references to any such document or agreement as amended, restated, supplemented or otherwise modified from time to time.

SECTION 1.03                    Calculations.

All calculations under the Pooling Agreement and this Supplement shall be in U.S. Dollars so that for purposes of calculating or determining any Invested Amount, any Invested Percentage, Series 2000-1 Invested Amount, Series 2000-1 Purchaser Invested Amount, the Aggregate Receivables Amount, the Series 2000-1 Allocated Receivables Amount, any Target Receivables Amount, the Series 2000-1 Target Receivables Amount, the Series 2000-1 Maximum Invested Amount and the Series 2000-1 Percentage Factor and any term or amount incorporated into any of the foregoing definitions or calculations, amounts denominated in a currency other than U.S. Dollars shall be converted on a pro forma basis into U.S. Dollars at the Spot Rate as in effect on the date of the relevant calculation or determination.

ARTICLE II

DESIGNATION OF SERIES 2000-1 VFC CERTIFICATES; PURCHASE AND SALE
OF THE SERIES 2000-1 VFC CERTIFICATES

SECTION 2.01                    Designation.

The Investor Certificates and interests created and authorized pursuant to the Pooling Agreement and this Supplement shall be designated as (i) the “Series 2000-1 U.S. Dollar VFC Certificates”, the “Series 2000-1 Euro VFC Certificates” and the “Series 2000-1 Sterling VFC Certificates” (together, the “Series 2000-1 VFC Certificates”) and (ii) subordinated interests as described in Section 2.02(b).

SECTION 2.02                     The Series 2000-1 VFC Certificates and Series 2000-1 Subordinated Interests.

(a)           The Series 2000-1 VFC Certificates will represent fractional undivided interests in the Participation and security interest granted by the Company to the Trustee for the benefit of the Investor Certificateholders under the Pooling Agreement, consisting of the right of the Series 2000-1 VFC Certificateholders to receive the distributions specified herein out of (i) the Series 2000-1 Invested Percentage (expressed as a decimal) of Participation Amounts with respect to Collections received with respect to the Receivables and all other funds on deposit in the Collection Accounts and (ii) to the extent such interests appear herein, all other funds on deposit in the Series 2000-1 Accounts (collectively, the “Series 2000-1 VFC Certificateholder Interests”).

(b)           The Company shall be entitled to receive, in consideration of the grant of the Participation and security interest under the Pooling Agreement, the payments specified herein from the funds on deposit in the Series 2000-1 Accounts and any subaccounts thereof, in each case to the extent not required to be distributed to or for the benefit of the Series 2000-1 VFC Certificateholders (the “Series 2000-1 Subordinated Interests”).  The Series 2000-1 VFC Certificateholders hereby authorize the Trustee to make the payments referred to in the preceding sentence out of the funds on deposit in the Series 2000-1 Accounts by way of consideration payable to the Company as referred to above.  The Exchangeable Company Interests, the Series 2000-1 Subordinated Interests and any other Subordinated Company Interests outstanding from time to time shall represent the exclusive beneficial ownership interest owned by the Company in the Participation Assets.

(c)           The Series 2000-1 U.S. Dollar VFC Certificates, the Series 2000-1 Euro VFC Certificates and the Series 2000-1 Sterling VFC Certificates shall be substantially in the form of Exhibits A-1, A-2 and A-3, respectively, and shall, upon issue, be executed by the Trustee (on behalf of the Trust and without the Trustee incurring any personal liability in respect of the Investor Certificates) and will be authenticated and redelivered by the Trustee as provided in Section 2.04 of this Supplement and Section 5.02 of the Pooling Agreement.  The Series 2000-1 U.S. Dollar VFC Certificates, the Series 2000-1 Euro VFC Certificates and the Series 2000-1 Sterling VFC Certificates shall be issued in the form of definitive certificates, each registered in the name of the Funding Agent for the applicable VFC Purchaser Group for the benefit of the Series 2000-1 Purchasers for that VFC Purchaser Group, from time to time, as the holder thereof. The Series 2000-1 Subordinated Interests, the Exchangeable Company Interest and any other Subordinated Company Interests outstanding from time to time will be uncertificated.

SECTION 2.03                    Purchases of Interests in the Series 2000-1 VFC Certificates and the Series 2000-1 Subordinated Interests.

(a)           Initial Purchase.  Subject to the terms and conditions of this Supplement, each of the Existing Series 2000-1 VFC Certificateholders agrees to surrender its Existing Series 2000-1 VFC Certificate on the Series 2000-1 Issuance Date in exchange for the issuance of new Series 2000-1 VFC Certificates and for the payments provided in the payment instruction letter among the Funding Agents, the Company and the Master Servicer entered into on or about the date hereof.  Subject to the terms and conditions of this Supplement, including delivery of notice (if any) required by Section 2.05,

(i)            on the Series 2000-1 Issuance Date, (A) each Series 2000-1 Conduit Purchaser may, in its sole discretion, purchase Series 2000-1 VFC Certificate(s) denominated in the currency of each VFC Purchaser Currency Group to which it belongs, in an amount equal to its respective VFC Currency Pro Rata Share of the Series 2000-1 Initial Invested Amount, or (B) if any Series 2000-1 Conduit Purchaser shall have notified the Funding Agent for such Series 2000-1 Conduit Purchaser’s VFC Purchaser Group that it has elected not to purchase a Series 2000-1 VFC Certificate on the Series 2000-1 Issuance Date, each Series 2000-1 APA Bank for the applicable VFC Purchaser Group hereby severally agrees to purchase on the Series 2000-1 Issuance Date such Series 2000-1 VFC Certificate Interest, which Series 2000-1 VFC Certificate Interest of each Series 2000-1 APA Bank will be reflected on the schedule attached as Schedule I to the Series 2000-1 VFC Certificate, in an amount equal to such Series 2000-1 APA Bank’s Series 2000-1 Currency Commitment Percentage of the Series 2000-1 Initial Invested Amount; and

(ii)           thereafter, (A) if any Series 2000-1 Conduit Purchaser shall have purchased a Series 2000-1 VFC Certificate on the Series 2000-1 Issuance Date, such Series 2000-1 Conduit Purchaser may, in its sole discretion, maintain such Series 2000-1 VFC Certificate, subject to increase or decrease during the Series 2000-1 Revolving Period, in accordance with the provisions of this Supplement and (B) if the Series 2000-1 APA Banks with respect to a VFC Purchaser Group shall have purchased a Series 2000-1 VFC Certificate Interest on the Series 2000-1 Issuance Date or, in any case, on or after the Series 2000-1 Purchase Date, each Series 2000-1 APA Bank with respect to such VFC Purchaser Group hereby severally agrees to maintain its Series 2000-1 VFC Certificate Interest, subject to increase or decrease during the Series 2000-1 Revolving Period, in accordance with the provisions of this Supplement.

The Company hereby agrees to maintain ownership of the Series 2000-1 Subordinated Interests, subject to increase or decrease during the Series 2000-1 Revolving Period, in accordance with Section 2.05 or Section 2.07 (as applicable).  Payments by the Series 2000-1 Conduit Purchasers in respect of the Series 2000-1 VFC Certificates or the Series 2000-1 APA Banks in respect of the Series 2000-1 VFC Certificate Interests shall be made in immediately available funds on the Series 2000-1 Issuance Date to the Trust.

(b)           Series 2000-1 APA Banks Commitment.  Subject to the terms and conditions of this Supplement, each Series 2000-1 APA Bank shall be deemed to have severally agreed, by its acceptance of its Series 2000-1 VFC Certificate Interest, to maintain its Series 2000-1 VFC Certificate Interest, subject to increase or decrease during the Series 2000-1 Revolving Period, in accordance with the provisions of this Supplement and the Series 2000-1 Asset Purchase Agreement with respect to its VFC Purchaser Group.

(c)           Maximum Series 2000-1 Purchaser Invested Amount.  Notwithstanding anything to the contrary contained in this Supplement, at no time shall the aggregate of the Series 2000-1 Purchaser U.S. Dollar Invested Amount, the Series 2000-1 Purchaser Euro Invested Amount and the Series 2000-1 Purchaser Sterling Invested Amount (calculated without regard to clauses (c)(iv) and (v) of the applicable definition thereof but with regard to clause (d) of the definition of Series 2000-1 Purchaser Euro Invested Amount and Series 2000-1 Purchaser Sterling Invested Amount) of:

(i)            any Series 2000-1 Conduit Purchaser exceed an amount equal to the aggregate of the Series 2000-1 Adjusted Commitments at such time of the Series 2000-1 APA Banks in such Series 2000-1 Conduit Purchaser’s VFC Purchaser Group; or

(ii)           any Series 2000-1 APA Bank exceed an amount equal to such Series 2000-1 APA Bank’s Series 2000-1 Adjusted Commitment at such time.

(d)           Allocations Among Currency of Certificates.  All fundings with respect to (i) the Series 2000-1 Euro VFC Certificate and Series 2000-1 Purchaser Euro Invested Amounts shall be allocated solely to the Euro VFC Purchaser Groups, and (ii) the Series 2000-1 Sterling VFC Certificate and Series 2000-1 Purchaser Sterling Invested Amounts shall be allocated solely to the Sterling VFC Purchaser Groups, respectively.  So long as any Series 2000-1 Euro Investment Amount or Series 2000-1 Sterling Investment Amount is outstanding and there is a Dollar Only VFC Purchaser Group:

(i)            all fundings with respect to the Series 2000-1 U.S. Dollar VFC Certificate and Series 2000-1 Purchaser U.S. Dollar Invested Amounts shall be allocated first to each Dollar Only VFC Purchaser Group to the extent necessary for each Dollar Only VFC Purchaser Group to be able to fund its respective VFC Pro Rata Share of the Series 2000-1 Invested Amount (up to and limited to the extent of the amount of such Dollar funding); and

(ii)           to the extent that after giving effect to clause (i) above: (A) the VFC Purchaser Invested Amount with respect to each VFC Purchaser Group is in accordance with its respective VFC Pro Rata Share, then the remaining amount of the requested Dollar funding shall be allocated among the VFC Purchaser Groups in accordance with their respective VFC Pro Rata Shares, and (B) the allocation of Dollar fundings pursuant to clause (i) above is not sufficient to result in the VFC Purchaser Invested Amount with respect to each VFC Purchaser Group to be in accordance with its respective VFC Pro Rata Share, then the Series 2000-1 VFC Certificates and Series 2000-1 Purchaser Invested Amounts shall be funded on a non pro rata basis, in each case subject to the limits set forth in Section 2.03(c).

SECTION 2.04                    Delivery.

On the Series 2000-1 Issuance Date, the Master Servicer shall direct the Trustee in writing pursuant to Section 5.02 of the Pooling Agreement to execute and duly authenticate, and the

Trustee, upon receiving such direction, shall so authenticate each Series 2000-1 VFC Certificate in the name of the Funding Agent for the applicable VFC Purchaser Group and deliver such Series 2000-1 VFC Certificate to the Funding Agent for the benefit of the Series 2000-1 Conduit Purchaser or the Series 2000-1 APA Banks, as the case may be, for that VFC Purchaser Group, in accordance with such written directions.  The Series 2000-1 U.S. Dollar VFC Certificates shall be issued in an initial amount of $1,000,000 and in integral multiples of $100,000 in excess thereof.  The Series 2000-1 Euro VFC Certificate shall be issued in an initial amount of €1,000,000 and in integral multiples of €100,000 in excess thereof.  The Series 2000-1 Sterling VFC Certificate shall be issued in an initial amount of £1,000,000 and in integral multiples of £100,000 in excess thereof.  The Trustee shall mark on its books the actual Series 2000-1 Invested Amount and Series 2000-1 Subordinated Interest Amount outstanding on any date of determination, which, absent manifest error, shall constitute prima facie evidence of the outstanding Series 2000-1 Invested Amount and Series 2000-1 Subordinated Interest Amount from time to time.  The Trustee shall remit to the Company by wire transfer to the account designated by the Company the purchase price received from each Series 2000-1 Purchaser.

SECTION 2.05                    Procedure for Initial Issuance and for Increasing the Series 2000-1 Invested Amount.

(a)           Subject to Section 2.05(c), (I) on the Series 2000-1 Issuance Date, each Series 2000-1 Conduit Purchaser may agree, in its sole discretion, to purchase a Series 2000-1 VFC Certificate, and each Series 2000-1 APA Bank hereby agrees to purchase a Series 2000-1 VFC Certificate in accordance with Section 2.03 and (II) on any Business Day during the Series 2000-1 Commitment Period, each Series 2000-1 Conduit Purchaser may agree, in its sole discretion, and each Series 2000-1 APA Bank hereby agrees, that the Series 2000-1 Invested Amount may be increased by increasing each Series 2000-1 Purchaser’s Series 2000-1 Purchaser U.S. Dollar Invested Amount, Series 2000-1 Purchaser Euro Invested Amount or Series 2000-1 Purchaser Sterling Invested Amount (each, a “Series 2000-1 Increase”), upon the request of the Master Servicer (each date on which an increase in the Series 2000-1 U.S. Dollar Invested Amount, Series 2000-1 Euro Invested Amount or Series 2000-1 Sterling Invested Amount occurs hereunder being herein referred to as the “Series 2000-1 Increase Date” applicable to such Series 2000-1 Increase); provided, however, that the Master Servicer shall have given to each Funding Agent (with a copy to the Administrative Agent and the Trustee) irrevocable written notice (effective upon receipt), substantially in the form of Exhibit F hereto, of such request no later than:

(i)            7:00 a.m., New York City time, three (3) Business Days (or, if such notice relates to the Series 2000-1 Purchaser U.S. Dollar Invested Amount, two (2) Business Days) prior to the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be, in the case of any Series 2000-1 Increase Date occurring prior to the occurrence of a Conduit Purchaser Termination Event with respect to a relevant VFC Purchaser Group if all or a portion of the Series 2000-1 Initial Invested Amount or Series 2000-1 Increase Amount is to be allocated to a Series 2000-1 CP Tranche upon notice given pursuant to Section 3A.04(c)(i); or

(ii)           (x) 7:00 a.m., New York City time, on the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be, if, after the occurrence of a Conduit Purchaser Termination Event with respect to a relevant VFC Purchaser Group or any Series 2000-1 Purchase Date with respect to a relevant VFC Purchaser Group, the Series 2000-1 Initial Invested Amount or Series 2000-1 Increase Amount is to be priced with respect to a relevant VFC Purchaser Group solely with reference to the ABR, or (y) 7:00 a.m., New York City time, three (3) Business Days prior to the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be, if, after the occurrence of a Conduit Purchaser Termination Event with respect to a relevant VFC Purchaser Group or any Series 2000-1 Purchase Date with respect to a relevant VFC Purchaser Group, all or a portion of the Series 2000-1 Initial Invested Amount or Series 2000-1 Increase Amount is to be allocated with respect to a relevant VFC Purchaser Group to a Series 2000-1 Eurocurrency Tranche upon notice given pursuant to Section 3A.04(c)(ii).

Each notice shall state (x) the Series 2000-1 Issuance Date or the Series 2000-1 Increase Date, as the case may be, (y) the Series 2000-1 Initial U.S. Dollar Invested Amount, the Series 2000-1 Initial Euro Invested Amount, the Series 2000-1 Initial Sterling Invested Amount or the proposed amount and currency of such Series 2000-1 Increase with respect to each Class of Series 2000-1 VFC Certificates (the “Series 2000-1 Increase Amount”), as the case may be, and (z) on and after the occurrence of a Conduit Purchaser Termination Event with respect to a relevant VFC Purchaser Group or any Series 2000-1 Purchase Date with respect to a relevant VFC Purchaser Group, the portions of the Series 2000-1 Initial U.S. Dollar Invested Amount, the Series 2000-1 Initial Euro Invested Amount and the Series 2000-1 Initial Sterling Invested Amount or the Series 2000-1 Increase Amount in respect thereof (as the case may be) that will be allocated to a Series 2000-1 Eurocurrency Tranche and the Series 2000-1 Floating Tranche with respect to a relevant VFC Purchaser Group.  Each Series 2000-1 Increase in a specified currency shall be allocated between the respective VFC Purchaser Groups in the VFC Purchaser Currency Group of the currency of the relevant Series 2000-1 Increase in accordance with their respective VFC Currency Pro Rata Share with respect to such currency and the requirements of Section 2.05(c)(ii)(C).  No Series 2000-1 Purchaser shall be obligated to fund any such Series 2000-1 Increase, unless concurrently with any such Series 2000-1 Increase in the Series 2000-1 Invested Amount, the Series 2000-1 Subordinated Interest Amount shall be increased by an amount, if any (the “Series 2000-1 Subordinated Interest Increase Amount”), such that after giving effect to such increase, the Series 2000-1 Adjusted Invested Amount plus the Series 2000-1 Subordinated Interest Amount equals the Series 2000-1 Target Receivables Amount.

(b)           If a Series 2000-1 Conduit Purchaser elects not to fund any portion of its VFC Currency Pro Rata Share of a requested Series 2000-1 Increase, such Series 2000-1 Conduit Purchaser shall notify the related Funding Agent thereof and deliver a Sale Notice in accordance with Section 2.06 and each related Series 2000-1 APA Bank shall purchase its Series 2000-1 Currency Commitment

Percentage of such Series 2000-1 Conduit Purchaser’s Series 2000-1 Purchaser U.S. Dollar Invested Amount, Series 2000-1 Purchaser Euro Invested Amount and/or Series 2000-1 Purchaser Sterling Invested Amount in accordance with Section 2.06 and fund such Series 2000-1 Increase in an amount equal to its Series 2000-1 Currency Commitment Percentage of such Series 2000-1 Increase; provided, however, that a Series 2000-1 APA Bank shall not be obligated to fund any portion of a Series 2000-1 Increase that would cause the aggregate of its Series 2000-1 Purchaser U.S. Dollar Invested Amount, Series 2000-1 Purchaser Euro Invested Amount and Series 2000-1 Purchaser Sterling Invested Amount to exceed an amount equal to its Series 2000-1 Adjusted Commitment at such time.

(c)           The Series 2000-1 Purchasers shall not be required to make the initial purchase of Series 2000-1 VFC Certificate Interests on the Series 2000-1 Issuance Date or to increase their respective Series 2000-1 Purchaser U.S. Dollar Invested Amount, Series 2000-1 Purchaser Euro Invested Amount or Series 2000-1 Purchaser Sterling Invested Amount on any Series 2000-1 Increase Date unless:

(i)            (1) in respect of the Series 2000-1 U.S. Dollar VFC Certificates, the related aggregate Series 2000-1 Initial U.S. Dollar Invested Amount or Series 2000-1 Increase Amount in respect thereof is equal to $1,000,000 or an integral multiple of $100,000 in excess thereof, (2) in respect of the Series 2000-1 Euro VFC Certificates the related aggregate Series 2000-1 Initial Euro Invested Amount or Series 2000-1 Increase Amount in respect thereof is equal of €1,000,000 or an integral multiple of €100,000 in excess thereof and (3) in respect of the Series 2000-1 Sterling VFC Certificates the related aggregate Series 2000-1 Initial Sterling Invested Amount or Series 2000-1 Increase Amount in respect thereof is equal of £1,000,000 or an integral multiple of £100,000 in excess thereof;

(ii)           after giving effect to the Series 2000-1 Initial Invested Amount or Series 2000-1 Increase Amount,

(A)          the Series 2000-1 Invested Amount (calculated without regard to clauses (c)(iv) and (v) of the definitions of Series 2000-1 Purchaser U.S. Dollar Invested Amount, Series 2000-1 Purchaser Euro Invested Amount and Series 2000-1 Purchaser Sterling Invested Amount but with regard to clause (d) of the definition of Series 2000-1 Purchaser Euro Invested Amount and Series 2000-1 Purchaser Sterling Invested Amount) would not exceed the Series 2000-1 Maximum Invested Amount on the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be,

(B)           the Series 2000-1 Allocated Receivables Amount would not be less than the Series 2000-1 Target Receivables Amount on the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be, as set forth in the Daily Report delivered on such date, and

(C)           with respect to any VFC Purchaser Group, the aggregate of the Series 2000-1 Purchaser U.S. Dollar Invested Amount, the Series 2000-1 Purchaser Euro Invested Amount and the Series 2000-1 Purchaser Sterling Invested Amount (calculated without regard to clauses (c)(iv) and (v) of the definition of Series 2000-1 Purchaser U.S. Dollar Invested Amount, Series 2000-1 Purchaser Euro Invested Amount and Series 2000-1 Purchaser Sterling Invested Amount, respectively but with regard to clause (d) of the definition of Series 2000-1 Purchaser Euro Invested Amount and Series 2000-1 Purchaser Sterling Invested Amount) with respect to such VFC Purchaser Group would not exceed its VFC Pro Rata Share of the Series 2000-1 U.S. Dollar Invested Amount, Series 2000-1 Euro Invested Amount and Series 2000-1 Sterling Invested Amount on the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date,

(iii)          no Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event under the Pooling Agreement or this Supplement shall have occurred and be continuing;

(iv)          in the case of any funding by a Series 2000-1 Conduit Purchaser, such Series 2000-1 Conduit Purchaser shall have consented to such funding in its sole discretion and no Conduit Purchaser Termination Event shall have occurred and be continuing with respect to such Series 2000-1 Conduit Purchaser;

(v)           all of the representations and warranties made by each of the Company, the Master Servicer and each Originator in each Transaction Document to which it is a party are true and correct in all material respects on and as of the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be, as if made on and as of such date (except to the extent such representations and warranties are expressly made as of another date); and

(vi)          in the case of the initial purchase of Series 2000-1 VFC Certificate Interests on (A) November 18, 2008, HSBC shall have received a duly executed pay-off letter with respect to a credit agreement between, among others, the Contributor and HSBC Bank USA, National Association (the “HSBC Credit Agreement”) which provides that the commitments under the HSBC Credit Agreement shall be terminated upon the initial purchase of Series 2000-1 VFC Certificate Interests on November 18, 2008; or (B) any day after November 18, 2008, the commitments under the HSBC Credit Agreement have been terminated and the “Revolving Loans” thereunder paid in full, or will be terminated and paid in full simultaneously with the initial purchase of Series 2000-1 VFC Certificate Interests.

The delivery of the Series 2000-1 VFC Certificates on behalf of the Company and the Company’s acceptance of funds in connection with (x) the Series 2000-1 Purchasers’ initial purchase of the Series 2000-1 VFC Certificates on the Series 2000-1 Issuance Date and (y) each Series 2000-1 Increase occurring on any Series 2000-1 Increase Date shall, in each case, constitute a representation and warranty by the Company to the Series 2000-1 Purchasers as of the Series 2000-1 Issuance Date or such Series 2000-1 Increase Date, as the case may be, that all of the conditions contained in this Section 2.05(c) (excluding sub-clause (iv)) have been satisfied.

(d)           After receipt by each Funding Agent of the notice required by Section 2.05(a) from the Master Servicer on behalf of the Company and the Trust, each Funding Agent shall, so long as the conditions set forth in Sections 2.05(a) and (c) are satisfied, promptly provide telephonic notice:

(i)            prior to the occurrence of a Conduit Purchaser Termination Event with respect to the related Series 2000-1 Conduit Purchaser, to the related Series 2000-1 Conduit Purchaser; and

(ii)           on and after the occurrence of a Conduit Purchaser Termination Event with respect to the related Series 2000-1 Conduit Purchaser or in the event the related Series 2000-1 Conduit Purchaser elects not to fund the requested Series 2000-1 Increase Amount, to each related Series 2000-1 APA Bank, of the Series 2000-1 Increase Date and of the portion of the Series 2000-1 Increase Amount allocable to such Series 2000-1 Conduit Purchaser and to such Series 2000-1 APA Bank (which shall equal such Series 2000-1 Conduit Purchaser’s VFC Currency Pro Rata Share of the Series 2000-1 Increase Amount in a specified currency and in the case of any Series 2000-1 APA Bank, its Series 2000-1 Currency Commitment Percentage of the Series 2000-1 Increase Amount in a specified currency).  The Master Servicer shall promptly notify the Company of the Series 2000-1 Increase Date and the amount of the Series 2000-1 Subordinated Interest Increase Amount.  If a Series 2000-1 Conduit Purchaser elects to fund a Series 2000-1 Increase in a specified currency, such Series 2000-1 Conduit Purchaser agrees to pay in immediately available funds its VFC Currency Pro Rata Share of the amount of such Series 2000-1 Increase on the related Series 2000-1 Increase Date to the Trust for deposit in the Series 2000-1 Principal Concentration Subaccount for distribution to the Company in accordance with the terms of the Transaction Documents.  On or after the occurrence of a Conduit Purchaser Termination Event with respect to a Series 2000-1 Conduit Purchaser or in the event a Series 2000-1 Conduit Purchaser elects not to fund the requested Series 2000-1 Increase Amount, each related Series 2000-1 APA Bank agrees to pay in immediately available funds such Series 2000-1 APA Bank’s Series 2000-1 Currency Commitment Percentage of each Series 2000-1 Increase in a specified currency on the related Series 2000-1 Increase Date to the Trust for deposit in the Series 2000-1 Principal Concentration Subaccount for distribution to the Company in accordance with the terms of the Transaction Documents.

SECTION 2.06                    Sale by a Series 2000-1 Conduit Purchaser of its Series 2000-1 Purchaser Invested Amount to a Series 2000-1 APA Bank.

(a)           On any date prior to the Series 2000-1 Commitment Termination Date, each Series 2000-1 Conduit Purchaser may deliver a Sale Notice to the related Funding Agent, the Company, the Master Servicer and the Trustee, to sell to the related Series 2000-1 APA Banks (in accordance with their respective APA Pro Rata Share), and each Series 2000-1 APA Bank hereby agrees to purchase its Series 2000-1 Commitment Percentage of, the APA Pro Rata Share of such Conduit Purchaser Interest of the Conduit Purchaser in its VFC Purchaser Group at the applicable Series 2000-1 Purchase Price.  Each Sale Notice shall be delivered by the relevant Series 2000-1 Conduit Purchaser to the applicable Funding Agent, the Company, the Master Servicer and the Trustee prior to 12:30 p.m. New York City time, on the proposed Series 2000-1 Purchase Date and shall constitute an irrevocable offer by such Series 2000-1 Conduit Purchaser to sell the portion of its Series 2000-1 Purchaser Invested Amount designated in such notice at the applicable Series 2000-1 Purchase Price.  The Series 2000-1 Purchase Amount set forth in any Sale Notice delivered by a Series 2000-1 Conduit Purchaser on the Series 2000-1 Commitment Termination Date or upon the occurrence of a Conduit Purchaser Termination Event with respect to such Conduit Purchaser shall equal 100% of the applicable Conduit Purchaser Interest.    Each Series 2000-1 APA Bank hereby agrees to purchase from the related Series 2000-1 Conduit Purchaser such Series 2000-1 APA Bank’s APA Pro Rata Share of the Series 2000-1 Purchase Percentage of the applicable Conduit Purchaser Interest for a purchase price equal to such Series 2000-1 APA Bank’s APA Pro Rata Share of the applicable Series 2000-1 Purchase Price on such Series 2000-1 Purchase Date (which date, subject to Section 2.06(b), may be the same as the date of the Sale Notice).  Notwithstanding anything to the contrary set forth in this Supplement, no Series 2000-1 APA Bank shall have any obligation to purchase all or any portion of the Conduit Purchaser Interest from the related Series 2000-1 Conduit Purchaser if, on such Series 2000-1 Purchase Date, any Conduit Purchaser Insolvency Event shall have occurred and be continuing with respect to such Series 2000-1 Conduit Purchaser.

(b)           If, at or prior to 12:30 p.m. New York City time on any Business Day, a Series 2000-1 Conduit Purchaser delivers a Sale Notice to the applicable Funding Agent specifying that the related Series 2000-1 Purchase Date shall be the same date as the date of the Sale Notice, such Funding Agent shall, by no later than 1:30 p.m. New York City time, on such Business Day, notify (by telecopy or by telephone call promptly confirmed in writing by telecopy) the related Series 2000-1 APA Banks of the receipt and content of the Sale Notice.  Each related Series 2000-1 APA Bank shall purchase its APA Pro Rata Share of the Series 2000-1 Purchase Percentage of the Conduit Purchaser Interest of such Series 2000-1 Conduit Purchaser by depositing its APA Pro Rata Share of the applicable Series 2000-1 Purchase Price in immediately available funds into the account(s) specified by the Series 2000-1 Conduit Purchaser in the Sale Notice no later than 3:00 p.m. New York City time on the same date as the date of such notice.  If a Series 2000-1 Conduit Purchaser delivers a Sale Notice to the related Funding Agent after 12:30 p.m. New York City time on any Business Day or a Series 2000-1 Conduit Purchaser delivers a Sale Notice to the related Funding Agent specifying that the related Series 2000-1 Purchase Date shall be a date other than the date of the Sale Notice, such Funding Agent shall promptly advise (by telecopy or by telephone call promptly confirmed in writing by telecopy) each related Series 2000-1 APA Bank of the receipt and content of the Sale Notice.  Notwithstanding the fact that the Series 2000-1 Purchase Date may occur on a date which is later than the date on which the Sale Notice is delivered to the related Funding Agent, the several obligations of each related Series 2000-1 APA Bank to make such purchase and to make payment of the amounts required to be paid by it pursuant to Section 2.06(a) shall arise immediately upon receipt by such Funding Agent of the Sale Notice.  Upon payment of the applicable Series 2000-1 Purchase Price as provided herein and delivery to the Trustee by a Funding Agent of the related Series 2000-1 Conduit Purchaser’s Series 2000-1 VFC Certificate, the Trustee shall sign, on behalf of the Trust and without incurring any personal liability in respect of the Investor Certificates, and shall, upon the written direction of the Master Servicer, duly authenticate new Series 2000-1 VFC Certificates in the name of the relevant Funding Agent, for the benefit of each relevant Series 2000-1 APA Bank, with a Series 2000-1 VFC Certificate Interest with respect to each Series 2000-1 APA Bank equal to such Series 2000-1 APA Bank’s APA Pro Rata Share of the VFC Pro Rata Share for its VFC Purchaser Group of the Series 2000-1 Maximum Invested Amount (with reference to clause (a) only of the definition thereof) and in the name of the relevant Series 2000-1 Conduit Purchaser in a denomination equal to the VFC Pro Rata Share for its VFC Purchaser Group of the Series 2000-1 Maximum Invested Amount (with reference to clause (a) only of the definition thereof) minus the aggregate amount of the Series 2000-1 VFC Certificate Interests of its related Series 2000-1 APA Banks, as set forth in such written direction and shall deliver such Series 2000-1 VFC Certificates to the relevant Funding Agent, if applicable, in accordance with such written direction.

(c)           If, by 3:00 p.m. New York City time, on any Series 2000-1 Purchase Date, any Series 2000-1 APA Bank (any such Series 2000-1 APA Bank, a “Series 2000-1 Defaulting APA Bank”, and any related Series 2000-1 APA Bank (if any) which is a member of the same VFC Purchaser Group other than the Series 2000-1 Defaulting APA Bank being referred to as a “Series 2000-1 Non-Defaulting APA Bank”) fails to make its APA Pro Rata Share of the Series 2000-1 Purchase Price available to the relevant Funding Agent pursuant to Section 2.06(b) (the aggregate amount not so made available to the Funding Agent being referred to as the “Series 2000-1 Purchase Price Deficit”), then such Funding Agent shall, by no later than 3:30 p.m. New York City time, on such Series 2000-1 Purchase Date, instruct each Series 2000-1 Non-Defaulting APA Bank to pay, by no later than 4:00 p.m. New York City time on such Series 2000-1 Purchase Date, in immediately available funds, to the account designated by such Funding Agent, an amount equal to the lesser of (x) such Series 2000-1 Non-Defaulting APA Banks’ proportionate share (based upon the relative Series 2000-1 Commitments of the Series 2000-1 Non-Defaulting APA Banks) of the Series 2000-1 Purchase Price Deficit and (y) such Series 2000-1 Non-Defaulting APA Bank’s unused Series 2000-1 Commitment.  A

Series 2000-1 Defaulting APA Bank shall forthwith, upon demand, pay to the related Funding Agent for the ratable benefit of the Series 2000-1 Non-Defaulting APA Banks all amounts paid by each Series 2000-1 Non-Defaulting APA Bank on behalf of such Series 2000-1 Defaulting APA Bank, together with interest thereon, for each day from the date a payment was made by a Series 2000-1 Non-Defaulting APA Bank until the date such Series 2000-1 Non-Defaulting APA Bank has been paid such amounts in full, at a rate per annum equal to the sum of the Federal Funds Effective Rate plus 2%.  In addition, without prejudice to any other rights that a Series 2000-1 Conduit Purchaser may have under applicable law, each Series 2000-1 Defaulting APA Bank shall pay to the related Series 2000-1 Conduit Purchaser forthwith upon demand, the difference between the Series 2000-1 Defaulting APA Bank’s APA Pro Rata Share of the applicable Series 2000-1 Purchase Price and the amount paid with respect thereto by the Series 2000-1 Non-Defaulting APA Banks, together with interest thereon, for each day from the date of the related Funding Agent’s request for such Series 2000-1 Defaulting APA Bank’s APA Pro Rata Share of the applicable Series 2000-1 Purchase Price pursuant to Section 2.06(b) until the date the requisite amount is paid to the related Series 2000-1 Conduit Purchaser in full, at a rate per annum equal to the sum of the Federal Funds Effective Rate plus 2%.

(d)           The transfer by a Series 2000-1 Conduit Purchaser of all or a portion of its rights in a Series 2000-1 VFC Certificate pursuant to this Section 2.06 shall be without recourse or warranty, express or implied, except that such Series 2000-1 Conduit Purchaser represents that such Series 2000-1 VFC Certificate is free and clear of adverse claims created by or arising as a result of claims against such Series 2000-1 Conduit Purchaser.  By executing and delivering a Sale Notice pursuant to Section 2.06(a), such Series 2000-1 Conduit Purchaser makes no representation or warranty and assumes no responsibility with respect to:

(i)            any statements, warranties or representations made in or in connection with such Series 2000-1 VFC Certificate or the execution, legality, validity, enforceability, genuineness, sufficiency or value of such Series 2000-1 VFC Certificate, or any other agreement, instrument or other document furnished pursuant thereto or in connection therewith, including any Transaction Document; or

(ii)           the financial condition of the Trust, the Trustee, the Master Servicer, any Originator, the Company or any Obligor (collectively, the “Transaction Parties”), any other Series 2000-1 Conduit Purchaser, any Series 2000-1 APA Bank or any Funding Agent, or the performance or observance by the Transaction Parties of any of their respective obligations under the Series 2000-1 VFC Certificates or the Transaction Documents.

(e)           If on the related Series 2000-1 Purchase Date, there is an applicable Series 2000-1 Loss Amount, then, in such event, each Series 2000-1 APA Bank in the VFC Purchaser Group with respect to the sale occurring on such Series 2000-1 Purchase Date agrees that the related Funding Agent, for the benefit of the related Series 2000-1 Conduit Purchaser, shall, after the applicable APA

Bank Aggregate Invested Amount is zero, remit to the related Series 2000-1 Conduit Purchaser the applicable Series 2000-1 Reduction Percentage of any amounts received by such Funding Agent with respect to a Series 2000-1 VFC Certificate immediately after receipt of such amounts.

SECTION 2.07                     Procedure for Decreasing the Series 2000-1 Invested Amount.

(a)           Subject to Section 7.04, on any Business Day during the Series 2000-1 Revolving Period or the Series 2000-1 Amortization Period (except for Distribution Dates during the Series 2000-1 Amortization Period (which shall be governed by Section 3A.06(c))), upon written request by the Master Servicer, the Series 2000-1 U.S. Dollar Invested Amount, the Series 2000-1 Euro Invested Amount and/or the Series 2000-1 Sterling Invested Amount may be reduced (a “Series 2000-1 Decrease”) by the distribution, in accordance with Section 3A.03(b), by the Trustee for the pro rata benefit of the Series 2000-1 Purchasers (determined based on the amount which their Series 2000-1 Purchaser U.S. Dollar Invested Amount, Series 2000-1 Purchaser Euro Invested Amount and/or Series 2000-1 Purchaser Sterling Invested Amount (as applicable) represents of the aggregate Series 2000-1 Invested Amount denominated in the applicable currency and Section 2.07(e)) of the aggregate funds on deposit in the Series 2000-1 Principal Concentration Subaccounts on such day (including any funds deposited therein pursuant to Section 3A.02(d)) in an amount not to exceed the amount of such aggregate funds on deposit on such day (each date on which a Series 2000-1 Decrease in the Series 2000-1 U.S. Dollar Invested Amount, Series 2000-1 Euro Invested Amount or Series 2000-1 Sterling Invested Amount occurs hereunder being herein referred to as the “Series 2000-1 Decrease Date” applicable to such Series 2000-1 Decrease); provided, that:

(i)            the Master Servicer shall have made such written request by giving each Funding Agent (with a copy to the Administrative Agent and the Trustee) irrevocable written notice (effective upon receipt), substantially in the form of Exhibit F hereto, stating the amount and currency of such Series 2000-1 Decrease, prior to 7:00 a.m. New York City time,

(A)          on the second (2nd) Business Day prior to the Series 2000-1 Decrease Date, if all or any portion of the Series 2000-1 Decrease relates to a Series 2000-1 CP Tranche;

(B)           on the Business Day of the Series 2000-1 Decrease Date, if the Series 2000-1 Decrease relates solely to a Series 2000-1 Floating Tranche; or

(C)           on the Business Day that is three (3) Business Days prior to the Series 2000-1 Decrease, if all or any portion of the Series 2000-1 Decrease relates to a Series 2000-1 Eurocurrency Tranche;

provided that a Series 2000-1 Decrease pursuant to Section 2.15 or 2.16 shall occur on the day determined in accordance with the applicable Section.

(ii)           (1) in respect of a Series 2000-1 U.S. Dollar VFC Certificate, such Series 2000-1 Decrease shall be in an amount equal to $1,000,000 and integral multiples of $100,000 in excess thereof or the Series 2000-1 U.S. Dollar Invested Amount at such time or (2) in respect of a Series 2000-1 Euro VFC Certificate, such Series 2000-1 Decrease shall be in an amount equal to €1,000,000 and in integral multiples of €100,000 in excess thereof or the Series 2000-1 Euro Invested Amount at such time or (3) in respect of a Series 2000-1 Sterling VFC Certificate, such Series 2000-1 Decrease shall be in an amount equal to £1,000,000 and in integral multiples of £100,000 in excess thereof or the Series 2000-1 Sterling Invested Amount at such time; provided that with respect to any Series 2000-1 Decrease pursuant to Section 2.07(f) such Series 2000-1 Decrease shall be in a minimum amount for each relevant VFC Purchaser Group of $100,000, €100,000 or £100,000 (as applicable); and

(iii)          no Series 2000-1 Decrease with respect to a Series 2000-1 Eurocurrency Tranche prior to the termination of the applicable Series 2000-1 Eurocurrency Period may occur unless, concurrently with such Series 2000-1 Decrease, the Company shall have paid to the Series 2000-1 Purchasers any amounts due and payable pursuant to Section 7.04.

Each distribution pursuant to this Section 2.07(a) shall be made by the Trustee distributing to each Funding Agent the amount of such Series 2000-1 Decrease allocable to the Series 2000-1 Purchasers in such Funding Agent’s VFC Purchaser Group.

(b)           Simultaneously with any such Series 2000-1 Decrease during the Series 2000-1 Revolving Period, the Series 2000-1 Subordinated Interest Amount shall be reduced by an amount (the “Series 2000-1 Subordinated Interest Reduction Amount”) such that the Series 2000-1 Subordinated Interest Amount shall equal the Series 2000-1 Required Subordinated Amount after giving effect to such Series 2000-1 Decrease.  During the Series 2000-1 Revolving Period, after the distribution described in Section 2.07(a) has been made, and the Series 2000-1 Subordinated Interest Amount shall have been reduced by the Series 2000-1 Subordinated Interest Reduction Amount, a distribution shall be made, in accordance with Section 3A.03(b), by the Trustee to the holder of the Series 2000-1 Subordinated Interest out of remaining aggregate funds on deposit in the Series 2000-1 Principal Concentration Subaccounts in an amount equal to the lesser of (x) the Series 2000-1 Subordinated Interest Reduction Amount and (y) the amount of such remaining aggregate funds on deposit in the Series 2000-1 Principal Concentration Subaccount.

(c)           Notwithstanding Section 2.07(a), the Funding Agents may, on or prior to the maturity date of any (i) Series 2000-1 Eurocurrency Tranche; (ii) Series 2000-1 Floating Tranche; or (iii) Series 2000-1 CP Tranche, by providing written notice to the Trustee and Master Servicer, elect to decrease, in whole or in part, the Series 2000-1 Invested Amount on the applicable maturity date in the amount specified in such notice.  In accordance with any such notice, on the maturity of the relevant tranches, the Trustee shall distribute, in accordance with Section 3A.03(b), for the pro rata benefit of the Series 2000-1 Purchasers (determined based on the amount their Series 2000-1 Purchaser U.S. Dollar Invested Amount, Series 2000-1 Purchaser Euro Invested Amount and/or Series 2000-1 Purchaser Sterling Invested Amount (as applicable) represents of the aggregate Series 2000-1 Invested Amount denominated in the applicable currency and Section 2.07(e)), of the aggregate funds on deposit in the Series 2000-1 Principal Concentration Subaccounts on such day in an amount not to exceed the lesser of (i) the amount of such aggregate funds on deposit in such subaccounts; and (ii) the decrease in the Series 2000-1 Invested Amount requested by the Funding Agents, plus all interest and fees payable with respect thereto.  Notwithstanding the foregoing, the exercise of such option by the Series 2000-1 Purchasers shall not result in a reduction of the respective commitments of the Series 2000-1 Conduit Purchasers or the commitments of any of the Series 2000-1 APA Banks pursuant to Section 2.08.  If the Series 2000-1 Purchasers exercise their rights hereunder, so long as the Series 2000-1 Commitments are outstanding and any amount hereunder remains payable to any Series 2000-1 Purchaser, the Series 2000-1 Purchasers shall continue to have the benefit of the security interests created hereunder.  Each distribution pursuant to this Section 2.07(c) shall be made by the Trustee distributing to each Funding Agent the amount of such reduction (plus interest and fees payable with respect thereto) allocable to the Series 2000-1 Purchasers in such Funding Agent’s VFC Purchaser Group.

(d)           Subject to Section 2.07(e), any reduction in the Series 2000-1 Invested Amount with respect to a VFC Purchaser Group on any Business Day shall be allocated in the following order of priority:

(i)            first, to reduce pro rata the portion of the Series 2000-1 Invested Amount with respect to such VFC Purchaser Group allocated to Series 2000-1 CP Tranches and the Series 2000-1 Unallocated Balance, as appropriate; and

(ii)           second, to reduce the portion of the Series 2000-1 Invested Amount with respect to such VFC Purchaser Group allocated to Series 2000-1 Eurocurrency Tranches in such order as the Master Servicer may select in order to minimize interest expenses and costs payable pursuant to Section 7.04.

Each distribution pursuant to this Section 2.07(d) shall be made by the Trustee distributing to each Funding Agent the amount of such reduction (plus interest and fees payable with respect thereto) allocable to the Series 2000-1 Purchasers in such Funding Agent’s VFC Purchaser Group.

(e)           Any decrease in the Series 2000-1 Purchaser Invested Amount pursuant to Section 2.07(a) or (c) shall be allocated between the Series 2000-1 U.S. Dollar Invested Amount, the Series 2000-1 Euro Invested Amount and the Series 2000-1 Sterling Invested Amount as provided in the notice given by the Master Servicer under Section 2.07(a) or by the Funding Agents under Section 2.07(c).

(f)            Notwithstanding the foregoing, a Series 2000-1 Decrease initiated pursuant to the requirements of Section 2.15 or Section 2.16 shall be implemented in accordance with this Section 2.07; provided that the provisions of this Section 2.07 shall be applied solely with respect to the relevant VFC Purchaser Group, mutatis mutandis, rather than to all VFC Purchaser Groups.

SECTION 2.08                     Reductions of the Series 2000-1 Commitments.

(a)           On any Distribution Date during the Series 2000-1 Revolving Period, the Master Servicer, on behalf of the Company and the Trust may, upon three (3) Business Days prior written notice to the Funding Agents (with a copy to the Trustee), reduce or terminate the Series 2000-1 Commitments (a “Series 2000-1 Commitment Reduction”); provided that:

(i)            in the case of a reduction, the Series 2000-1 Aggregate Commitment Amount may only be reduced in an amount equal to $5,000,000 or a whole multiple of $1,000,000 in excess thereof and in the case of a termination, the Series 2000-1 Aggregate Commitment Amount and the Series 2000-1 Commitments shall each be terminated in their entirety; and

(ii)           no such reduction or termination, as the case may be, shall be permitted if, after giving effect thereto and to any reduction in the Series 2000-1 Invested Amount (calculated without regard to clauses (c)(iv) and (v) of the definitions of Series 2000-1 Purchaser U.S. Dollar Invested Amount, Series 2000-1 Purchaser Euro Invested Amount and Series 2000-1 Purchaser Sterling Invested Amount (as applicable but with regard to clause (d) of the definition of Series 2000-1 Purchaser Euro Invested Amount and Series 2000-1 Purchaser Sterling Invested Amount)) on such date, the Series 2000-1 Invested Amount would exceed an amount equal to the Series 2000-1 Adjusted Aggregate Commitment Amount then in effect.

Each Series 2000-1 APA Bank’s Series 2000-1 Commitment shall be reduced pro rata by such Series 2000-1 APA Bank’s Series 2000-1 Adjusted Commitment Percentage of the amount of such Series 2000-1 Commitment Reduction.

(b)           If the Series 2000-1 Amortization Period has commenced, the Series 2000-1 Maximum Invested Amount shall be reduced to the Series 2000-1 Invested Amount outstanding from time to time and each Series 2000-1 APA Bank’s Series 2000-1 Commitment shall be reduced by the product of (i) such Series 2000-1 APA Bank’s Series 2000-1 Commitment Percentage multiplied by (ii) of the amount of such reduction multiplied by (iii) the Applicable Liquidity Percentage.

(c)           Each Series 2000-1 APA Bank’s Series 2000-1 Commitment shall be reduced by the product of (i) such Series 2000-1 APA Bank’s Series 2000-1 Commitment Percentage multiplied by (ii) the amount of any relevant principal reduction amount applied to the reduction of the Series 2000-1

Invested Amounts pursuant to Section 2.07(d) or 2.07(e) multiplied by (iii) the Applicable Liquidity Percentage.

(d)           Once reduced or terminated as provided in this Section 2.08, the portion of the Series 2000-1 Aggregate Commitment Amount so reduced or terminated may not be subsequently reinstated.  Upon effectiveness of any such reduction or termination, the Administrative Agent shall prepare a revised Schedule I of this Supplement to reflect the reduced or terminated Series 2000-1 Commitment of each Series 2000-1 APA Bank and Schedule I of this Supplement shall be deemed to be automatically superseded by such revised Schedule I.  The Administrative Agent shall distribute such revised Schedule I to the Company, the Master Servicer, the Trustee and each Funding Agent.  Concurrently therewith, each Funding Agent shall distribute a revised Annex I to the Series 2000-1 Asset Purchase Agreement with respect to its VFC Purchaser Group to the Company, the Master Servicer, the Administrative Agent, the Trustee and each related Series 2000-1 APA Bank.

SECTION 2.09                     Interest; Fees.

(a)           Amounts in respect of interest on the Series 2000-1 VFC Certificates shall be determined in accordance with Section 3A.04 and shall be payable on each Distribution Date or other applicable day pursuant to Section 3A.06(a).

(b)           Prior to the Series 2000-1 Scheduled Commitment Termination Date, the Series 2000-1 Purchasers shall be entitled to receive a fee with respect to each Accrual Period (or portion thereof) payable on each Distribution Date during the Series 2000-1 Revolving Period (the “Series 2000-1 Unused Fee”).  The Series 2000-1 Unused Fee shall accrue on each day during such Accrual Period in an amount equal to the product of (i) the Series 2000-1 Unused Fee Rate, times (ii) the amount by which the average of the Series 2000-1 Aggregate Commitment Amount during such Accrual Period exceeds the Series 2000-1 Invested Amount of the related VFC Purchaser Group on such day.  The Series 2000-1 Unused Fee shall be determined in accordance with Section 3A.04 and be payable on a pro rata basis (based on the amount which the then applicable Series 2000-1 Invested Amount owned by the relevant Series 2000-1 Purchaser represents of the then applicable Series 2000-1 Invested Amount owned by all Series 2000-1 Purchasers) to each Funding Agent for the benefit of the Series 2000-1 Conduit Purchaser in its related VFC Purchaser Group or the Series 2000-1 APA Banks in such related VFC Purchaser Group as part of the Series 2000-1 Monthly Interest on each Distribution Date during the Series 2000-1 Revolving Period.  The Trustee shall not be liable for the payment of the Series 2000-1 Unused Fee from its own funds.

(c)           Each Series 2000-1 Conduit Purchaser shall be entitled to receive a fee with respect to each Accrual Period (or portion thereof) payable on each Distribution Date during the period prior to the occurrence of a Conduit Purchaser Termination Event with respect to such Series 2000-1 Conduit Purchaser (the “Series 2000-1 Utilization Fee”).  The Series 2000-1 Utilization Fee shall accrue on each day during such Accrual Period in an amount equal to the product of (i) the Series 2000-1 Utilization Fee Rate, times (ii) the aggregate of the Series 2000-1 Invested Amount funded by the Series 2000-1 Conduit Purchasers on such day.  The Series 2000-1 Utilization Fee shall be determined in accordance with Section 3A.04 and be payable on a pro rata basis (based on the amount which the then applicable Series 2000-1 Invested Amount owned by the relevant Series 2000-1 Conduit Purchaser represents of the then applicable Series 2000-1 Invested Amount owned by all Series 2000-1 Conduit Purchasers) to each Funding Agent for the benefit of the Series 2000-1 Conduit Purchaser in its related VFC Purchaser Group as part of the Series 2000-1 Monthly Interest on each Distribution Date prior to the occurrence of a Conduit Purchaser Termination Event with respect to such Series 2000-1 Conduit Purchaser.  The Trustee shall not be liable for the payment of the Series 2000-1 Utilization Fee from its own funds.

(d)           Calculations of per annum rates under this Supplement shall be made on the basis of the actual number of days elapsed and a 360 day year with respect to interest rates except with respect to interest rates based on ABR or the calculation of interest with respect to the Series 2000-1 Sterling Invested Amount, each of which shall be calculated on the basis of the actual number of days elapsed and a 365 (or 366, as the case may be) day year.  Each Funding Agent shall provide an initial notice of the inclusion of Mandatory Costs in the determination of the Eurocurrency Rate promptly after such Funding Agent becomes aware of such condition; provided that the failure to provide such notice shall not affect or limit the right to include Mandatory Costs in the determination of the Eurocurrency Rate.  Each determination of Eurocurrency Rate including (if applicable) any Mandatory Costs by each Funding Agent shall be conclusive and binding upon each of the parties hereto in the absence of manifest error.

SECTION 2.10                     Indemnification by Huntsman International and the Company.

(a)           Without limiting any other rights that the Funding Agents, the Administrative Agent, the Series 2000-1 Conduit Purchasers or the Series 2000-1 APA Banks may have under this Supplement, the Pooling Agreement, the other Transaction Documents or under applicable law, each of Huntsman International and the Company hereby agrees to indemnify the Funding Agents, the Administrative Agent, the Series 2000-1 Conduit Purchasers and the Series 2000-1 APA Banks and any of their respective agents, officers, directors, employees, and agents (each a “Series 2000-1 Indemnified Party” and collectively, the “Series 2000-1 Indemnified Parties”) from and against any and all damages, losses, claims, liabilities, costs, penalties, judgments and expenses, including reasonable attorneys’ fees and reasonable disbursements (all of the foregoing being collectively referred to as “Series 2000-1 Indemnified Amounts”) awarded against or incurred by any of them in connection with the entering into and performance of this Supplement or any of the Transaction Documents by any of the Series 2000-1 Indemnified Parties, excluding, however, any amounts that are finally judicially determined to have resulted from the gross negligence or willful misconduct on the part of any Series 2000-1 Indemnified Party; provided that in no event shall Huntsman International be required to make any indemnity payments resulting from the lack of performance or collectibility of the Receivables owned by the

Company (unless such loss results from a breach of representation or undertaking by Huntsman International or one of its Affiliates with respect to any such Receivable).

(b)           In case any proceeding by any Person shall be instituted involving any Series 2000-1 Indemnified Party in respect of which indemnity may be sought pursuant to Section 2.10(a), such Series 2000-1 Indemnified Party shall promptly notify Huntsman International and the Company and the Company and Huntsman International, upon request of such Series 2000-1 Indemnified Party, shall retain counsel satisfactory to such Series 2000-1 Indemnified Party to represent such Series 2000-1 Indemnified Party and shall pay the reasonable fees and disbursements of such counsel related to such proceeding.  In any such proceeding, any Series 2000-1 Indemnified Party shall have the right to retain its own counsel, at the expense of Huntsman International and the Company.  Except as set forth herein, it is understood that neither the Company nor the Master Servicer shall, in respect of the legal expenses of any Series 2000-1 Indemnified Party in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm (in addition to any local counsel) for all such Series 2000-1 Indemnified Parties and all other parties indemnified by the Company under this Supplement, the Series 2000-1 Asset Purchase Agreements or any other Transaction Document.

(c)           Any payments to be made by Huntsman International and the Company pursuant to this Section shall be, without restriction, due and payable from Huntsman International and the Company, jointly and severally, and shall with respect to amounts owing from the Company be (i) Company Subordinated Obligations, (ii) be made solely from funds available to the Company that are not required to be applied to Company Unsubordinated Obligations then due and (iii) not constitute a general recourse claim against the Company, but only a claim payable after the satisfaction of all Company Unsubordinated Obligations then due, except to the extent that funds are available (including funds available to the Company pursuant to the exercise of its right to indemnity and other payments pursuant to Sections 2.06 and 8.02 (or equivalent sections) of the Origination Agreements) to the Company to make such payments.

SECTION 2.11                     Inability to Determine Eurocurrency Rate.

If, prior to the first day on which any Series 2000-1 Eurocurrency Tranche commences:

(a)           any Funding Agent shall have determined or shall have been notified (which determination or notification, in the absence of manifest error, shall be conclusive and binding upon the Company) that, by reason of circumstances affecting the relevant market, adequate and reasonable means do not exist for ascertaining the applicable Eurocurrency Rate for such Series 2000-1 Eurocurrency Tranche; or

(b)           any Funding Agent shall have received notice from one or more related Series 2000-1 APA Banks that the applicable Eurocurrency Rate determined or to be determined for such Series 2000-1 Eurocurrency Tranche will not adequately and fairly reflect the cost to such Series 2000-1 APA Bank (as conclusively certified by such Series 2000-1 APA Bank(s)) of purchasing or maintaining its/their affected portions of relevant Series 2000-1 Eurocurrency Tranches during the related Settlement Period;

then, in either such event, such Funding Agent shall give telecopy or telephonic notice thereof (confirmed in writing) to the Company, the Master Servicer, the Administrative Agent, the Trustee and the Series 2000-1 APA Banks as soon as practicable (but, in any event, within forty-five (45) days after such determination or notice, as applicable) thereafter.  Upon delivery of such notice and until such notice has been withdrawn by such Funding Agent, no further Series 2000-1 Eurocurrency Tranches shall be made in the relevant currency or currencies.  Each Funding Agent agrees to withdraw any such notice as soon as reasonably practicable after such Funding Agent is notified of a change in circumstances which makes such notice inapplicable.

SECTION 2.12                     Series 2000-1 FX Hedging Agreements.

The Trustee shall at all times comply with the FX Hedging Policy set forth in Schedule 6 of the Pooling Agreement.

SECTION 2.13                     Notices, Reports, Directions by Master Servicer.

Any information, notice or report to be delivered by, or any instructions, requests, demands, elections or directions to be given by, the Master Servicer under this Supplement is, unless otherwise indicated, being delivered or given by the Master Servicer on behalf of the Company in accordance with the provisions of the Pooling Agreement, this Supplement and the Servicing Agreement.

SECTION 2.14                     Optional Termination by the Company.

(a)           On any Business Day, the Master Servicer may require the Trustee to cause the Series 2000-1 Revolving Period to terminate on the date (the “Series 2000-1 Optional Termination Date”) set forth in an irrevocable written notice (the “Series 2000-1 Optional Termination Notice”) delivered by the Master Servicer to the Trustee (which date, in any event, shall not be less than (i) thirty (30) days after the date on which such notice is delivered or (ii) as otherwise provided in Section 2.14(d)).  Following the occurrence of the Series 2000-1 Optional Termination Date, no amounts deposited in the Series 2000-1 Principal Collection Subaccount will be distributed to the Company until the Series 2000-1 Invested Amount is paid in full.  To the extent allocated funds are available therefore, payments of principal on the Series 2000-1 VFC Certificates will commence on the Distribution Date next succeeding the Series 2000-1 Optional Termination Date and will be made on each Distribution Date thereafter until the Series 2000-1 Invested Amount is paid in full or the Participation Assets allocated to the Series 2000-1 Interests have been depleted.  Notwithstanding the foregoing, the Series 2000-1 Invested Amount may, on (i) any Distribution Date on or after the Series 2000-1 Optional Termination Date, be paid in full out of the proceeds of the issuance of a new Series of Investor Certificates issued in accordance with Section 5.11 of the Pooling Agreement, together with (if applicable) funds available in the Series 2000-1 Principal Collection Subaccount or (ii) the

Series 2000-1 Optional Termination Date, be paid in full in accordance with the terms set forth in Section 2.14(b) through Section 2.14(h).  The Trustee shall give prompt notice of its receipt of a Series 2000-1 Optional Termination Notice under this Section 2.14(a) to the Series 2000-1 VFC Certificateholders (in the form and at the location specified by such VFC Certificateholder or the Trustee).

(b)           In connection with the consummation of the acquisition of control of the Parent Company by Hexion Specialty Chemicals Inc. (the “Hexion Acquisition”), on any Business Day, the Master Servicer may require the Trustee to cause the Series 2000-1 Revolving Period to terminate on the Series 2000-1 Optional Termination Date on the terms set forth in Section 2.14(b) through Section 2.14(h).  The Master Servicer may initiate, on a preliminary basis, procedures for a Series 2000-1 Optional Termination Date by delivering to the Trustee, the Administrative Agent and each Funding Agent a written notice (an “Initiation Notice”) by 11:00 a.m. (New York time) specifying a potential Series 2000-1 Optional Termination Date (a “Potential Series 2000-1 Optional Termination Date”) which date shall not be less than one (1) Business Day after the date on which such notice is delivered.  Each Funding Agent (on behalf of itself and the Series 2000-1 Purchasers in its VFC Purchaser Group) and the Administrative Agent shall, by 5:00 p.m. (New York time) on the date of receipt of such notice, notify the Company, the Contributor and the Master Servicer of the amount (determined in accordance with the definition of Series 2000-1 Pay-Off Amounts) estimated to pay in full all Company Obligations owing to the Series 2000-1 Purchasers, the Funding Agents, the Administrative Agent and the Trustee (the “Series 2000-1 Finance Parties”) as if such amounts were paid on such Potential Series 2000-1 Optional Termination Date (collectively, the “Estimated Payoff Amount”).  If the Hexion Acquisition does not occur, for any reason, on a Potential Series 2000-1 Optional Termination Date, but is expected to occur after such Potential Series 2000-1 Optional Termination Date, then, (i) if the following Business Day is not a Renotification Date, the following Business Day will be deemed to be the new Potential Series 2000-1 Optional Termination Date without any further notice and (ii) if the following Business Day is a Renotification Date, then the Master Servicer will deliver a written notice specifying a new Potential Series 2000-1 Optional Termination Date (an “Extension Notice”), which shall take into account the related CP Tranche Maturity Date; provided that if the Master Servicer does not deliver such written notice, the Funding Agent shall determine the new CP Tranche Maturity Date at its discretion. Any Extension Notice may only be given, and any Series 2000-1 Optional Termination Date designated pursuant to the terms set forth in Section 2.14(b) through Section 2.14(h) may occur only, on a Business Day falling within ten (10) calendar days following the date on which the Master Servicer has delivered the related Initiation Notice or, if such tenth day is not a Business Day, the following Business Day (such period, the “Initiation Period”); provided that if no Series 2000-1 Optional Termination Date has occurred during an Initiation Period, the Master Servicer may give a new Initiation Notice on the last Business Day of such Initiation Period or any Business Day following the end of the most recently ended Initiation Period; provided, further, that the Master Servicer may only give a total of three (3) Initiation Notices unless otherwise consented to in writing by the Master Servicer, the Company and the Series 2000-1 Finance Parties.

In connection with each new Potential Series 2000-1 Optional Termination Date coinciding with the expected date of the consummation of the Hexion Acquisition, each Series 2000-1 Finance Party will provide, if necessary, revised Estimated Payoff Amounts.  If the Master Servicer has knowledge that the Series 2000-1 Optional Termination Date will not occur on the following Business Day, it shall deliver to the Trustee, the Administrative Agent and each Funding Agent a written notice (x) electing to suspend the procedures which would result in each succeeding Business Day becoming a Potential Series 2000-1 Optional Termination Date and (y) designating another Business Day within the relevant Initiation Period as a Potential Series 2000-1 Optional Termination Date and the obligation of the Funding Agents to provide revised Estimated Payment Amounts shall be suspended until the Business Day immediately preceding such designated Potential Series 2000-1 Optional Termination Date.  Notwithstanding the provisions of this Section 2.14, the Master Servicer shall continue to deliver such notices as may be required under Section 2.05 and Section 2.07 to increase or decrease the Series 2000-1 Invested Amount until the occurrence of the Series 2000-1 Optional Termination Date.

(c)           For purposes of this Section 2.14:

(i)            “Renotification Date” means 5:00 p.m. (New York time) on a Business Day that is three (3) Business Days prior to a related CP Tranche Maturity Date; and

(ii)           “CP Tranche Maturity Date” means each date designated by notice to the Master Servicer from the Funding Agent for a VFC Purchaser Group as the Business Day upon which Commercial Paper notes issued by the Series 2000-1 Conduit Purchaser in the relevant VFC Purchaser Group (or related swap agreements) are anticipated to mature in amounts equal to or greater than the Series 2000-1 Purchaser Invested Amount for such Series 2000-1 Conduit Purchaser.

(d)           Notwithstanding the terms of Section 2.14(a), if, on or prior to 3:00 p.m. (London time), on the Potential Series 2000-1 Optional Termination Date the applicable Series 2000-1 Pay-Off Amounts (as defined below) are paid to the Trustee and the Funding Agents: (i) the Series 2000-1 Invested Amount and all other outstanding Company Obligations shall be paid to the Series 2000-1 Finance Parties from the proceeds of the Hexion Prepayment Amount (as defined below) and not from funds provided by the Contributor or the Company; (ii) the Master Servicer shall be deemed to have given the Series 2000-1 Optional Termination Notice on such date; (iii) such date shall be deemed to be the Series 2000-1 Optional Termination Date; and (iv) the Series 2000-1 Revolving Period shall automatically terminate on such Series 2000-1 Optional Termination Date.  Each Funding Agent shall give prompt notice of its receipt of any notice given by the Master Servicer under Section 2.14(b) or Section 2.14(d) to the Series 2000-1 Purchasers in its VFC Purchaser Group.

(e)           The “Hexion Prepayment Amount” shall be an amount paid to the Trustee, the Administrative Agent and the Funding Agents, equal to the amount, calculated by each of Administrative Agent, the Trustee and the Funding Agents to pay in full all Company Obligations owing to the Series 2000-1 Finance Parties as if such payment were received by them on or prior to 3:00 p.m. (London Time) one (1) Business Day after the relevant Potential Series 2000-1 Optional Termination Date.  The Hexion Prepayment Amount for each Series 2000-1 Purchaser will be an estimate of the sum (without duplication) of the aggregate: (i) Series 2000-1 Daily Euro Interest Expense, Series 2000-1 Daily Dollar Interest Expense and Series 2000-1 Daily Sterling Interest Expense (as applicable) anticipated to accrue through the relevant CP Tranche Maturity Date (including (A) Series 2000-1 Unused Fee through the relevant CP Tranche Maturity Date and (B) Series 2000-1 Utilization Fee through the relevant Potential Series 2000-1 Optional Termination Date); and (ii) such other amounts due and owing to the Series 2000-1 Finance Parties pursuant to the Pooling Agreement and the Series 2000-1 Supplement, including the applicable Series 2000-1 Purchaser Invested Amount (collectively, the “Series 2000-1 Pay-Off Amounts”). The Hexion Prepayment Amount for the Trustee shall be deemed to be the monthly fee of USD 4,583.33 payable to the Trustee.  The Series 2000-1 Pay-Off Amounts shall be paid to the accounts of the applicable parties pursuant to payment instructions provided by the Series 2000-1 Finance Parties (which may be set forth in any notice of Estimated Payoff Amounts).

(f)            The Company, the Contributor and the Master Servicer hereby acknowledge that the Series 2000-1 Pay-Off Amounts specified in any notice which is given pursuant to Section 2.14(e) are only an estimate of the amounts which are payable to the respective Series 2000-1 Finance Parties.  The Contributor and the Master Servicer hereby acknowledge and agree that if any such Series 2000-1 Pay-Off Amounts are insufficient to pay in full the amount of all Company Obligations which are or will be payable to any Series 2000-1 Finance Party pursuant to the Transaction Documents, then the Contributor or the Master Servicer shall pay or cause to be paid to the relevant Series 2000-1 Finance Party an amount equal to any such deficiency within (2) Business Days after written demand therefor.  The Contributor and the Master Servicer hereby acknowledge and agree that any amount payable pursuant to the preceding sentence may include any additional cost of funds incurred by a Series 2000-1 Finance Party for funding any such deficiency.  Each Series 2000-1 Finance Party hereby acknowledges and agrees that if any Series 2000-1 Pay-Off Amounts paid to it from the proceeds of the Hexion Prepayment Amount are, in its reasonable determination, in excess of amounts necessary to pay in full the amount of all Company Obligations which are or will be payable to such Series 2000-1 Finance Party pursuant to the Transaction Documents, then such Series 2000-1 Finance Party shall pay to the Person(s) designated by the Master Servicer an amount equal to such excess within two (2) Business Days after the final application of the proceeds of the Series 2000-1 Pay-Off Amounts.

(g)           Upon receipt of the Series 2000-1 Pay-Off Amounts on the Series 2000-1 Optional Termination Date, each Funding Agent (on behalf of itself and the

Series 2000-1 Purchasers in its VFC Purchaser Group) and the Administrative Agent shall send written notice in the form attached hereto as Exhibit H, on or prior to 4:00 p.m. (London time) on such day, to the Trustee (with a copy to each other) confirming receipt of such amounts.  Upon receipt by the Trustee of such notice with respect to each Series 2000-1 Finance Party, the Trustee is hereby authorized and directed to deliver a release in the form attached hereto as Exhibit I (the “Release Agreement”) on such Series 2000-1 Optional Termination Date. Notwithstanding anything to the contrary in this Supplement or the Agreement, the payment of Series 2000-1 Pay-Off Amounts to the Series 2000-1 Finance Parties in accordance with Section 2.14(b) through Section 2.14(h) shall be deemed to be a final distribution pursuant to Section 9.03 of the Agreement with respect to the Series 2000-1 VFC Certificates and the termination provisions of the Pooling Agreement shall be interpreted accordingly.

(h)           The Master Servicer and the Contributor hereby agree to indemnify each Series 2000-1 Finance Party and each of their respective directors, officers, managers and employees (each an “Indemnified Person”) against all losses, claims, damages, penalties, judgments, liabilities, costs and expenses (including, but not limited to, all reasonable fees, costs and expenses incurred in the preparation, negotiation, execution and performance of this Series 2000-1 Supplement and the Release Agreement) that such Indemnified Person may on behalf of itself or any other Indemnified Person, pay or incur arising out of or relating to this Series 2000-1 Supplement and the Release Agreement, whether such losses, claims, damages, penalties, judgments, liabilities, costs and expenses are paid or incurred before, on or after the date hereof, excluding, however, any amounts that are finally judicially determined to have resulted from the gross negligence or willful misconduct on the part of any Indemnified Person.

SECTION 2.15                     Mandatory Reduction in Series 2000-1 Invested Amount

On each Commitment Confirmation Date, the Master Servicer shall determine if the aggregate Series 2000-1 Invested Amount for each VFC Purchaser Group (determined in U.S. Dollars) exceeds the aggregate Series 2000-1 Adjusted Commitment in relation to the Series 2000-1 APA Banks in such VFC Purchaser Group (a “VFC Excess Exposure”).  If a VFC Excess Exposure exists with respect to a VFC Purchaser Group, the Master Servicer shall, on the relevant Commitment Confirmation Date, make a Series 2000-1 Decrease in an amount equal or greater than such VFC Excess Exposure with respect only to such VFC Purchaser Group but otherwise in accordance with Section 2.07(f) and the other provisions of Section 2.07 which apply thereto pursuant to Section 2.07(f); provided that this Section 2.15 shall not affect or limit the ability otherwise to initiate Series 2000-1 Decreases pursuant to Section 2.07.

SECTION 2.16                     Allocations Among VFC Purchaser Groups

Notwithstanding the other provisions of this Supplement which provide that the Series 2000-1 Initial Invested Amount, Series 2000-1 Increases and Series 2000-1 Decreases be allocated among VFC Purchaser Groups pro rata in accordance with the VFC Pro Rata Shares and VFC Currency Pro Rata Shares (the “Pro Rata Rules”), the parties hereto acknowledge and agree that allocations in accordance with the Pro Rata Rules may be impractical to achieve and agree that the Master Servicer shall take reasonable efforts to comply with the Pro Rata Rules requirements set forth in this Supplement subject to the following conditions:

(i)            the Master Servicer shall use reasonable efforts to allocate Series 2000-1 Increases and Series 2000-1 Decreases among the VFC Purchaser Groups in accordance with the Pro Rata Rules but in any event shall not make any allocation after which, giving effect thereto, any VFC Purchaser Group’s Series 2000-1 Invested Amount would be more than $15,000,000 (or the U.S. Dollar equivalent of any other currency as determined at the Spot Rate) above or below the Series 2000-1 Invested Amount which would apply in accordance with the Pro Rata Rules (an “Excess Deviation”); provided that (1) if at any time an Excess Deviation does exist with respect to a VFC Purchaser Group, the Master Servicer shall within three (3) Business Days after the date on which such Excess Deviation first occurred, provide notice thereof to the Funding Agents, and upon receipt of a request by any Funding Agent related to a VFC Purchaser Group with respect to which such Excess Deviation exists, shall within three (3) Business Days after such request, make a Series 2000-1 Decrease in an amount which is sufficient to eliminate such Excess Deviation with respect to such VFC Purchaser Group; in accordance with Section 2.07(f) and the other provisions of Section 2.07 which apply thereto pursuant to Section 2.07(f); and (2) any VFC Purchaser Group may waive the right to request a Series 2000-1 Decrease under this provision; and

(ii)           on each day upon which any Series 2000-1 CP Tranche matures, the Master Servicer shall initiate a Series 2000-1 Increase and/or a Series 2000-1 Decrease which will be allocated among VFC Purchaser Groups in a manner which is consistent with the Pro Rata Rules so that after giving effect to such allocations the Series 2000-1 Invested Amounts are allocated among the VFC Purchaser Groups so that the Series 2000-1 Invested Amounts are allocated approximately in accordance with the Pro Rata Rules;

provided that it is understood that the Master Servicer shall not be obliged to take actions to adjust the Series 2000-1 Invested Amounts in accordance with the Pro Rata Rules as required by the foregoing clauses (i) and (ii) if the reason such adjustment is required is due to the Series 2000-1 U.S. Dollar Invested Amount being in amount which is not sufficient to allocate to the Dollar Only VFC Purchaser Group in accordance with the Pro Rata Rules.

ARTICLE III

ARTICLE III OF THE AGREEMENT

SECTION 3.01

Section 3.01 of the Pooling Agreement and each other section of Article III of the Pooling Agreement relating to another Series shall be read in its entirety as provided in the Pooling Agreement.  Article III of the Pooling Agreement (except for Section 3.01 thereof and any portion thereof relating to another Series) shall read in its entirety as follows and shall be exclusively applicable to the Series 2000-1 VFC Certificates and the Series 2000-1 Subordinated Interests.

SECTION 3A.02                  Establishment of Series 2000-1 Accounts.

(a)           On the Transferred Business Effective Date, the Trustee shall cause to be established and shall cause to be maintained in the name of the Trustee, as Trustee, with an Eligible Institution, with respect to the Series 2000-1 VFC Certificates:

(i)            (A) a Concentration Account for Pound Sterling (the “Series 2000-1 Pound Sterling Concentration Account”), (B) a Concentration Account for Euro (the “Series 2000-1 Euro Concentration Account”), and (C) a Concentration Account for U.S. Dollar (the “Series 2000-1 U.S. Dollar Concentration Account” and, together with the Series 2000-1 Pound Sterling Concentration Account and the Series 2000-1 Euro Concentration Account, the “Series 2000-1 Concentration Accounts”);

(ii)           a series of subaccounts of each Series 2000-1 Concentration Account consisting of (A) a Principal Concentration Subaccount for Pound Sterling (the “Series 2000-1 Pound Sterling Principal Concentration Subaccount”), (B) a Principal Concentration Subaccount for Euro (the “Series 2000-1 Euro Principal Concentration Subaccount”), and (C) a Principal Concentration Subaccount for U.S. Dollar (the “Series 2000-1 U.S. Dollar Principal Concentration Subaccount” and, together with the Series 2000-1 Pound Sterling Principal Concentration Subaccount and the Series 2000-1 Euro Principal Concentration Subaccount, the “Series 2000-1 Principal Concentration Subaccounts”);

(iii)          a series of subaccounts of each Series 2000-1 Concentration Account consisting of (A) a Non-Principal Concentration Subaccount for Pound Sterling (the “Series 2000-1 Pound Sterling Non-Principal Concentration Subaccount”), (B) a Non-Principal Concentration Subaccount for Euro (the “Series 2000-1 Euro Non-Principal Concentration Subaccount”), and (C) a Non-Principal Concentration Subaccount for U.S. Dollar (the “Series 2000-1 U.S. Dollar Non-Principal Concentration Subaccount” and, together with the Series 2000-1 Pound Sterling Non-Principal Concentration Subaccount and the Series 2000-1 Euro Non-Principal Concentration Subaccount, the “Series 2000-1 Non-Principal Concentration Subaccounts”); and

(iv)          a further series of subaccounts of each of the Series 2000-1 Non-Principal Concentration Subaccounts consisting of (A) an Accrued Interest Subaccount for Pound Sterling (the “Series 2000-1 Pound Sterling Accrued Interest Subaccount”), (B) an Accrued Interest Subaccount for Euro (the “Series 2000-1 Euro Accrued Interest Subaccount”), and (C) an Accrued Interest Subaccount for U.S. Dollar (the “Series 2000-1 U.S. Dollar Accrued Interest Subaccount” and, together with the Series 2000-1 Pound Sterling Accrued Interest

Subaccount and the Series 2000-1 Euro Accrued Interest Subaccount, the “Series 2000-1 Accrued Interest Subaccounts”).

All accounts established pursuant to this Section 3A.02(a) and listed on Schedule II, are collectively referred to as the “Series 2000-1 Accounts”.  Each Series 2000-1 Account shall be under the sole dominion and control of the Trustee.  The beneficial interest in each Series 2000-1 Account shall be solely and beneficially owned for the benefit of the Series 2000-1 Purchasers, in each case in accordance with the terms of the Transaction Documents and the records of the Trustee shall bear a designation clearly indicating that the funds deposited therein are so held for the benefit of the Series 2000-1 Purchasers.  The Trustee, on behalf of the Trust for the benefit of the Series 2000-1 Purchasers, shall possess all right, title and interest in all funds from time to time on deposit in, and all Eligible Investments credited to, the Series 2000-1 Accounts and in all proceeds thereof. The Series 2000-1 Accounts shall be under the sole dominion and control of the Trustee for the exclusive benefit of the Series 2000-1 Purchasers.

The Trustee hereby appoints The Bank of New York Mellon, and The Bank of New York Mellon hereby agrees to act, as “securities intermediary” (as such term is defined in Section 8-102(a)(14) of the UCC), for and on behalf of the Trustee for the benefit of the Trust, with respect to, each of the Series 2000-1 Accounts and the “security entitlements” and “financial assets” (as each such term is defined in the UCC) with respect thereto. The Bank of New York Mellon in its capacity as securities intermediary with respect to, each of the Series 2000-1 Accounts hereby confirms and agrees that each of the Series 2000-1 Accounts is a “securities account” (as defined in Section 8-501(a) of the UCC).  The Bank of New York Mellon hereby further agrees with respect to each of the Series 2000-1 Account that: (x) the Trustee is the sole “entitlement holder” (as such term in defined in Section 8-102(a)(7) of the UCC) with respect to such accounts and no other Person shall have the right to give “entitlement orders” (as such term is defined in Section 8-102(a)(8)) with respect to such accounts; and (y) each item of property (whether investment property, financial asset, security, instrument or cash) credited to such accounts shall be treated by it as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.  The Bank of New York Mellon agrees to comply with entitlement orders, written instructions or other instructions (for purposes of Sections 8-106 and 9-104 of the UCC) originated by the Trustee, without further consent of the Company, directing disposition of funds in the Series 2000-1 Accounts.  The Trustee, the Company and The Bank of New York Mellon hereby agree that notwithstanding any choice of law or governing law otherwise applicable to the Company Concentration Accounts, the Series 2000-1 Accounts, the State of New York is the “securities intermediary’s jurisdiction” for the purposes of Article 8 of the UCC with respect to each of the Series 2000-1 Accounts.

(b)           All Eligible Investments in the Series 2000-1 Accounts shall be held by the Trustee, on behalf of the Trust, for the benefit of the Series 2000-1 Purchasers.  Funds on deposit in a Series 2000-1 Account shall, at the written direction of the Master Servicer, be invested by the Trustee in Eligible Investments which shall mature on the Business Day prior to the date of the scheduled application of such funds.

(c)           On any Business Day, the Company may deposit funds from Collections only to the subaccount of the General Reserve Account relating to Series 2000-1.  At the request of the Master Servicer, on any Business Day the Trustee shall release to the Company any funds on deposit in such subaccount so long and to the extent that (i) the Series 2000-1 Allocated Receivables Amount is at least equal to the sum of the Series 2000-1 Target Receivables Amount for such day and (ii) the Company is not liable at such time to make any other payment under the Pooling Agreement or this Supplement (whether due at such time or on the next Distribution Date).

(d)           On any Business Day, the Master Servicer may, in accordance with Section 2.06 of the Servicing Agreement, deposit Servicer Advances into the appropriate currency Series 2000-1 Principal Concentration Subaccount or Series 2000-1 Non-Principal Concentration Subaccount.

(e)           On each date on which a FX Counterparty makes a payment to the Trustee pursuant to a Series 2000-1 FX Hedging Agreement with respect to the Series 2000-1 VFC Certificates, the Trustee shall deposit such payment into the relevant Series 2000-1 Principal Concentration Subaccount.  On any Business Day on which the Trustee is required to make a payment to such FX Counterparty pursuant to a Series 2000-1 FX Hedging Agreement, the Trustee may make such payment from funds available in the relevant Series 2000-1 Principal Concentration Subaccount.

SECTION 3A.03                  Daily Allocations.

(a)           The portion of the Aggregate Daily Collections allocated to Series 2000-1 pursuant to Article III of the Pooling Agreement shall be allocated as set forth in this Article III.  The Master Servicer shall determine such allocations in accordance with this Article III and direct the Trustee to make such allocations by delivering the Daily Report and the Trustee shall allocate such amounts in accordance with the instructions of the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum) as follows:

(i)            first, during the Series 2000-1 Amortization Period (if any) amounts are owed to any Person on account of Servicing Fees incurred in respect of the performance of its responsibilities as Successor Master Servicer, an amount equal to the product of (a) the amount so owed to such Successor Master Servicer and (b) a fraction, the numerator of which shall be equal to the Series 2000-1 Invested Amount as of the end of the immediately preceding Accrual Period and the denominator of which shall be equal to the Aggregate Invested Amount as of the end of the immediately preceding Accrual Period shall be transferred from the relevant Series 2000-1 Concentration Account to the relevant Series 2000-1 Non-Principal Concentration Subaccount in accordance with the Account Currency Priority;

(ii)           second, on each Business Day, following the transfers (if any) pursuant to clause (i) above, an amount equal to the Series 2000-1 Accrued Expense Amount for such day (or, during the Series 2000-1 Revolving Period, such greater amount as the Master Servicer may request in writing) shall be transferred from the relevant Series 2000-1 Concentration Account to the relevant Series 2000-1 Non-Principal Concentration Subaccount in accordance with the Account Currency Priority; provided that:

(A)          on the tenth (10th) Business Day of each Accrual Period (and each Business Day thereafter, if necessary, until the full amount of any positive Series 2000-1 Accrued Expense Adjustment is transferred),

(B)           on the day of any Series 2000-1 Increase (and each Business Day thereafter, if necessary, until the full amount of any positive Series 2000-1 Accrued Expense Adjustment is transferred),

(C)           on the day of any distribution pursuant to Section 2.07, and

(D)          on the last Business Day of each Accrual Period,

an amount equal to the Series 2000-1 Accrued Expense Adjustment shall, if such adjustment is a positive amount, be transferred from the relevant Series 2000-1 Concentration Account to the relevant Series 2000-1 Non-Principal Concentration Subaccount in accordance with the Account Currency Priority, or if such adjustment is a negative amount, be transferred from the relevant Series 2000-1 Non-Principal Concentration Subaccount to the relevant Series 2000-1 Concentration Account with respect to the same currency (or deducted from the transfer in respect of the Series 2000-1 Accrued Expense Amount for such Business Day);

(iii)          third, on each Business Day (including Distribution Dates), following the transfers pursuant to sub-clauses (i) and (ii) above, any remaining funds on deposit in the Series 2000-1 Concentration Accounts shall be transferred by the Trustee to the relevant Series 2000-1 Principal Concentration Subaccounts with respect to the same currency.

(b)           (i)            On each Business Day during the Series 2000-1 Revolving Period (including Distribution Dates), after giving effect to (x) all allocations of Aggregate Daily Collections referred to in subparagraphs (a)(i), (a)(ii) and (a)(iii) on such Business Day and (y) any deposit resulting from a Series 2000-1 Increase (if any) pursuant to Section 2.05(d) on such Business Day, amounts on deposit in the Series 2000-1 Principal Concentration Subaccounts shall be distributed by the Trustee not later than 2:30 p.m. London time (but only to the extent that the Trustee has received a Daily Report which reflects the receipt of the Aggregate Daily Collections on deposit therein not later than 12:30 p.m. London time, upon which Daily Report the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum),

(A)          first, to distribute to the account designated by the Master Servicer an amount equal to the Outstanding Amount Advanced (if any) from the applicable Series 2000-1 Principal Concentration Subaccount corresponding to the Approved Currency in which the Master Servicer has made the Servicer Advance;

(B)           second, to distribute amounts payable with respect to reductions in the Series 2000-1 Invested Amount and Series 2000-1 Subordinated Interest Amount in accordance with Section 2.07; and

(C)           third, any remaining balances in the Series 2000-1 Principal Concentration Subaccounts shall be transferred to the relevant Company Receipts Accounts in accordance with directions contained in the Daily Report or to such accounts or such Persons as the Master Servicer may direct in writing (which directions may consist of standing instructions provided by the Company that shall remain in effect until changed by the Company in writing);

provided that (1) the distributions under sub-clauses (A) and (C) shall be made only if no Series 2000-1 Early Amortization Event, or Potential Series 2000-1 Early Amortization Event or has occurred and is continuing; and (2) distributions from the Series 2000-1 Principal Concentration Subaccount for purposes of sub-clause (C) above and Section 2.07 shall be made in accordance with the Account Currency Priority.

(ii)           On each Business Day during the Series 2000-1 Amortization Period (including Distribution Dates), funds deposited in the Series 2000-1 Principal Concentration Subaccounts shall be invested in Eligible Investments that mature on or prior to the Business Day immediately preceding the next Distribution Date and shall be distributed on such Distribution Date in accordance with Section 3A.06(c).  Except as set forth in Section 3A.06(c), no amounts on deposit in any Series 2000-1 Principal Concentration Subaccount shall be distributed by the Trustee to the Company or the owner of the Series 2000-1 Subordinated Interests during the Series 2000-1 Amortization Period; provided that amounts on deposit which represent Collections received on Ineligible Receivables, may be released to the Company subject to payment having been made by the Company in respect of such Ineligible Receivables in accordance with Section 2.05 of the Pooling Agreement and/or (as the case may be) the Exchangeable Company Interests having been reduced in accordance therewith and the Trustee having received all relevant payments from the Company in connection with the foregoing.

(c)            (i)            On each Business Day, an amount equal to the Series 2000-1 Daily U.S. Dollar Interest Deposit for such day shall be transferred by the Trustee, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum), from the relevant Series 2000-1 Non-Principal Concentration Subaccount to the relevant Series 2000-1 Accrued Interest Subaccount in accordance with the Account Currency Priority. Amounts transferred pursuant to sub-clauses (b)(1)(ii) and (iii) of the Account Currency Priority shall be converted into U.S. Dollars at the applicable currency Spot Rate provided by the Paying Agent prior to any such transfer.

(ii)           On each Business Day, an amount equal to the Series 2000-1 Daily Euro Interest Deposit for such day shall be transferred by the Trustee, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum), from the relevant Series 2000-1 Non-Principal Concentration Subaccount to the relevant Series 2000-1 Accrued Interest Subaccount in accordance with the Account Currency Priority.  Amounts transferred pursuant to sub-clauses (b)(2)(ii) and (iii) of the Account Currency Priority shall be converted into Euro at the applicable currency Spot Rate provided by the Paying Agent prior to any such transfer.

(iii)          On each Business Day, an amount equal to the Series 2000-1 Daily Sterling Interest Deposit for such day shall be transferred by the Trustee, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum), from the relevant Series 2000-1 Non-Principal Concentration Subaccount to the relevant Series 2000-1 Accrued Interest Subaccount in accordance with the Account Currency Priority.  Amounts transferred pursuant to sub-clauses (b)(3)(ii) and (iii) of the Account Currency Priority shall be converted into Pounds Sterling at the applicable currency Spot Rate provided by the Paying Agent prior to any such transfer.

(d)           The allocations to be made pursuant to this Section 3A.03 are subject to the provisions of Sections 2.05, 2.06, 7.02 and 9.01 of the Pooling Agreement.

SECTION 3A.04                  Determination of Interest.

The amount in respect of interest distributable with respect to the Series 2000-1 VFC Certificates on each Distribution Date for the Accrual Period then ending shall be determined by the Master Servicer as follows:

(a)            (i)            (1) For the Series 2000-1 U.S. Dollar VFC Certificates, the amount of interest distributable (“Series 2000-1 U.S. Dollar Monthly Interest

Distribution”) on each Distribution Date shall be the aggregate amount of Series 2000-1 Daily U.S. Dollar Interest Expense accrued during the Accrual Period ending on such Distribution Date, (2) for the Series 2000-1 Euro VFC Certificates, the amount of interest distributable (“Series 2000-1 Euro Monthly Interest Distribution”) on each Distribution Date shall be the aggregate amount of Series 2000-1 Daily Euro Interest Expense accrued during the Accrual Period ending on such Distribution Date and (3) for the Series 2000-1 Sterling VFC Certificates, the amount of interest distributable (“Series 2000-1 Sterling Monthly Interest Distribution”) on each Distribution Date shall be the aggregate amount of Series 2000-1 Daily Sterling Interest Expense accrued during the Accrual Period ending on such Distribution Date.

(ii)           On or before the first day of each Accrual Period or any other day (other than a Distribution Date) upon which (x) a Series 2000-1 Increase is to occur in accordance with Section 2.05 or (y) the Series 2000-1 Invested Amounts are to be reduced in accordance with Section 2.07, each Funding Agent shall notify the Trustee and the Master Servicer of the Series 2000-1 U.S. Dollar Certificate Rate applicable with respect to the Series 2000-1 U.S. Dollar VFC Certificates, the Series 2000-1 Euro Certificate Rate applicable with respect to the Series 2000-1 Euro VFC Certificates and the Series 2000-1 Sterling Certificate Rate applicable with respect to the Series 2000-1 Sterling VFC Certificates for its VFC Purchaser Group (and, if applicable, the CP Rate, Eurocurrency Rate or ABR which applies and the Series 2000-1 U.S. Dollar Invested Amount, the Series 2000-1 Euro Invested Amount and Series 2000-1 Sterling Invested Amount as to which such rates apply).

(iii)          If the Series 2000-1 U.S. Dollar Certificate Rate applicable to any Series 2000-1 U.S. Dollar VFC Certificate, the Series 2000-1 Euro Certificate Rate applicable to any Series 2000-1 Euro VFC Certificate or the Series 2000-1 Sterling Certificate Rate applicable to any Series 2000-1 Sterling VFC Certificate changes during any Accrual Period, the Funding Agent with respect to the VFC Purchaser Group to which such change applies shall notify the Trustee and the Master Servicer of such changes.  The parties to this Supplement hereby acknowledge and agree that the Series 2000-1 CP Rate determined with respect to any Series 2000-1 CP Tranche represents an estimate of the expected rate that would apply to the funding of such Series 2000-1 CP Tranche for the relevant Series 2000-1 CP Rate Period.  At least two (2) Business Days prior to the last day of the Accrual Period, the related Funding Agent shall notify the Trustee and the Master Servicer of the actual rate and corresponding CP Costs for the Accrual Period then ending.

(iv)          Following any change in the amount of any Series 2000-1 Eurocurrency Tranche, Series 2000-1 CP Tranche or Series 2000-1 Floating Tranche or the Series 2000-1 U.S. Dollar Certificate Rate, Series 2000-1 Euro Certificate Rate or Series 2000-1 Sterling

Certificate Rate which applies to all or any portion thereof during an Accrual Period:

(A)          the Series 2000-1 U.S. Dollar Monthly Interest, Series 2000-1 Euro Monthly Interest or Series 2000-1 Sterling Monthly Interest (as applicable) shall be calculated with respect to such changed amount and/or changed rate for the number of days in the Accrual Period during which such changed amount is outstanding and/or changed rate is applicable; and

(B)           the Master Servicer shall amend the Monthly Settlement Report to reflect the adjustment in the Series 2000-1 U.S. Dollar Monthly Interest, Series 2000-1 Euro Monthly Interest or Series 2000-1 Sterling Monthly Interest for such Accrual Period caused by such change and any consequent adjustments and the Master Servicer shall also provide written notification to the Trustee of any such change in the Series 2000-1 U.S. Dollar Certificate Rate, the Series 2000-1 Euro Certificate Rate or the Series 2000-1 Sterling Certificate Rate.

(C)           Any amendment to the Monthly Settlement Report pursuant to this Section 3A.04(a)(iv) shall be completed by 1:00 p.m. London time, on the next Settlement Report Date.

(b)           (i)            On each Distribution Date, the Master Servicer shall determine the excess, if any (the “Series 2000-1 U.S. Dollar Interest Shortfall”), of (i) the aggregate Series 2000-1 U.S. Dollar Monthly Interest Distribution for the Accrual Period ending on such Distribution Date over (ii) the sum of (A) the amount that will be available to be distributed to the Series 2000-1 Purchasers on such Distribution Date in respect thereof pursuant to Sections 3A.03 and 3A.06(a) and (B) the amount of Servicer Advances (if any) made by the Master Servicer pursuant to Section 2.06 of the Servicing Agreement and Section 3A.02(d) for purposes of paying the Series 2000-1 U.S. Dollar Monthly Interest Distribution for such Accrual Period.  If the Series 2000-1 U.S. Dollar Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount (“Series 2000-1 U.S. Dollar Additional Interest”) equal to the product of (A) the number of days until such Series 2000-1 U.S. Dollar Interest Shortfall shall be repaid divided by 365 (or 366, as the case may be), (B) the ABR plus 3.50% and (C) such Series 2000-1 U.S. Dollar Interest Shortfall that has not been paid to the Series 2000-1 Purchasers shall be payable as provided herein with respect to the Series 2000-1 U.S. Dollar VFC Certificates on each Distribution Date following such Distribution Date to but excluding the Distribution Date on which such Series 2000-1 U.S. Dollar Interest Shortfall is paid to the Series 2000-1 U.S. Dollar VFC Certificateholders.

(ii)           On each Distribution Date, the Master Servicer shall determine the excess, if any (the “Series 2000-1 Euro Interest Shortfall”), of (i) the aggregate Series 2000-1 Euro Monthly Interest Distribution for the

Accrual Period ending on such Distribution Date over (ii) the sum of (A) the amount that will be available to be distributed to the Series 2000-1 Purchasers on such Distribution Date in respect thereof pursuant to Sections 3A.03 and 3A.06(a) and (B) the amount of Servicer Advances (if any) made by the Master Servicer pursuant to Section 2.06 of the Servicing Agreement and Section 3A.02(d) for purposes of paying the Series 2000-1 Euro Monthly Interest Distribution for such Accrual Period.  If the Series 2000-1 Euro Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount (“Series 2000-1 Euro Additional Interest”) equal to the product of (A) the number of days until such Series 2000-1 Euro Interest Shortfall shall be repaid divided by 365 (or 366, as the case may be), (B) the ABR plus 3.50% and (C) such Series 2000-1 Euro Interest Shortfall that has not been paid to the Series 2000-1 Purchasers shall be payable as provided herein with respect to the Series 2000-1 Euro VFC Certificates on each Distribution Date following such Distribution Date to but excluding the Distribution Date on which such Series 2000-1 Euro Interest Shortfall is paid to the Series 2000-1 Euro VFC Certificateholders.

(iii)          On each Distribution Date, the Master Servicer shall determine the excess, if any (the “Series 2000-1 Sterling Interest Shortfall”), of (i) the aggregate Series 2000-1 Sterling Monthly Interest Distribution for the Accrual Period ending on such Distribution Date over (ii) the sum of (A) the amount that will be available to be distributed to the Series 2000-1 Purchasers on such Distribution Date in respect thereof pursuant to Sections 3A.03 and 3A.06(a) and (B) the amount of Servicer Advances (if any) made by the Master Servicer pursuant to Section 2.06 of the Servicing Agreement and Section 3A.02(d) for purposes of paying the Series 2000-1 Sterling Monthly Interest Distribution for such Accrual Period.  If the Series 2000-1 Sterling Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount (“Series 2000-1 Sterling Additional Interest”) equal to the product of (A) the number of days until such Series 2000-1 Sterling Interest Shortfall shall be repaid divided by 365 (or 366, as the case may be), (B) the ABR plus 3.50% and (C) such Series 2000-1 Sterling Interest Shortfall that has not been paid to the Series 2000-1 Purchasers shall be payable as provided herein with respect to the Series 2000-1 Sterling VFC Certificates on each Distribution Date following such Distribution Date to but excluding the Distribution Date on which such Series 2000-1 Sterling Interest Shortfall is paid to the Series 2000-1 Sterling VFC Certificateholders.

(c)            On any Business Day, the Master Servicer may, with respect to any VFC Purchaser Group and subject to Section 3A.04(d), elect to allocate all or any portion of the Series 2000-1 Available Pricing Amount:

(i)             prior to a Conduit Purchaser Termination Event with respect to the related Series 2000-1 Conduit Purchaser, to a Series 2000-1 CP Tranche commencing on such Business Day by giving the

Administrative Agent and each Funding Agent irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by the Funding Agents prior to 7:00 a.m. New York City time, three (3) Business Days (or if such notice relates to the Series 2000-1 Purchaser U.S. Dollar Investment Amount, two (2) Business Days) prior to such Business Day (provided that the selection of Series 2000-1 CP Tranches shall be at the sole discretion of the related Funding Agents); or

(ii)           (x) on or after the occurrence of a Conduit Purchaser Termination Event or Series 2000-1 Purchase Date with respect to the related Conduit Purchaser, to one or more Series 2000-1 Eurocurrency Tranches by reference to the ABR by giving the Administrative Agent and the Funding Agents irrevocable written or telephonic (confirmed in writing) notice, thereof, which notice must be received prior to 7:00 a.m. New York City time on such Business Day, or (y) on or after the occurrence of a Conduit Purchaser Termination Event with respect to the related Conduit Purchaser or Series 2000-1 Purchase Date with respect to the related Conduit Purchaser, to one or more Series 2000-1 Eurocurrency Tranches with Series 2000-1 Eurocurrency Periods commencing on such Business Day by giving the Administrative Agent and the Funding Agents irrevocable written or telephonic (confirmed in writing) notice thereof, which notice must be received by the Funding Agents prior to 7:00 a.m. New York City time, three (3) Business Days prior to such Business Day.

Each such notice shall specify (A) the applicable Business Day, (B) the currency of the Series 2000-1 Available Pricing Amount with respect to such allocation, (C) the Series 2000-1 Available Pricing Amount that shall be allocable to any Series 2000-1 CP Tranche and (D) the Series 2000-1 Eurocurrency Period and the portion of the Series 2000-1 Available Pricing Amount being allocated to each Series 2000-1 Eurocurrency Tranche (if any).  On or after any Series 2000-1 Purchase Date with respect to a VFC Purchaser Group, each Funding Agent shall notify the related Series 2000-1 APA Banks of the contents of each such notice promptly upon receipt thereof.  So long as no Conduit Purchaser Termination Event has occurred with respect to any of the Series 2000-1 Conduit Purchasers, the allocation of Series 2000-1 Available Pricing Amount in a specified currency to Series 2000-1 CP Tranches shall be allocated as among the Series 2000-1 Conduit Purchasers pro rata based on their VFC Currency Pro Rata Share with respect to such specified currency.

(d)           Notwithstanding anything to the contrary contained in this Section 3A.04:

(i)             if a Series 2000-1 Conduit Purchaser holds a Series 2000-1 Purchaser Invested Amount, such Series 2000-1 Conduit Purchaser shall approve the portion of the Series 2000-1 Invested Amount funded by it which is to be allocated to Series 2000-1 CP Tranches; and

(ii)           if a Series 2000-1 APA Bank holds a Series 2000-1 Purchaser Invested Amount:

(A)          the portion of the Series 2000-1 Purchaser Invested Amount with respect to such Series 2000-1 APA Bank allocable to each Series 2000-1 Eurocurrency Tranche must be in an amount equal to 500,000 units of the currency applicable for such Series 2000-1 Eurocurrency Tranche or an integral multiple of 500,000 units of the currency applicable for such Series 2000-1 Eurocurrency Tranche in excess thereof;

(B)           no more than five Series 2000-1 Eurocurrency Tranches shall be outstanding at any one time with respect to any VFC Purchaser Group;

(C)           after the occurrence and during the continuance of any Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event, each Funding Agent may choose to allocate any portion of the Series 2000-1 Available Pricing Amount with respect to its VFC Purchaser Group to a Series 2000-1 Eurocurrency Tranche or Series 2000-1 Floating Rate Tranche; and

(D)          after the end of the Series 2000-1 Revolving Period, the Company (or the Master Servicer on behalf of the Company) may not select any Series 2000-1 Eurocurrency Period that does not end on or prior to the next succeeding Distribution Date.

SECTION 3A.05                  Determination of Series 2000-1 Monthly Principal.

(a)            Payments of Series 2000-1 Principal.  The amount of principal in respect of the Series 2000-1 U.S. Dollar VFC Certificates (the “Series 2000-1 U.S. Dollar Monthly Principal Payment”), the amount of principal in respect of the Series 2000-1 Euro VFC Certificates (the “Series 2000-1 Euro Monthly Principal Payment”) and the amount of principal in respect of the Series 2000-1 Sterling VFC Certificates (the “Series 2000-1 Sterling Monthly Principal Payment”) distributable from the Series 2000-1 Principal Concentration Subaccounts on each Distribution Date during the Series 2000-1 Amortization Period shall be equal to the amount on deposit in such subaccounts on the immediately preceding Settlement Report Date after giving effect to any payments which in accordance with Section 3A.02(e) are to be received from or are required to be made to the FX Counterparty pursuant to any Series 2000-1 FX Hedging Agreements with respect to the Series 2000-1 VFC Certificates; provided, however, that the Series 2000-1 U.S. Dollar Monthly Principal Payment, the Series 2000-1 Euro Monthly Principal Payment and the Series 2000-1 Sterling Monthly Principal Payment on any Distribution Date shall not exceed the Series 2000-1 U.S. Dollar Invested Amount, the Series 2000-1 Euro Invested Amount and the Series 2000-1 Sterling Invested Amount, respectively, on such Distribution Date after giving effect to the reductions and increases pursuant to paragraphs (b) and (c) below.  Further, on any other Business Day during the Series 2000-1 Amortization Period, funds shall be distributed from the Series 2000-1

Principal Concentration Subaccounts to the Series 2000-1 VFC Certificateholders in accordance with Section 2.07 of this Supplement.

(b)           Reductions to Series 2000-1 Principal.  If, on any Special Allocation Settlement Report Date, the Series 2000-1 Allocable Charged-Off Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with the written directions of the Master Servicer provided in accordance with Section 3.01(b)(ii) of the Pooling Agreement, upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum) make the following applications of such amount in the following order of priority:

(i)            first, the Series 2000-1 Required Subordinated Amount shall be reduced (but not below zero) by an amount equal to the Series 2000-1 Allocable Charged-Off Amount (which shall be reduced by the amount so applied); and

(ii)           second, to the extent that the Series 2000-1 Allocable Charged-Off Amount is greater than zero following the applications in clause (i) above, the Series 2000-1 U.S. Dollar Invested Amount, the Series 2000-1 Euro Invested Amount and the Series 2000-1 Sterling Invested Amount shall be reduced pro rata (but not below zero) by such remaining Series 2000-1 Allocable Charged-Off Amount (which shall be reduced by the amount so applied) and such reduction shall be allocated to the Series 2000-1 Purchaser U.S. Dollar Invested Amount, the Series 2000-1 Purchaser Euro Invested Amount and the Series 2000-1 Purchaser Sterling Invested Amount pro rata based on the amount each of the Series 2000-1 Purchaser U.S. Dollar Invested Amount, Series 2000-1 Purchaser Euro Invested Amount and/or Series 2000-1 Purchaser Sterling Invested Amount (as applicable) represents of the aggregate Series 2000-1 Invested Amount.

(c)            Increases to Series 2000-1 Principal.  If, on any Special Allocation Settlement Report Date, the Series 2000-1 Allocable Recoveries Amount is greater than zero for the related Settlement Period, the Trustee shall (in accordance with written directions from the Master Servicer upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum) make the following applications (after giving effect to the applications in Section 3A.05(b) of such amount in the following order of priority):

(i)            first, the Series 2000-1 U.S. Dollar Invested Amount, the Series 2000-1 Euro Invested Amount and the Series 2000-1 Sterling Invested Amount shall be increased (but only to the extent of any previous reductions of the Series 2000-1 U.S. Dollar Invested Amount, the Series 2000-1 Euro Invested Amount and the Series 2000-1 Sterling Invested Amount pursuant to Section 3A.05(b)(ii)) by the amount of the Series 2000-1 Allocable Recoveries Amount (which shall be reduced by the amount so applied) and such increase shall be allocated to the Series 2000-1 Purchaser U.S. Dollar Invested Amount, the Series 2000-1 Purchaser Euro Invested Amount and the Series 2000-1

Purchaser Sterling Invested Amount pro rata based on the amount each of the Series 2000-1 Purchaser U.S. Dollar Invested Amount, Series 2000-1 Purchaser Euro Invested Amount and/or Series 2000-1 Purchaser Sterling Invested Amount (as applicable) represents of the aggregate Series 2000-1 Invested Amount; and

(ii)           second, to the extent that the Series 2000-1 Allocable Recoveries Amount is greater than zero following the applications in clause (i) above, the Series 2000-1 Required Subordinated Amount shall be increased (but only to the extent of any previous reductions of the Series 2000-1 Required Subordinated Amount pursuant to Section 3A.05(b)(i)) by such remaining Series 2000-1 Allocable Recoveries Amount (which shall be reduced by the amount so applied).

SECTION 3A.06                  Applications.

(a)           Series 2000-1 Accrued Interest Subaccounts.

The Trustee shall distribute to the Paying Agent, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum), on each Distribution Date, from amounts on deposit in the Series 2000-1 Accrued Interest Subaccounts in accordance with the Account Currency Priority:

(i)            an amount equal to the Outstanding Amount Advanced with respect to Series 2000-1 (if any), to the account designated by the Master Servicer pursuant to Section 3A.02(d);  and

(ii)           pro rata:

(x)            for the Series 2000-1 U.S. Dollar VFC Certificates, an amount equal to the Series 2000-1 U.S. Dollar Monthly Interest Distribution payable on such Distribution Date (such amount, the “Series 2000-1 U.S. Dollar Monthly Interest Payment”), plus the amount of any Series 2000-1 U.S. Dollar Monthly Interest Payment previously due but not distributed to the Series 2000-1 Purchasers on a prior Distribution Date, plus the amount of any Series 2000-1 U.S. Dollar Additional Interest for such Distribution Date and any Series 2000-1 U.S. Dollar Additional Interest previously due but not distributed to the applicable Series 2000-1 Purchasers on a prior Distribution Date;

(y)           for the Series 2000-1 Euro VFC Certificates, an amount equal to the Series 2000-1 Euro Monthly Interest Distribution payable on such Distribution Date (such amount, the “Series 2000-1 Euro Monthly Interest Payment”), plus the amount of any Series 2000-1 Euro Monthly Interest Payment previously due but not distributed to the Series 2000-1 Purchasers on a prior Distribution Date, plus the amount of any Series 2000-1 Euro Additional Interest for such Distribution Date and any Series 2000-1 Euro Additional Interest previously due but not distributed to the applicable Series 2000-1 Purchasers on a prior Distribution Date; and

(z)            for the Series 2000-1 Sterling VFC Certificates, an amount equal to the Series 2000-1 Sterling Monthly Interest Distribution payable on such Distribution Date (such amount, the “Series 2000-1 Sterling Monthly Interest Payment”), plus the amount of any Series 2000-1 Sterling Monthly Interest Payment previously due but not distributed to the Series 2000-1 Purchasers on a prior Distribution Date, plus the amount of any Series 2000-1 Sterling Additional Interest for such Distribution Date and any Series 2000-1 Sterling Additional Interest previously due but not distributed to the applicable Series 2000-1 Purchasers on a prior Distribution Date.

(b)           Series 2000-1 Non-Principal Concentration Subaccounts.

On each Distribution Date, the Trustee shall, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum), apply funds on deposit in the Series 2000-1 Non-Principal Concentration Subaccounts in the following order of priority to the extent funds are available:

(i)             first, an amount equal to the Series 2000-1 Monthly Servicing Fee for the Accrual Period ending on such Distribution Date shall be withdrawn by the Trustee and paid to the Master Servicer (less any amounts payable to the Trustee pursuant to Section 8.05 of the Pooling Agreement, which shall be paid to the Trustee) from the Series 2000-1 Non-Principal Concentration Subaccounts in accordance with the Account Currency Priority (amounts paid pursuant to sub-clauses (b)(1)(ii) or (iii) of the Account Currency Priority shall be converted to U.S. Dollars at the applicable currency Spot Rate provided by the Paying Agent);

(ii)           second, (following the applications in clause (i), an amount equal to any Series 2000-1 Program Costs due and payable shall be withdrawn by the Trustee and paid to the Persons owed such amounts from the Series 2000-1 Non-Principal Concentration Subaccounts in accordance with the Account Currency Priority; and

(iii)          third, any remaining amounts on deposit in the Series 2000-1 Non-Principal Concentration Subaccounts (in excess of the Series 2000-1 Accrued Expense Amount as of such Distribution Date) not allocated pursuant to clauses (i) and (ii) above shall be paid to the holder of the Series 2000-1 Subordinated Interests; provided, however, that during the Series 2000-1 Amortization Period, such remaining amounts shall be deposited in the relevant Series 2000-1 Principal Concentration Subaccount for distribution in accordance with Section 3A.06(c).

(c)            Series 2000-1 Amortization Period - Series 2000-1 Principal Concentration Subaccounts.

During (x) the Series 2000-1 Amortization Period and (y) during any period following the occurrence of the Series 2000-1 Optional Termination Date and ending on the Series 2000-1 Optional Termination Final Distribution Date (as applicable), the Trustee shall, based solely on the information provided to the Trustee by the Master Servicer in the Daily Report (upon which the Trustee may conclusively rely, subject to its obligation to perform the procedures set forth in the Internal Operating Procedures Memorandum), apply, on each Distribution Date, amounts on deposit in the Series 2000-1 Principal Concentration Subaccounts in the following order of priority:

(i)            first, an amount equal to the Outstanding Amount Advanced with respect to the Series 2000-1 (if any) shall be distributed from the applicable Series 2000-1 Principal Subaccount corresponding to the Approved Currency in which the Master Servicer has made the Servicer Advance to the account designated by the Master Servicer pursuant to Section 3A.02(d);

(ii)           second, an amount equal to the Series 2000-1 U.S. Dollar Monthly Principal Payment, the Series 2000-1 Euro Monthly Principal Payment and the Series 2000-1 Sterling Monthly Principal Payment for such Distribution Date shall be distributed to the Paying Agent, on behalf of the Series 2000-1 Purchasers, from the Series 2000-1 Principal Concentration Subaccounts in accordance with the Account Currency Priority pro rata to the Series 2000-1 U.S. Dollar VFC Certificateholders, the Series 2000-1 Euro VFC Certificateholders and the Series 2000-1 Sterling VFC Certificateholders in reduction (to zero) of the Series 2000-1 U.S. Dollar Invested Amount, the Series 2000-1 Euro Invested Amount and the Series 2000-1 Sterling Invested Amount, respectively;

(iii)          third, if, following the payment in full of all amounts set forth in clauses (i) and (ii) above, any amounts are owed to the Trustee or the Series 2000-1 Purchasers, such amounts shall be transferred to pay the Trustee or the Paying Agent, on behalf of the Series 2000-1 Purchasers, as the case may be, from the Series 2000-1 Principal Concentration Subaccounts in accordance with the Account Currency Priority; and

(iv)          fourth, following the payment in full of all amounts set forth in clauses (i), (ii) and (iii) above, the remaining (if any) amounts on deposit in the Series 2000-1 Principal Concentration Subaccounts on such Distribution Date shall be distributed to the Company, as holder of the Series 2000-1 Subordinated Interests.

Notwithstanding the foregoing, during the Amortization Period the Administrative Agent may, at the direction of the Funding Agents representing 66-2/3% or more of the Series 2000-1 Invested Amount, apply (or direct the Paying Agent to apply) amounts on deposit in the Series 2000-1 Principal

Concentration Accounts as between the Series 2000-1 Euro VFC Certificates, Series 2000-1 Sterling VFC Certificates and the Series 2000-1 U.S. Dollar VFC Certificates taking into account prevailing exchange rates in order to maximize payments in respect of the Series 2000-1 Euro Invested Amount, Series 2000-1 Sterling Invested Amount and the Series 2000-1 U.S. Dollar Invested Amount; provided that such application by the Administrative Agent, at the direction of the Funding Agents, shall be made on an equitable basis taking into account the outstanding Series 2000-1 Invested Amount in respect of each VFC Purchaser Group.

ARTICLE IV

DISTRIBUTIONS AND REPORTS

Article IV of the Pooling Agreement (except for any portion thereof relating to another Series) shall read in its entirety as follows and the following shall be exclusively applicable to the Series 2000-1 VFC Certificate issued pursuant to this Supplement:

SECTION 4A.01                  Distributions.

(a)           On each Distribution Date, the Trustee shall distribute to each Funding Agent with respect to its VFC Purchaser Group from the accounts indicated in Article III the aggregate amount to be distributed to all Series 2000-1 Purchasers pursuant to Article III.  Each Funding Agent shall distribute to each related Series 2000-1 Purchaser to which such amounts are owed its pro rata share of such amounts based upon the Series 2000-1 Invested Amount at such time owned by each Series 2000-1 Purchaser in such Funding Agent’s VFC Purchaser Group or as is otherwise required by this Supplement, the applicable Series 2000-1 Asset Purchase Agreement or related agreements.

(b)           All allocations and distributions hereunder shall be in accordance with the Daily Report and the Monthly Settlement Report and shall be made in accordance with the provisions of Section 11.04 and subject to Section 3.01(i) of the Pooling Agreement.

(c)           All distributions which pursuant to Section 3A.06, are to be made pro rata as between the Series 2000-1 U.S. Dollar VFC Certificates, the Series 2000-1 Sterling VFC Certificates and the Series 2000-1 Euro VFC Certificates shall be determined pro rata based on the Series 2000-1 Invested Amount of the Series 2000-1 U.S. Dollar VFC Certificates, the Series 2000-1 Sterling VFC Certificates and the Series 2000-1 Euro VFC Certificates (determined with respect to Series 2000-1 VFC Certificates not denominated in U.S. Dollars in U.S. Dollars at the Spot Rate as determined on the Business Day immediately preceding the relevant distribution).

(d)           For purposes of clarification, the Account Currency Priority shall not affect the determination of the respective priority or amounts to be paid with respect to the Series 2000-1 VFC Certificates denominated in different currencies but rather determines the priority of the source of funds to be applied to the amounts that are to be distributed with respect to the Series 2000-1 VFC Certificates denominated in a specific currency.

SECTION 4A.02                  Daily Reports.

The Master Servicer shall provide each Funding Agent, the Trustee and the Liquidation Servicer with a Daily Report in accordance with Section 4.01 of the Servicing Agreement and substantially in the form of Exhibit D to this Supplement, together with a copy of the Purchase Documents relating to each transfer occurring pursuant to the Receivables Purchase Agreements on such Business Day.  Each Funding Agent shall make copies of the Daily Report available to its related Series 2000-1 Purchasers, upon reasonable request, at such Funding Agent’s office at its address as specified from time to time in accordance with Section 11.09.

SECTION 4A.03                  Reports and Notices.

(a)           Monthly Settlement Reports.  On each Settlement Report Date, the Master Servicer shall deliver to the Trustee, each Funding Agent and the Liquidation Servicer a Monthly Settlement Report in the Form of Exhibit E to this Supplement setting forth, among other things, the Series 2000-1 Loss Reserve Ratio, the Series 2000-1 Dilution Reserve Ratio, the Series 2000-1 Minimum Ratio, the Series 2000-1 Ratio, the Series 2000-1 U.S. Dollar Monthly Interest, the Series 2000-1 Euro Monthly Interest, the Series 2000-1 Sterling Monthly Interest, the Series 2000-1 U.S. Dollar Additional Interest, the Series 2000-1 Euro Additional Interest, the Series 2000-1 Sterling Additional Interest, the Series 2000-1 Carrying Cost Reserve Ratio, the Servicing Reserve Ratio, the Series 2000-1 Monthly Servicing Fee, the Series 2000-1 U.S. Dollar Monthly Principal Payment, the Series 2000-1 Euro Monthly Principal Payment, the Series 2000-1 Sterling Monthly Principal Payment, the Servicer Advances made by the Master Servicer during the related Settlement Period, and Outstanding Amount Advanced as of the end of the related Settlement Period, each as recalculated taking into account the immediately preceding Settlement Period and to be applied for the period commencing on (and including) such Settlement Report Date and ending on (and not including) the next succeeding Settlement Report Date.  Each Funding Agent shall forward a copy of each Monthly Settlement Report to any of its related Series 2000-1 Purchasers upon request by any such Series 2000-1 Purchaser.

(b)           Annual Certificateholders’ Tax Statement.  On or before January 31 of each calendar year (or such earlier date as required by applicable law), the Master Servicer on behalf of the Trustee shall furnish, or cause to be furnished, to each Person who at any time during the preceding calendar year was a Series 2000-1 Purchaser, a statement prepared by the Master Servicer containing the aggregate amount distributed to such Person for such preceding calendar year or the applicable portion thereof during which such Person was a Series 2000-1 Purchaser, together with such other information as is required to be provided by an issuer of indebtedness under the Code and such other customary information as the Master Servicer deems necessary to enable the Series 2000-1 Purchasers to prepare their tax returns.  Such obligation of the Master Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall have been provided by the Trustee, the related Funding Agent or the Master Servicer pursuant to any requirements of the Code as from time to time in effect.  Tax returns for the Trust shall be prepared by the Company (or the Master Servicer on its behalf) in accordance with Section 8.11 of the Pooling Agreement and the Trustee shall be under no obligation to prepare tax returns for the Trust.

(c)            Series 2000-1 Early Amortization Event/Distribution of Principal Notices.  Upon the Company or the Master Servicer obtaining actual knowledge of the occurrence of a Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event, the Master Servicer shall give prompt written notice thereof to the Trustee, the Liquidation Servicer, the Administrative Agent and to each Funding Agent.  As promptly as reasonably practicable after its receipt of notice of the occurrence of a Series 2000-1 Early Amortization Event, each Funding Agent shall give notice to each related Series 2000-1 Purchaser.  In addition, on the Business Day preceding each day on which a distribution of principal is to be made during the Series 2000-1 Amortization Period, the Master Servicer shall direct each Funding Agent (with a copy to the Administrative Agent) to send notice to each related Series 2000-1 Purchaser, which notice shall set forth the amount of principal to be distributed on the related date to each Series 2000-1 Purchaser with respect to the outstanding Series 2000-1 VFC Certificates.

ARTICLE V

ADDITIONAL SERIES 2000-1 EARLY AMORTIZATION EVENTS

SECTION 5.01                     Additional Series 2000-1 Early Amortization Events.

If any one of: (I) the events specified in Section 7.01 of the Pooling Agreement or (II) the following events (each, a “Series 2000-1 Early Amortization Event”), shall occur, in each case after giving effect to the lapse of any grace period, the giving of any notice or making of any determination applicable thereto:

(a)            (i)            failure on the part of the Master Servicer to direct any payment or deposit to be made, or failure of any payment or deposit to be made, in respect of amounts owing on (A) any Series 2000-1 U.S. Dollar VFC Certificate in respect of Series 2000-1 Daily U.S. Dollar Interest Expense or Series 2000-1 Daily U.S. Dollar Interest Deposit (or amounts derived from either of them), (B) any Series 2000-1 Euro VFC Certificate in respect of Series 2000-1 Daily Euro Interest Expense or Series 2000-1 Daily Euro Interest Deposit (or amounts derived from either of them), (C) any Series 2000-1 Sterling VFC Certificate in respect of Series 2000-1 Daily Sterling Interest Expense or Series 2000-1 Daily Sterling Interest Deposit (or amounts derived from either of them) or (D) the Series 2000-1 Unused Fee or Series 2000-1 Utilization Fee, in each case within one (1) Business Day of the date such interest or Series 2000-1 Unused Fee or Series 2000-1 Utilization Fee is due;

(ii)           failure on the part of the Master Servicer to direct any payment or deposit to be made in respect of any other amount owing on the Series 2000-1 VFC Certificates within one (1) Business Day of the date such amount is due or such deposit is required to be made; or

(iii)          failure on the part of the Master Servicer to direct any payment or deposit to be made, or of the Company to make any payment or deposit in respect of any other amounts owing by the Company, under any Pooling and Servicing Agreement to or for the benefit of any of the Series 2000-1 Purchasers within two (2) Business Days of the date such amount is due or such deposit is required to be made;

provided, however, that no Series 2000-1 Early Amortization shall exist if such failure is directly attributable to a Trustee Force Majeure Delay;

(b)           failure on the part of the Company duly to observe or perform in any material respect any covenant or agreement of the Company set forth in any Pooling and Servicing Agreement (including each covenant contained in Sections 2.07 and 2.08 of the Pooling Agreement) that continues unremedied fifteen (15) Business Days after the earlier of (i) the date on which a Responsible Officer of the Company or a Responsible Officer of the Master Servicer has knowledge of such failure and (ii) the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee, or to the Company and the Trustee by the Administrative Agent at the direction of the Series 2000-1 Majority Purchasers;

(c)            any representation or warranty made or deemed made by the Company in any Pooling and Servicing Agreement to or for the benefit of the Series 2000-1 Purchasers shall prove to have been incorrect in any material respect when made or when deemed made that continues to be incorrect fifteen (15) Business Days after the earlier of (i) the date on which a Responsible Officer of the Company or a Responsible Officer of the Master Servicer has knowledge of such failure and (ii) the date on which notice of such failure, requiring the same to be remedied, shall have been given to the Company by the Trustee or to the Company and the Trustee by the Administrative Agent at the direction of the Series 2000-1 Majority Purchasers and as a result of such incorrectness, the interests, rights or remedies of the Series 2000-1 Purchasers have been materially and adversely affected;

(d)           a Master Servicer Default shall have occurred and be continuing;

(e)           a Program Termination Event shall have occurred and be continuing with respect to any Originator; provided, however, that the Administrative Agent acting at the direction of all Series 2000-1 Purchasers may waive any such event, as determined in the sole discretion of the Series 2000-1 Purchasers;

(f)            any of the Pooling Agreement, the Servicing Agreement, this Supplement or the Origination Agreements shall cease, for any reason, to be in full force and effect, or the Company, the Master Servicer, an Originator or any Affiliate of any of the foregoing, shall so assert in writing;

(g)           the Trust shall for any reason cease to have a continuing first priority perfected security interest in any or all of the Participation Amounts and the Participation Assets related thereto (subject to no other Liens other than any

Permitted Liens) or any of the Master Servicer, the Company, an Originator or any Affiliate of any of the foregoing, shall so assert;

(h)           a Federal tax notice of a Lien shall have been filed against the Company or the Trust unless there shall have been delivered to the Trustee and each Funding Agent proof of release of such Lien;

(i)            a notice of a Lien shall have been filed by the PBGC against the Company or the Trust under Section 412(n) of the Code or Section 302(f) of ERISA for a failure to make a required installment or other payment to a plan to which Section 412(n) of the Code or Section 302(f) of ERISA applies unless there shall have been delivered to the Trustee and each Funding Agent proof of the release of such Lien;

(j)            the Series 2000-1 Percentage Factor exceeds 100% unless the Company reduces the Series 2000-1 Invested Amount or increases the balance of the Eligible Receivables within five (5) Business Days so as to reduce the Series 2000-1 Percentage Factor to less than or equal to 100%;

(k)           the average Dilution Ratio for the three (3) preceding Settlement Periods exceeds 4.00%;

(l)            the average Aged Receivables Ratio for the three (3) preceding Settlement Periods exceeds 2.5%;

(m)          the average Delinquency Ratio for the three (3) preceding Settlement Periods exceeds 5.0%;

(n)           the Servicer Guarantor or any of its Subsidiaries shall default in the observance or performance of any agreement or condition relating to any of its outstanding Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause such Indebtedness to become due prior to its stated maturity; provided, however, that no Series 2000-1 Early Amortization Event shall be deemed to occur under this paragraph unless the aggregate amount of Indebtedness in respect of which any default or other event or condition referred to in this paragraph shall have occurred shall be equal to at least $50,000,000;

(o)           any action, suit, investigation or proceeding at law or in equity (including injunctions, writs or restraining orders) shall be brought or commenced or filed by or before any arbitrator, court or Governmental Authority against the Company or the Master Servicer or any properties, revenues or rights of any thereof which could reasonably be expected to have a Material Adverse Effect;

(p)           one or more judgments or decrees shall be entered against the Servicer Guarantor or the Company involving in the aggregate a liability (not paid or fully covered by insurance) of (i) with respect to the Servicer Guarantor, $50,000,000 or (ii) with respect to the Company, $25,000 or more and such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within thirty (30) days from the entry thereof;

(q)           a Change of Control shall occur;

(r)            notwithstanding Sections 2.08(s) and 6.03 of the Pooling Agreement, a merger or transaction involving Huntsman International, the Company or an Originator (the “relevant entity”), whereby it is not the surviving entity; provided, however, that no Series 2000-1 Early Amortization Event shall be deemed to occur under this paragraph if (A) such merger or transaction does not, in the reasonable opinion of the Administrative Agent or any Funding Agent, have a Material Adverse Effect with respect to the relevant entity and (B) legal opinions in form and substance satisfactory to each Funding Agent and satisfying with respect to all Series are delivered to the Trustee, the Administrative Agent and each Funding Agent; and

(s)            failure to comply with the FX Hedging Policy if such failure is not remedied within three (3) Business Days of the date such failure occurs,

then, in the case of (x) any event described in Section 7.01(a) of the Pooling Agreement, automatically without any notice or action on the part of the Trustee or Series 2000-1 Purchasers, an Early Amortization Period shall immediately commence or (y) any other event described above, after the applicable grace period (if any) set forth in the applicable Section, the Trustee may, and at the written direction of any Funding Agent, shall, by written notice then given to the Company and the Master Servicer, declare that an Early Amortization Period has commenced as of the date of such notice with respect to Series 2000-1 (any such period under clause (x) or (y) above, a “Series 2000-1 Early Amortization Period”); provided that a default by the Company in the payment of a Subordinated Loan shall not constitute a Series 2000-1 Early Amortization Event hereunder.  Upon the occurrence of a Series 2000-1 Early Amortization Event or a Potential Series 2000-1 Early Amortization Event, the Administrative Agent may, or shall at the written direction of any Funding Agent, direct each Obligor to make all payments with respect to Receivables directly to the relevant currency account established by the Trustee pursuant to Section 3.01(a) of the Pooling Agreement.  Notwithstanding the foregoing, the Company, at its option, may deliver U.S. Dollars, Euro and/or Pounds Sterling (as applicable) to the Trustee in an amount sufficient to cure any Early Amortization Event that is capable of being cured by such delivery of U.S. Dollars, Euro and/or Pounds Sterling (as applicable) only out of Collections from the Series 2000-1 Concentration Accounts which are otherwise allocable under Section 3A.03 to be paid to the Company Receipts Account.  Any cash so delivered to the Trustee shall be in the form of a Subordinated Loan made by the Company to the Trust and shall be subject to the provisions of Section 11.16.

ARTICLE VI

SERVICING FEE

SECTION 6.01                     Servicing Compensation.

A monthly servicing fee (the “Series 2000-1 Monthly Servicing Fee”) shall be payable to the Master Servicer on each Distribution Date for the preceding Settlement Period, in an amount equal to the product of (a) the Servicing Fee and (b) a fraction, the numerator of which shall be equal to the Series 2000-1 Invested Amount as of the end of the preceding Settlement Period and the denominator of which shall be equal to the sum of (1) the Series 2000-1 Aggregate Commitment Amount and (2) the sum of the Invested Amounts for all other Outstanding Series, each calculated as of the end of such preceding Settlement Period.  To the extent that funds on deposit in the Series 2000-1 Non-Principal Concentration Subaccounts at any such date are insufficient to pay the Series 2000-1 Monthly Servicing Fee due on such date as set forth in the Monthly Settlement Report delivered by the Master Servicer to the Trustee, the Trustee shall so notify the Master Servicer and the Company, and the Company will be obligated to immediately pay the Master Servicer the amount of any such deficiency; provided that any payments to be made by the Company pursuant to this Section shall (i) be Company Subordinated Obligations, (ii) be made solely from funds available to the Company that are not required to be applied to Company Unsubordinated Obligations then due and (iii) not constitute a general recourse claim against the Company but only a claim against the Company, to the extent of funds available after the satisfaction of all Company Unsubordinated Obligations then due; provided, further, that the Series 2000-1 Monthly Servicing Fee payable to a Successor Master Servicer (which will be payable to the Liquidation Servicer in accordance with the preceding sentence) will not be a Company Subordinated Obligation and shall also be payable from the application of funds from the Series 2000-1 Non-Principal Concentration Subaccounts in accordance with Section 3A.06(b).  Notwithstanding any other provision of this Supplement or any other Transaction Document, the Monthly Servicing Fee, including the Series 2000-1 Monthly Servicing Fee, payable to a Successor Master Servicer shall be paid to the Liquidation Servicer so long as the Liquidation Servicer has not resigned or been terminated.

ARTICLE VII

CHANGE IN CIRCUMSTANCES

SECTION 7.01                     Illegality.

Notwithstanding any other provision herein, if, after the Series 2000-1 Issuance Date, or with respect to any Person becoming a Series 2000-1 Purchaser or a Series 2000-1 APA Bank subsequent to the Series 2000-1 Issuance Date, after the new date such Person became a Series 2000-1 Purchaser or a Series 2000-1 APA Bank, as applicable (the “Series 2000-1 Acquisition Date”), the adoption of or any change in any Requirement of Law or in the interpretation or administration thereof by any Governmental Authority charged with the administration or interpretation thereof shall make it unlawful for any Series 2000-1 Purchaser or Series 2000-1 APA Bank to make or maintain its portion of the Series 2000-1 VFC Certificateholder’s Interest in any Series 2000-1 Eurocurrency Tranche and such Series 2000-1 Purchaser or Series 2000-1 APA Bank, as applicable, shall provide written notice to its Funding Agent, the Administrative Agent, the Trustee, the Master Servicer and the Company, then effective upon the commencement of the next Series 2000-1 Eurocurrency Period, or immediately if it shall be unlawful for such Series 2000-1 Purchaser or Series 2000-1 APA Bank to make or maintain its portion of the Series 2000-1 VFC Certificateholder’s Interest in any Series 2000-1 Eurocurrency Tranche to the end of the applicable Series 2000-1 Eurocurrency Period, Series 2000-1 Daily U.S. Dollar Interest Expense, Series 2000-1 Daily Euro Interest Expense and Series 2000-1 Daily Sterling Interest Expense in respect of the portion of each Series 2000-1 Eurocurrency Tranche applicable to such Series 2000-1 Purchaser or Series 2000-1 APA Bank shall until the foregoing notice is withdrawn by such Series 2000-1 Purchaser or Series 2000-1 APA Bank be calculated by reference to the ABR (such calculation shall be performed by the Administrative Agent and in the absence of manifest error shall be binding and conclusive).  If any such change in the method of calculating the Series 2000-1 Daily U.S. Dollar Interest Expense, Series 2000-1 Daily Euro Interest Expense or Series 2000-1 Daily Sterling Interest Expense occurs on a day which is not the last day of the Series 2000-1 Eurocurrency Period with respect to any Series 2000-1 Eurocurrency Tranche, the Company shall pay to the applicable Funding Agent for the account of such Series 2000-1 Purchaser or Series 2000-1 APA Bank the amounts (if any) as may be required pursuant to Section 7.04.

SECTION 7.02                     Requirements of Law.

(a)           Notwithstanding any other provision herein, if after the Series 2000-1 Issuance Date the adoption of or any change in any Requirement of Law or in the interpretation or application thereof by any Governmental Authority charged with the interpretation or administration thereof, or compliance by any Series 2000-1 Purchaser or Series 2000-1 APA Bank with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority made (i) as to any Series 2000-1 Purchaser or Series 2000-1 APA Bank that is a Series 2000-1 Purchaser or Series 2000-1 APA Bank on the date hereof, subsequent to the date hereof or (ii) as to any Series 2000-1 Purchaser or Series 2000-1 APA Bank that becomes a Series 2000-1 Purchaser or Series 2000-1 APA Bank after the date hereof, subsequent to the Series 2000-1 Acquisition Date:

(i)             shall change the basis of taxation of payments to any such Series 2000-1 Purchaser or Series 2000-1 APA Bank in respect of the Transaction Documents; and

(ii)           shall impose, modify or deem applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, any office of such Series 2000-1 Purchaser or Series 2000-1 APA Bank which is not otherwise included in the determination of the Eurocurrency Rate;

and the result of any of the foregoing is to increase the cost to such Series 2000-1 Purchaser or Series 2000-1 APA Bank by an amount which such Series 2000-1 Purchaser or Series 2000-1 APA Bank deems in its reasonable judgment to be material, of making, converting into, continuing or maintaining Series 2000-1 Eurocurrency Tranches or to reduce any amount receivable hereunder in respect thereof, then, in any such case, the Company will pay to such Series 2000-1 Purchaser or Series 2000-1 APA Bank upon demand such additional amount or amounts as will compensate such Series 2000-1 Purchaser or Series 2000-1 APA Bank for such additional costs incurred or reduced amount receivable other than amounts with respect to Taxes for which the Company is held harmless pursuant to Section 7.03 and without duplication of any amounts for which the Company is obligated to make payment under Section 7.03.

(b)           If any Series 2000-1 Purchaser which is a depository institution or trust company subject to supervision and examination by federal, state or foreign banking or depository institution authorities or Series 2000-1 APA Bank (i) that is a Series 2000-1 Purchaser or Series 2000-1 APA Bank, as the case may be, on the date hereof shall have determined that the adoption after the Series 2000-1 Issuance Date of or any change after the Series 2000-1 Issuance Date or (ii) that becomes a Series 2000-1 Purchaser or Series 2000-1 APA Bank, as the case may be, after the date hereof shall have determined that the adoption after the Series 2000-1 Acquisition Date of, or any change after the Series 2000-1 Acquisition Date, in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Series 2000-1 Purchaser or Series 2000-1 APA Bank or any corporation controlling such Series 2000-1 Purchaser or Series 2000-1 APA Bank with any request or directive regarding capital adequacy (with respect to any Series 2000-1 Purchaser which is a banking institution) (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Series 2000-1 Purchaser’s, such Series 2000-1 APA Bank’s or such corporation’s capital (with respect to any Series 2000-1 Purchaser which is a banking institution) as a consequence of its obligations hereunder or under the Transaction Documents to a level below that which such Series 2000-1 Purchaser, such Series 2000-1 APA Bank or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Series 2000-1 Purchaser’s, such Series 2000-1 APA Bank’s or such corporation’s policies with respect to capital adequacy) by an amount deemed by such Series 2000-1 Purchaser or Series 2000-1 APA Bank in its reasonable judgment to be material, then from time to time, the Company will promptly pay to such Series 2000-1 Purchaser or Series 2000-1 APA Bank such additional amount or amounts as will compensate such Series 2000-1 Purchaser or Series 2000-1 APA Bank for such reduction suffered.

(c)           Any payments to be made by the Company pursuant to this Section shall (i) be Company Subordinated Obligations, (ii) be made solely from funds available to the Company that are not required to be applied to Company Unsubordinated Obligations then due and (iii) until the date that is one year and one day after payment in full of the Company Unsubordinated Obligations, not constitute a general recourse claim against the Company after satisfying all Company Unsubordinated Obligations then due at any time during the period of one year and one day following the date on which all Company Unsubordinated Obligations have been paid in full, except to the extent that funds are available (including funds available to the Company pursuant to the exercise of its right to indemnity and other payments pursuant to Sections 2.06 and 8.02 of the Origination Agreements) to the Company to make such payments.

(d)           If any Series 2000-1 Purchaser or Series 2000-1 APA Bank becomes entitled to claim any additional amounts pursuant to Section (a) or (b) above, it shall promptly notify the Master Servicer and the Company (with a copy to the Administrative Agent and each Funding Agent) of the event by reason of which it has become so entitled.  A certificate setting forth (i) any additional amounts payable pursuant to this Section and (ii) a reasonably detailed explanation of the calculation of such amount or amounts submitted by such

Series 2000-1 Purchaser or Series 2000-1 APA Bank to the Company (with a copy to each Funding Agent) shall be conclusive in the absence of manifest error.  The agreements in this Section shall survive the termination of this Supplement and the Pooling Agreement and the payment of all amounts payable hereunder.

(e)           Failure or delay on the part of any Series 2000-1 Purchaser or Series 2000-1 APA Bank to demand compensation pursuant to this Section 7.02 shall not constitute a waiver of such Series 2000-1 Purchaser’s or Series 2000-1 APA Bank’s right to demand such compensation; provided that the Company will not be required to compensate a Series 2000-1 Purchaser or Series 2000-1 APA Bank pursuant to this Section 7.02 for any increased costs or reductions incurred more than 270 days prior to the date that such Series 2000-1 Purchaser or Series 2000-1 APA Bank notifies the Company of the change in any Requirement of Law giving rise to such increase costs or reductions and of such Series 2000-1 Purchaser’s or Series 2000-1 APA Bank’s intention to claim compensation therefor; provided, further, that, if the change in any Requirement of Law giving rise to such increased costs or reductions is retroactive, then the 270 day period referred to above shall be extended to include the period of retroactive effect thereof.

SECTION 7.03                     Taxes.

(a)           All payments made by the Company under this Supplement shall be made free and clear of, and without deduction or withholding for or on account of, any Taxes, excluding (i) any income, franchise, branch profits or similar taxes imposed on or measured by the net income (or in lieu of net income) of either Funding Agent, any Series 2000-1 Purchaser or any Series 2000-1 APA Bank by (A) the United States or any political subdivision or taxing authority thereof or therein, (B) any jurisdiction under the laws of which such Funding Agent, such Series 2000-1 Purchaser, such Series 2000-1 APA Bank or such lending office is organized, incorporated, resident or citizen, or in which its lending office is located, managed or controlled or in which its principal office is located or any political subdivision or taxing authority thereof or therein, (ii) for any Series 2000-1 Acquiring Purchaser or Series 2000-1 Participants, taxes to the extent that they were Series 2000-1 Excluded Taxes (as defined below) with respect to such person’s predecessor or to the extent the taxes were Series 2000-1 Excluded Taxes as a result of the breach (including a breach of warranty), willful misconduct or gross negligence of such predecessor, (iii) taxes imposed as a result of any Funding Agent’s, Series 2000-1 Purchaser’s, Series 2000-1 APA Bank’s, Series 2000-1 Acquiring Purchaser’s or Series 2000-1 Participant’s (and not its predecessor’s) gross negligence or willful misconduct and (iv) for any Series 2000-1 Purchaser or Series 2000-1 APA Bank that is not organized under the laws of the United States of America or a State thereof, any United States withholding tax to the extent existing on the Series 2000-1 Issuance Date and not otherwise exempt after such Series 2000-1 Purchaser or Series 2000-1 APA Bank has complied with Section 7.03(b) (the Taxes referred to in the foregoing clauses (i) – (iv) individually or collectively being called “Series 2000-1 Excluded Taxes” and any and all other Taxes, collectively or individually, being called “Series 2000-1 Non-Excluded

Taxes”).  Subject to Section 7.03(b), if any such Series 2000-1 Non-Excluded Taxes are required to be withheld from any amounts payable to either Funding Agent or any Series 2000-1 Purchaser or any Series 2000-1 APA Bank hereunder, the amounts so payable to such Funding Agent or such Series 2000-1 Purchaser or such Series 2000-1 APA Bank shall be increased to the extent necessary so that after all required deductions have been made in respect of Series 2000-1 Non-Excluded Taxes (including deductions applicable to additional sums payable under this Section 7.03(a)) to such Funding Agent, such Series 2000-1 Purchaser or such Series 2000-1 APA Banks, as the case may be, receives an amount equal to the amount which would have been due had no such deductions been made.  Whenever any Series 2000-1 Non-Excluded Taxes are payable by the Company, as promptly as possible thereafter, the Company shall send to the relevant Funding Agent for its own account or for the account of such Series 2000-1 Purchaser or Series 2000-1 APA Bank, as the case may be, a certified copy of any original official receipt received by the Company showing payment thereof or any other proof reasonably acceptable to such Funding Agent.  In addition, the Company agrees to pay any and all present or future stamp or documentary taxes and any other excise or property taxes or similar charges or similar levies that arise from any payment made under the Pooling Agreement, this Supplement or the Series 2000-1 VFC Certificates or from the execution or delivery of, or otherwise with respect to, the Pooling Agreement, this Supplement, or the Series 2000-1 VFC Certificates (collectively, “Series 2000-1 Other Taxes”).  The Company agrees to indemnify each of the Funding Agents, the Series 2000-1 Purchasers and the Series 2000-1 APA Banks for the full amount of any Series 2000-1 Non-Excluded Taxes and Series 2000-1 Other Taxes paid by either Funding Agent or any Series 2000-1 Purchaser or any Series 2000-1 APA Bank (as the case may be) and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto other than any penalties, interest or expense to the extent arising from the failure of such Funding Agent, such Series 2000-1 Purchaser or Series 2000-1 APA Bank to pay such Taxes or Series 2000-1 Other Taxes on a timely basis.  The relevant Funding Agent shall provide immediate notice to the Company after receipt of a demand for payment of Series 2000-1 Non-Excluded Taxes and Series 2000-1 Other Taxes.  If the Company fails to pay any Series 2000-1 Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the applicable Funding Agent the required receipts or any other proof reasonably acceptable to such Funding Agent, the Company will indemnify such Funding Agent, the Series 2000-1 Purchasers and the Series 2000-1 APA Banks for any incremental taxes, interest or penalties that may become payable by such Funding Agent or any Series 2000-1 Purchaser or any Series 2000-1 APA Bank as a result of any such failure.  The agreements in this Section shall survive the termination of this Supplement and the repayment of the Series 2000-1 Invested Amount and all other amounts payable hereunder.

(b)           Each Series 2000-1 Purchaser and each Series 2000-1 APA Bank that is not incorporated under the laws of the United States of America or a State thereof or the District of Columbia shall:

(i)            deliver to the Master Servicer, the Company, the Trustee and the related Funding Agent two duly completed copies of United States Internal Revenue Service Form W-8ECI, W-8BEN or W-8IMY, or successor applicable form and such other forms, certificates and documentation as may be necessary or appropriate to establish, in each case, that it is entitled to receive payments from the Company without a deduction for U.S. federal withholding tax or with a deduction at a reduced rate.  In the case of a Series 2000-1 Purchaser or Series 2000-1 APA Bank that provides an Internal Revenue Service Form W-8BEN, such Series 2000-1 Purchaser or Series 2000-1 APA Bank shall either (i) claim the benefit of a treaty that provides for a complete exemption from United States withholding tax for payments of interest or (ii) claim the benefit of the U.S. “portfolio interest exemption” by also providing a certification that is not a “bank” making a loan under this Supplement in the ordinary course of its business within the meaning of Section 881(c)(3)(A) of the Code or a person related to the Company in a manner described in Sections 871(h)(3)(B), 881(c)(3)(B) or 881(c)(3)(C) of the Code.  If a Series 2000-1 Purchaser or Series 2000-1 APA Bank that provides an Internal Revenue Service Form W-8BEN is unable to claim a complete exemption from the United States withholding tax because of a change in law after the date such Series 2000-1 Purchaser or Series 2000-1 APA Bank became a party to this Supplement, the Series 2000-1 Purchaser or Series 2000-1 APA Bank will be treated as satisfying the requirements of this Section 7.03(b)(i), as the case may be;

(ii)           deliver to the Master Servicer, the Company, the Trustee, the Administrative Agent and the related Funding Agent two further copies of any such form or certification (a) on or before the date that any such form or certification expires or becomes obsolete, (b) after the occurrence of any event requiring a change in the most recent form previously delivered by it to the Company, the Trustee, the Administrative Agent or the related Funding Agent and (c) at the request of the Master Servicer, the Company, the Trustee or the related Funding Agent; and

(iii)          obtain such extensions of time for filing and complete such forms or certifications as may reasonably be requested by the Company, the Trustee, the Administrative Agent or the related Funding Agent;

unless any change in treaty, law or regulation has occurred prior to, and is in effect on, the date on which any such delivery would otherwise be required which would prevent such Series 2000-1 Purchaser or Series 2000-1 APA Bank from duly completing and delivering any such form with respect to it and such Series 2000-1 Purchaser or Series 2000-1 APA Bank so advises the Company and the related Funding Agent.  Each Series 2000-1 Purchaser or Series 2000-1 APA Bank shall certify to the Company, the Trustee, the Administrative Agent and the related Funding Agent at the time it first becomes a Series 2000-1 Purchaser or Series 2000-1 APA Bank, and thereafter to the extent provided by law, (i) all such forms are true and complete, (ii) that it is entitled to receive payments under this Supplement without, or at a reduced rate of, withholding of any United States federal income taxes and (iii) that it is entitled to an exemption from United States backup withholding tax.  Each Person that shall become a Series 2000-1 Purchaser, a Series 2000-1 APA Bank or a Series 2000-1 Participant pursuant to Section 11.10 shall, upon the effectiveness of the related transfer, be required to provide to the Company, the Trustee, the Administrative Agent, the Master Servicer and the related Funding Agent all of the forms and statements required pursuant to this Section, provided that in the case of a Series 2000-1 Participant such Series 2000-1 Participant shall furnish all such required forms and statements to the Series 2000-1 Purchaser or Series 2000-1 APA Bank from which the related participation shall have been purchased and such Series 2000-1 Purchaser or Series 2000-1 APA Bank shall provide such forms to the Company with a duly executed Form W-8IMY and withholding statement.  If the Company or the Trustee has not received the forms set forth in Section 7.03(b)(i) hereof, the Company or the Trustee shall withhold taxes from such payment at the applicable statutory rate and shall not be obliged to make increased payments under Section 7.03(a) hereof until such forms or other documents are delivered.

(c)                                  Each Series 2000-1 Purchaser and each Series 2000-1 APA Bank that is a United States Person within the meaning of Section 7701(a)(30) of the Code shall deliver to the Master Servicer, the Company, the Trustee and the related Funding Agent two duly completed copies of the United States Internal Revenue Service Form W-9 or any successor applicable form.

(d)                                 The Company is not required to make any payment under Section 7.03(a) to the extent such payment would be due as the result of the relevant Funding Agent, Series 2000-1 Purchaser, Series 2000-1 APA Bank, Series 2000-1 Acquiring Purchaser of Series 2000-1 Participant not providing the forms required by Section 7.03(b)(i), or 7.03(b)(ii).

(e)                                  If the Company makes a payment under Section 7.03(a) (a “Tax Payment”) in respect of a payment to any Funding Agent, Series 2000-1 Purchaser, Series 2000-1 APA Bank, Series 2000-1 Acquiring Purchaser or Series 2000-1 Participant under this Supplement and such person determines in good faith that it has obtained a refund of tax or obtained and used a credit against tax on its overall net income (a “Tax Credit”) which such person acting reasonably is able to identify as attributable to that Tax Payment, then provided such person has received all amounts which are then due and payable by the Company, such person shall reimburse the Company such amount as such person determines acting reasonably to be such proportion of that Tax Credit as will leave such person (after that reimbursement) in no better or worse position than it would have been in if no Tax Payment had been required.

SECTION 7.04                     Indemnity.

Huntsman International and the Company jointly and severally agree to indemnify each Series 2000-1 Purchaser and each Series 2000-1 APA Bank and to hold each Series 2000-1 Purchaser and each Series 2000-1 APA Bank harmless from any loss or expense which such Series 2000-1 Purchaser or Series 2000-1 APA Bank may sustain or incur as a consequence of:

(a)                                  default by the Company in making a borrowing of, conversion into or continuation of a Series 2000-1 Eurocurrency Tranche after irrevocable notice requesting the same has been given in accordance with the Section 2.05(a);

(b)                                 default by the Company in making a decrease in the Series 2000-1 Eurocurrency Tranche in connection with a Series 2000-1 Decrease after irrevocable notice thereof has been given in accordance with the provisions of Section 2.07(a)(i); or

(c)                                  the making of a decrease of a Series 2000-1 Eurocurrency Tranche prior to the termination of the Series 2000-1 Eurocurrency Period for such Series 2000-1 Eurocurrency Tranche.

Such indemnification may include an amount equal to the excess (if any) of (i) the amount of interest which would have accrued on the amount so prepaid or not so borrowed, converted or continued, for the period from the date of such prepayment or of such failure to borrow, convert or continue to the last day of the Series 2000-1 Eurocurrency Period (or in the case of a failure to borrow, convert or continue, the Series 2000-1 Eurocurrency Period that would have commenced on the date of such prepayment or of such failure) in each case at the applicable rate of interest for such Series 2000-1 Eurocurrency Tranche provided for herein (excluding, however, the Series 2000-1 Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably determined by such Series 2000-1 Purchaser or Series 2000-1 APA Bank) which would have accrued to such Series 2000-1 Purchaser or Series 2000-1 APA Bank on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurocurrency market; provided that any payments made by Huntsman International or the Company pursuant to this Section 7.04 shall be, without exception, due and payable from the Company and with respect to amounts owing from the Company any amounts paid pursuant hereto shall be Company Subordinated Obligations.  This covenant shall survive the termination of this Supplement and the payment of all amounts payable hereunder.  A certificate of a Series 2000-1 Purchaser or Series 2000-1 APA Bank setting forth (x) any amount that such Series 2000-1 Purchaser or Series 2000-1 APA Bank is entitled to receive pursuant to this Section 7.04 and (y) a reasonably detailed explanation of the calculation of such amount by the affected Series 2000-1 Purchaser or Series 2000-1 APA Bank, as the case may be, shall be delivered to the Company and the Master Servicer and shall be conclusive absent manifest error.

SECTION 7.05                     Assignment of Series 2000-1 Commitments Under Certain Circumstances; Duty to Mitigate.

(a)                                  If (i) any Series 2000-1 Purchaser or Series 2000-1 APA Bank delivers a notice described in Section 7.02 or (ii) the Company is required to pay any additional amount or indemnification payment to any Series 2000-1 Purchaser or Series 2000-1 APA Bank pursuant to Section 7.03, the Company may, at its sole expense and effort (including with respect to the processing and recordation fee referred to in Section 11.10(b)), upon notice to such Series 2000-1 Purchaser or Series 2000-1 APA Bank and to the related Funding Agent and the Administrative Agent, require such Series 2000-1 Purchaser or Series 2000-1 APA Bank to transfer and assign, without recourse (in accordance with and subject to the restrictions contained in Section 11.10), all of its interests, rights and obligations under this Supplement to an assignee that shall assume such assigned obligations pursuant to the execution and delivery, by such assignee, of a Series 2000-1 Commitment Transfer Supplement in the form attached hereto as Exhibit B (which assignee may be another Series 2000-1 Purchaser or Series 2000-1 APA Bank, as applicable, if another Series 2000-1 Purchaser or Series 2000-1 APA Bank accepts such assignment); provided that (A) such assignment shall not conflict with any law, rule or regulation or order of any court or other Governmental Authority having jurisdiction, (B) the Company will have received the prior written consent of the related Funding Agent, and (C) the Company or its assignee shall have paid to the affected Series 2000-1 Purchaser or Series 2000-1 APA Bank in immediately available funds an amount equal to the sum of the principal of, and interest accrued to the date of such payment on, the outstanding Series 2000-1 VFC Certificate Interests of such Series 2000-1 Purchaser or Series 2000-1 APA Bank plus all fees and other amounts accrued for the account of such Series 2000-1 Purchaser or Series 2000-1 APA Bank hereunder (including any amounts under Sections 7.02, 7.03 and 7.04); and provided, further, that, if prior to any such transfer and assignment the circumstances or event that resulted in such Series 2000-1 Purchaser’s or Series 2000-1 APA Bank’s notice under Section 7.02 or the amounts paid pursuant to Section 7.03, as the case may be, cease to cause such Series 2000-1 Purchaser or Series 2000-1 APA Bank to suffer increased costs or reductions in amounts received or receivable or reduction in return on capital, or cease to have the consequences specified in Section 7.02, or cease to result in amounts being payable under Section 7.03, as the case may be (including as a result of any action taken by such Series 2000-1 Purchaser or Series 2000-1 APA Bank pursuant to Section 7.05(b)), or if such Series 2000-1 Purchaser or Series 2000-1 APA Bank shall withdraw its notice under Section 7.02 or shall waive its right to further payments under Section 7.03 in respect of such circumstances or event, as the case may be, then such Series 2000-1 Purchaser or Series 2000-1 APA Bank shall not thereafter be required to make any such transfer and assignment hereunder.

(b)                                 If (i) any Series 2000-1 Purchaser or Series 2000-1 APA Bank delivers a notice described in Section 7.02 or (ii) the Company is required to pay any additional amount to any Series 2000-1 Purchaser or Series 2000-1 APA Bank pursuant to Section 7.03, then such Series 2000-1 Purchaser or Series 2000-1 APA Bank shall use reasonable efforts (which shall not require such Series 2000-1 Purchaser or Series 2000-1 APA Bank to incur an unreimbursed loss or unreimbursed cost or expense or otherwise take any action inconsistent with its internal policies or legal or regulatory restrictions or suffer any disadvantage or burden reasonably deemed by it to be significant) (A) to file any certificate or document reasonably requested in writing by the Company (or the Master Servicer, on behalf of the Company) or (B) to assign its rights and delegate and transfer its obligations hereunder to another of its offices, branches or affiliates, if such filing or assignment would enable it to withdraw its notice pursuant to Section 7.02 or would reduce amounts payable pursuant to Section 7.03, as the case may be, in the future.  The Company hereby agrees to pay all reasonable costs and expenses incurred by any Series 2000-1 Purchaser or Series 2000-1 APA Bank in connection with any such filing or assignment, delegation and transfer.

SECTION 7.06                     Accounting Based Consolidation Event.

(a)                                  If an Accounting Based Consolidation Event shall at any time occur, then, upon demand by the relevant Funding Agent, the Company shall pay to the Administrative Agent, for the benefit of the relevant Affected Entity, such amounts as such Affected Entity reasonably determines will compensate or reimburse such Affected Entity for any resulting (i) fee, expense or increased cost charged to, incurred or otherwise suffered by such Affected Entity, (ii) reduction in the rate of return on such Affected Entity’s capital or reduction in the amount of any sum received or receivable by such Affected Entity or (iii) internal capital charge or other imputed cost determined by such Affected Entity to be allocable to the Trust, the Company or the related Series 2000-1 Conduit Purchaser, or the transactions contemplated in this Supplement and the Transaction Documents in connection therewith.   Amounts under this Section 7.06 may be demanded at any time without regard to the timing of issuance of any financial statement by any Series 2000-1 Conduit Purchaser or by any Affected Entity.

(b)                                 For purposes of this Section 7.06, the following terms shall have the following meanings:

“Accounting Based Consolidation Event” means, with respect to any Affected Entity, the consolidation, for financial and/or regulatory accounting purposes, of all or any portion of the assets and liabilities of the related Series 2000-1 Conduit Purchaser that are subject to this Supplement or any other Transaction Document with all or any portion of the assets and liabilities of such Affected Entity.  An Accounting Based Consolidation Event shall be deemed to occur on the date such Affected Entity shall acknowledge in writing that any such consolidation of the assets and liabilities of the related Series 2000-1 Conduit Purchaser shall occur.

“Affected Entity” means (i) any Series 2000-1 APA Bank, (ii) any insurance company, bank or other funding entity providing liquidity, credit enhancement or back-up purchase support or facilities to any Series 2000-1 Conduit Purchaser, (iii) any agent, administrator or manager of any Series 2000-1 Conduit Purchaser, or (iv) any bank holding company in respect of any of the foregoing.

(c)                                  Any Person making a demand upon the Company under this Section 7.06 shall, promptly upon such Person becoming aware of the occurrence of the relevant Accounting Based Consolidation Event, give notice thereof to the

Company; provided that the failure to provide such notice promptly shall not affect the right to receive any payment under this Section 7.06 except to the extent such notice is given more than 90 days after such Person becomes aware of the occurrence of the relevant Accounting Based Consolidation Event, in which event the amount payable by the Company under this Section 7.06 shall be determined based on fees, expenses, increased costs or other amounts payable hereunder which have arisen or accrued on or after the date such notice was given.

SECTION 7.07                     Limitation.

The obligations of the Company under this Article VII shall be limited, inter alia, by Section 11.13.

ARTICLE VIII

COVENANTS; REPRESENTATIONS AND WARRANTIES

SECTION 8.01                     Representations and Warranties of the Company and the Master Servicer.

(a)                                  The Company and the Master Servicer each hereby represents and warrants to the Trustee, the Administrative Agent, each Funding Agent and each of the Series 2000-1 Purchasers and the Series 2000-1 APA Banks that each and every of their respective representations and warranties contained in Section 8.01(b), the Pooling Agreement and the Servicing Agreement is true and correct as of the Series 2000-1 Issuance Date and as of the date hereof and as of the date of each Series 2000-1 Increase and, in the case of Section 8.02(h) below, on any date when any transaction is entered into pursuant to any Series 2000-1 FX Hedging Agreement.

(b)                                 The Company hereby represents and warrants to the Trustee and the Trust, for the benefit of the Series 2000-1 VFC Certificateholders, on each Receivables Contribution Date that since the Effective Date, no material adverse change has occurred in the overall rate of collection of the Receivables.

(c)                                  The Master Servicer and Contributor hereby represent and warrant to the Trustee, the Administrative Agent, each Funding Agent and each of the Series 2000-1 Purchasers and the Series 2000-1 APA Banks that: (i) Schedule 2 to the legal opinions of New York counsel to the Contributor and the U.S. Originators delivered as a condition precedent to the effectiveness of this Supplement sets forth all documents material to the business of the Contributor and its subsidiaries on a consolidated basis and included in the public filings of the Contributor relating to Indebtedness or Liens of the U.S. Originators, the Contributor or the Company; and (ii) with respect to the UCC-1 Financing Statements on record with the Secretary of State of Delaware identified on the UCC search reports naming Deutsche Bank AG as a secured party, there is no secured Indebtedness of the U.S. Originators, the Contibutor or the Company with Deutsche Bank AG other than under the documents described on such Schedule 2.

SECTION 8.02                     Covenants of the Company, the Master Servicer and Huntsman International.

Each of the Company (solely with respect to clauses (a), (c), (d), (e), (f), (g) and (j) below), and the Master Servicer hereby agrees, in addition to its obligations under the Pooling Agreement and the Servicing Agreement, that:

(a)                                  it shall not terminate the Pooling Agreement unless in compliance with the terms of the Pooling Agreement and the Supplements relating to each Outstanding Series;

(b)                                 for any New 2008 Originator, within sixty (60) days after the date hereof, the Master Servicer has taken and will take all actions reasonably requested by the Liquidation Servicer in connection with, and to ensure completion of, each of the Master Servicer Site Review and the review of the Master Servicer’s Standby Liquidation System, in each case in accordance with the Liquidation Servicer Agreement;

(c)                                  it shall observe in all material respects each and every of its respective covenants (both affirmative and negative) contained in the Pooling Agreement, the Servicing Agreement, this Supplement and all other Transaction Documents to which it is a party;

(d)                                 it shall afford the Administrative Agent, each Funding Agent or any of their respective representatives access to all records relating to the Receivables at any reasonable time during regular business hours, upon reasonable prior notice (and without prior notice if a Series 2000-1 Early Amortization Event has occurred), for purposes of inspection and to make copies of and abstracts from its records, books of account and documents (including computer tapes and disks) relating to the Receivables, and shall permit the Administrative Agent, each Funding Agent or the Trustee or any of their respective representatives to visit any of its offices or properties during regular business hours and as often as may reasonably be requested, subject to its normal security and confidentiality requirements and to discuss its business, operations, properties, financial and other conditions with its officers and employees and with its Independent Public Accountants;

(e)                                  neither it nor the Contributor shall waive the provisions of Section 2.06 or Section 8.02 of any Origination Agreement or take any action, nor shall it permit any Originator to take any action, requiring the consent of the Funding Agents pursuant to any Transaction Documents, without the prior written consent of the Series 2000-1 Majority Purchasers;

(f)                                    neither it nor the Contributor shall permit any Originator to amend or make any change or modification to its constitutive documents if such amendment, change or modification is reasonably expected to have a Material Adverse Effect without the consent of each Funding Agent; provided that such Originator may make amendments, changes or modifications pursuant to changes in law of the jurisdiction of its organization or amendments to such

Originator’s name (subject to compliance with Section 6.04 (or corresponding section) of the applicable Origination Agreement)), registered agent or address of registered office;

(g)                                 it shall cooperate in good faith to allow the Trustee and the Liquidation Servicer to use its available facilities and expertise upon a Master Servicer termination or default;

(h)                                 it shall:

(i)                                     determine the Series 2000-1 FX Forward Transactions (if any) that need to be in effect under the FX Hedging Policy;

(ii)           direct the Trustee to enter into the Series 2000-1 FX Forward Transactions with the FX Counterparty in accordance with the FX Hedging Policy; provided that the FX Counterparty shall not have its main seat of business in the United Kingdom and shall not act through an office in the United Kingdom for any of the purposes of the Series 2000-1 FX Forward Transactions;

(iii)          reasonably endeavor to match the Series 2000-1 Invested Amounts denominated in each currency to the amount of the Aggregate Receivables Amount denominated in such currency so that no Series 2000-1 FX Forward Transactions are required under the FX Hedging Policy; and

(iv)                              notify the Funding Agents each time a Series 2000-1 FX Forward Transaction will be required under the FX Hedging Policy, and if the maturity date the Master Servicer is proposing to apply to such Series 2000-1 FX Forward Transaction is different than would apply as determined in accordance with the definition of FX Forward Transaction, such proposed maturity date may be applied if not objected to within two (2) Business Days by any of the Funding Agents;

(i)                                     it shall furnish to the Trustee and each Funding Agent:

(i)            within 150 days after the end of each fiscal year the balance sheet and related statements of income, stockholders’ equity and cash flows showing the financial condition of the Company as of the close of such fiscal year and the results of its operations during such year, all audited by the Company’s Independent Public Accountants and accompanied by an opinion of such accountants (which shall not be qualified in any material respect) to the effect that such financial statements fairly present in all material respects the financial condition and results of operations of the Company in accordance with GAAP consistently applied;

(ii)           within sixty (60) days after the end of each of the first three fiscal quarters of each fiscal year the Company’s unaudited balance sheet and related statements of income, stockholders’ equity and cash flows for the period from the beginning of such fiscal year to the end of such quarter, all certified by a Responsible Officer of the Company;

(iii)          together with the financial statements required pursuant to clauses (i) and (ii) above, a compliance certificate signed by a Responsible Officer of the Company stating that (x) the attached financial statements have been prepared in accordance with GAAP and accurately reflect the financial condition of the Company and (y) to the best of such Person’s knowledge, no Early Amortization Event or Potential Early Amortization Event exists, or if any Early Amortization Event or Potential Early Amortization Event exists, stating the nature and status thereof;

(iv)                              promptly upon the furnishing thereof to the shareholders of the Company, copies of all financial statements, financial reports and proxy statements so furnished;

(v)                                 promptly all information, documents, records, reports, certificates, opinions and notices received by the Company from an Originator under any Origination Agreement, as the Trustee or any Funding Agent may reasonably request; and

(vi)                              promptly, from time to time, such other information regarding the operations, business affairs and financial condition of the Company, or compliance with the terms of any Transaction Document, in each case as any Funding Agent or the Trustee may reasonably request;

(j)            after the date hereof, neither it nor the Contributor shall, nor shall they permit any of the other Approved Originators to, grant, any Lien over their assets or properties, securing, or extend the benefit of existing security to beneficiaries of, a Threshold Amount of Indebtedness, in each case unless the holders and beneficiaries of such security have entered into, or within two weeks after such Lien is granted or extended will enter, into an intercreditor agreement on terms substantially equivalent to the Intercreditor Agreement with such appropriate modifications as are necessary to reflect the differences between the obligations secured and the collateral provided in relation thereto, as reasonably determined by the Administrative Agent acting at the request of all the Funding Agents or constitute modifications that are otherwise reasonably acceptable to the Administrative Agent acting at the request of all the Funding Agents (where “Threshold Amount of Indebtedness” means Indebtedness, excluding any insurance premium financings, capital leases, Indebtedness assumed or incurred in conjunction with any acquisition where the Liens are related to the assets acquired,  or Indebtedness relating to purchase money security interests, which is incurred after the date hereof and which cumulatively exceeds (i) in the case of the Contributor, $50,000,000 or the foreign currency equivalent thereof or (ii) in the case of each other Approved Originator or the Master Servicer, $20,000,000 or the foreign currency equivalent thereof); and

(k)           none of the Company, the Master Servicer or the Contributor will permit the sale of “Unsold Receivables” under any of the Origination Agreements on or after any day upon which any of the “Bank and Note Agents” has taken any action to foreclose upon or otherwise enforce against any “Unsold Receivables” (as the terms in this clause set forth in quotation marks are defined in the Intercreditor Agreement).

SECTION 8.03                     Negative Covenants of the Company and the Master Servicer.

(a)                                  The Company shall not make any Restricted Payments while Series 2000-1 is an Outstanding Series, except:

(i)            from amounts distributed to it (x) in respect of the Exchangeable Company Interests; provided that on the date any such Restricted Payment is made, the Company shall be in compliance with its payment obligations under Section 2.05 of the Pooling Agreement, (y) pursuant to Section 3A.02(d) or (z) in respect of payments received by the Company from the Trust in consideration for the Participation granted in the Receivables contributed from time to time to the Company by Huntsman International pursuant to the Contribution Agreement and Section 2.08(m) of the Pooling Agreement;

(ii)           in compliance with all terms of the Transaction Documents; and

(iii)          in accordance with all corporate and legal formalities applicable to the Company;

provided that no Restricted Payments shall be made if a Series 2000-1 Early Amortization Event has occurred and is continuing (or would occur as a result of making such Restricted Payment).

(b)                                 The Master Servicer hereby agrees that it shall observe each and all of its covenants (both affirmative and negative) contained in each Pooling and Servicing Agreement in all material respects and that it shall:

(i)             provide to the Administrative Agent and each Funding Agent (A) no later than the Series 2000-1 Issuance Date (as provided by Section 9.01(s)) and (B) in the case of an addition of an Originator, prior to the date such Originator is added, evidence that each such Originator maintains disaster recovery systems and back up computer and other information management systems which shall be reasonably satisfactory to the Administrative Agent and each Funding Agent and the Liquidation Servicer;

(ii)           provide to the Administrative Agent and each Funding Agent, simultaneously with delivery to the Trustee, all reports, notices, certificates, statements and other documents required to be delivered to the Trustee pursuant to the Pooling Agreement, the Servicing Agreement and the other Transaction Documents and furnish to the Administrative Agent and each Funding Agent promptly after receipt thereof a copy of each material notice, material demand or other material communication (excluding routine communications) received by or on behalf of the Company or the Master Servicer with respect to the Transaction Documents; and

(iii)          provide notice to the Administrative Agent and each Funding Agent of the appointment of a Successor Master Servicer pursuant to Section 6.02 of the Servicing Agreement.

(c)                                  The Company shall not amend, change or modify any of the representations or covenants (as applicable) in Sections 2.03(f), 2.03(j), Sections 2.07(i), 2.07(o), 2.08(a), 2.08(c) through (e) and 2.08(k) of the Pooling Agreement without the prior consent of each Funding Agent.

(d)                                 The Company shall not amend, change or modify any of the duties and services of the Liquidation Servicer as set forth in Schedule 4 to the Servicing Agreement without the prior consent of each Funding Agent.

(e)                                  The Master Servicer shall not change or modify the Policies in any material respect, except as provided in Section 4.05(b) of the Servicing Agreement; provided that any material changes to the Policies must be approved in writing by the Administrative Agent acting at the direction of the Funding Agents.

(f)                                    The Company shall not pledge, grant a security interest in, assign or otherwise encumber the Exchangeable Company Interest or the Subordinated Company Interest; provided that the Contributor may at any time pledge the membership interest in the Company and the rights attendant thereto.

SECTION 8.04                     Obligations Unaffected.

The obligations of the Company and the Master Servicer to the Administrative Agent, the Funding Agents, the Series 2000-1 Purchasers and the Series 2000-1 APA Banks under this Supplement shall not be affected by reason of any invalidity, illegality or irregularity of any of the Receivables or any sale of any of the Receivables.

SECTION 8.05                     Certain Provisions of the Servicing Agreement

The parties hereto hereby agree that so long as any Company Obligations relating to this Supplement remain outstanding that:

(a)                                  the determination under each of Section 6.01(c) and Section 6.01(d) of the Servicing Agreement whether or not a particular covenant, agreement, representation, warranty or certification may be cured and, if so, whether or not the Master Servicer or the Servicer Guarantor is diligently pursuing such cure, shall be determined by the Administrative Agent acting at the direction of the Funding Agents;

(b)                                 the Administrative Agent shall exercise its option to require the delivery of an accountants letter under Section 4.04 of the Servicing Agreement by acting at the direction of the Funding Agents;

(c)                                  the Master Servicer and its designees shall not make any material change in its administrative, servicing and collection systems that deviates from the

Policies, except as expressly permitted by the terms of the Pooling and Servicing Agreements and after giving written notice to the Trustee and each Funding Agent of any such change; and

(d)                                 for purposes of clarification, the proviso in Section 6.01 of the Servicing Agreement which states that the Master Servicer is not required to convey to the Liquidation Servicer or Successor Master Servicer the Master Servicer’s ownership interest in electronic records, computer software or licenses does not negate the obligations of the Master Servicer to otherwise make such records, software or licenses (or copies thereof) available to the Liquidation Servicer and/or Successor Master Servicer to the extent permitted by law or license (to the extent transferable).

ARTICLE IX

CONDITIONS PRECEDENT

SECTION 9.01                     Conditions Precedent to Effectiveness of Supplement.

This Supplement will become effective on the date on which the following conditions precedent have been satisfied or waived by the Funding Agents:

(a)                                  Transaction Documents.  Each Funding Agent shall have received:

(i)            an original copy for itself and photocopies (which may be provided in CD-ROM or other electronic image media or format) for each Series 2000-1 Purchaser and each Series 2000-1 APA Bank, each executed and delivered in form and substance satisfactory to the Funding Agents, of:

(A)          this Supplement executed by a duly authorized officer or authorized representative of each of the Company, the Master Servicer, the Trustee, the Administrative Agent, each Funding Agent, the Series 2000-1 Conduit Purchasers and the Series 2000-1 APA Banks (as to which each party shall receive an original counterpart); and

(B)           the other Transaction Documents to be executed and delivered in connection with the execution and delivery of this Supplement, including all documents and conditions precedent to the addition of the New 2008 Originators and the amendment to the Pooling Agreement to be executed concurrently with this Supplement;

(ii)           copies (which may be provided in CD-ROM or other electronic image media or format) for itself and for each Series 2000-1 Purchaser and each Series 2000-1 APA Bank of the Pooling Agreement and all other Transaction Documents (including each Supplement with respect to other Series but otherwise excluding any documents relating exclusively to such other Series), in each case duly executed by the parties thereto and certified by a Responsible Officer of Huntsman

International as true, correct and complete copies of each such document as amended through the date hereof.

(b)                                 Corporate Documents; Corporate Proceedings of the Company, each Originator and the Master Servicer.  Each Funding Agent shall have received, with a copy for each Series 2000-1 Purchaser and each Series 2000-1 APA Bank, from the Company, Huntsman International, the Master Servicer and each Originator, complete copies of:

(i)             a copy of the Certificate of Formation or incorporation, or its equivalent, including all amendments thereto, of such Person, certified as of a recent date by the Secretary of State, if applicable, or other appropriate authority of the jurisdiction of incorporation, as the case may be, and a certificate of compliance, of status or of good standing (or other similar certificate, if any), as and to the extent applicable, of each such Person as of a recent date, from the Secretary of State or other appropriate authority of such jurisdiction;

(ii)            a certificate of a Responsible Officer of such Person dated the Series 2000-1 Issuance Date and certifying (A) that attached thereto is a true and complete copy of the constituent documents of such Person in effect as of the Series 2000-1 Issuance Date, (B) that attached thereto is a true and complete copy of duly adopted resolutions (or, if applicable unanimous consents), of the Board of Directors or managing members or general partners of such Person or committees thereof authorizing the execution, delivery and performance of the transactions contemplated by the Transaction Documents, and that such resolutions have not been amended, modified, revoked or rescinded and are in full force and effect on the Series 2000-1 Issuance Date, (C) that the certificate of incorporation or formation of such Person has not been amended since the last amendment thereto shown on the certificate of the Secretary of State or other appropriate authority of the jurisdiction of incorporation or formation of such Person furnished pursuant to clause (i) above and (D) as to the incumbency and specimen signature of each director, officer or manager executing any Transaction Document to which such Person is a party or any other document delivered in connection herewith or therewith on behalf of such Person; and

(iii)          a certificate of another Responsible Officer as to the incumbency and specimen signature of the Responsible Officer executing the certificate pursuant to clause (ii) above;

provided that in the case of any Originator other than Huntsman International and the New 2008 Originators, the requirements of this Section 9.01(b) may be satisfied by delivery of copies (which may be provided in CD-ROM or other electronic image media or format) of the certificates last delivered by the relevant Originator in connection with the Transaction Documents, in each case certified by a Responsible Officer of Huntsman International as being true, correct and complete copies of such certificates.

(c)           Good Standing Certificates.  Each Funding Agent shall have received copies of certificates of compliance, of status or of good standing (or similar certificate, if any), dated as of a recent date from the Secretary of State or other appropriate authority of such jurisdiction, with respect to the Company, Huntsman International, the Master Servicer and each Originator in each jurisdiction where the ownership, lease or operation of property or the conduct of business requires it to qualify as a foreign corporation, except where the failure to so qualify would not reasonably be expected to have a material adverse effect on the business, operations, properties or condition (financial or otherwise) of such Person.

(d)           Consents, Licenses, Approvals, Etc.  Each Funding Agent shall have received, with a photocopy (which may be provided in CD-ROM or other electronic image media or format) for each Series 2000-1 Purchaser and each Series 2000-1 APA Bank, certificates dated the Series 2000-1 Issuance Date of a Responsible Officer of such Person either:

(i)            attaching copies of all material consents, licenses, approvals, registrations or filings required in connection with the execution, delivery and performance by such Person of the Pooling Agreement, this Supplement, the Origination Agreements and/or the Servicing Agreement, as the case may be, and the validity and enforceability of the Pooling Agreement, this Supplement, the Origination Agreements, and/or the Servicing Agreement against such Person and such consents, licenses and approvals shall be in full force and effect; or

(ii)           stating that no such consents, licenses, approvals registrations or filings are so required, except for those that may be required under state securities or “blue sky” laws;

provided, that the Company makes no representation or warranty as to whether any action, consent, or approval of, registration or filing with any other action by any Governmental Authority is or will be required in connection with the distribution of the Series 2000-1 VFC Certificates and Series 2000-1 VFC Certificate Interests.

(e)           Lien Searches.  Each Funding Agent and the Trustee shall have received the results of a recent search satisfactory to the Funding Agents of any UCC filings (or equivalent filings) made with respect to the Company and the Originators (and with respect to such other Persons as either Funding Agent deems necessary) in the jurisdictions in which the Originators and the Company are required to file financing statements (or similar filings) pursuant to Section 9.01(u), together with copies of the financing statements (or similar documents) disclosed by such search, and accompanied by evidence satisfactory to the Funding Agents that any Liens disclosed by such search would be Permitted Liens or have been released.

(f)            Legal Opinions.  The Administrative Agent, the Funding Agents and the Trustee shall have received, with a copy for each Series 2000-1 Purchaser and each Series 2000-1 APA Bank, legal opinions from counsel to Huntsman International, the Company or the applicable Originators, as the case may be, in each case in form and substance satisfactory to the Administrative Agent, the Funding Agents and the Trustee; provided that in the case of any Originator other than Huntsman International and the New 2008 Originators the requirements of this Section 9.01(f) may be satisfied by delivery of reliance letters addressed to the members of the Barclays VFC Purchaser Group and the HSBC VFC Purchaser Group relating to the applicable legal opinions delivered with respect to such Originator in April, 2006.

(g)           Fees.  Each Funding Agent, the Series 2000-1 Conduit Purchaser, the Series 2000-1 APA Banks and the Trustee shall have received payment of all fees and other amounts due and payable to any of them on or before the Series 2000-1 Issuance Date.

(h)           Conditions Under the Origination Agreements.  A Responsible Officer of (i) each New 2008 Originator and the Contributor shall have certified, in writing, that all conditions to the obligations of the Contributor and the relevant Originator on the Series 2000-1 Issuance Date under the applicable Origination Agreement shall have been satisfied in all material respects including all requirements applicable to the relevant Originator becoming an Additional Originator; and (ii) each Originator shall have certified, in writing, that (A) such Originator is solvent and (B) that such Originator reaffirms its obligations under the Origination Agreement to which it is a party and such Origination Agreement remains in full force and effect.

(i)            Copies of Written Policies.  Each Funding Agent and the Trustee shall have received from the Master Servicer a copy of the Policies in form and substance acceptable to the Funding Agents, certified by a Responsible Officer of the Master Servicer as true, correct and complete copy of such Policies.

(j)            The Company’s Shareholders.  The composition of the Company’s shareholders (including at least one independent director) shall be reasonably acceptable to the Funding Agents.

(k)           Financial Statements.  Each Funding Agent shall have received audited consolidated financial statements of income, stockholder’s equity and cash flows of Huntsman International and its consolidated Subsidiaries for the calendar year ended December 31, 2007 and other financial information with respect to such entities in form and substance satisfactory to the Funding Agents and accompanied by a copy of the opinion of Deloitte & Touche, Independent Public Accountants.

(l)            Solvency Certificate.  Each Funding Agent and the Trustee shall have received a certificate from the Company dated the Series 2000-1 Issuance Date and signed by a Responsible Officer of the Company in form satisfactory to the Funding Agents, to the effect that the Company will be solvent after giving effect to the transactions occurring on the Series 2000-1 Issuance Date.

(m)          Representations and Warranties.  On the Series 2000-1 Issuance Date, the representations and warranties of the Company and the Master Servicer in the Pooling Agreement, the Servicing Agreement and this Supplement shall be true and correct in all material respects.

(n)           Establishment of Company Receipts Accounts.  Each Funding Agent and the Trustee shall be satisfied with the arrangements for the safe and timely collection of payments in respect of Receivables.

(o)           Daily Report.  Each Funding Agent and the Trustee shall have received a Daily Report on the Series 2000-1 Issuance Date.

(p)           Monthly Settlement Report.  Each Funding Agent and the Trustee shall have received a Monthly Settlement Report with respect to October 2008.

(q)           No Litigation.  Each Funding Agent shall have received confirmation from the Master Servicer, Huntsman International and the Company that there is no pending or, to the knowledge of the Master Servicer, Huntsman International or the Company after due inquiry, action or proceeding threatened in writing affecting any Originator], the Master Servicer, Huntsman International or the Company or any of their respective Subsidiaries before any Governmental Authority that could reasonably be expected to have a Material Adverse Effect other than disclosed in public filings.

(r)            Back up Servicing Arrangements.  Each Funding Agent shall have received evidence that each Originator and the Master Servicer maintains disaster recovery systems and back up computer and other information management systems that, in each Funding Agents’ and the Liquidation Servicer’s reasonable judgment, are sufficient to protect such Originator’s business against material interruption or loss or destruction of its primary computer and information management systems.

(s)           Systems.  Each Funding Agent and Liquidation Servicer shall have received evidence that the Master Servicer shall have established operational systems satisfactory to the Funding Agents and the Liquidation Servicer that are capable of aggregating information regarding the Receivables and related Obligors from all Originators.

(t)            Filings, Registrations and Recordings.

(i)            Each U.S. Originator shall have filed and recorded (in a form acceptable to the Trustee and the Funding Agents) on or prior to the Series 2000-1 Issuance Date, at its own expense, UCC financing statements (or other similar filings) with respect to the Receivables originated by such U.S. Originator and the other Receivable Assets related thereto in such manner and in such jurisdictions as are necessary to perfect the Company’s ownership interest therein under the relevant UCC (or similar laws) and delivered evidence of such filings to each Funding Agent on or prior to the Series 2000-1 Issuance Date, and all other action (including but not limited to notifying related Obligors of the assignment of a Receivable, except to the extent that the relevant UCC and other similar laws (to the extent applicable) permit such Originator to provide such notification subsequent to the Effective Date without materially impairing the Company’s ownership of the Receivables and without incurring material expenses in connection with such notification) necessary to perfect under the relevant UCC and other similar laws (to the extent applicable) in jurisdictions outside the United States (to the extent applicable) the Company’s ownership of the Receivables originated by such Originator and the other Receivable Assets related thereto shall have been duly taken; and

(ii)           the Company (or the Master Servicer on its behalf) shall have received copies of proper UCC financing statements (or other similar filings) which will be filed on or before the Series 2000-1 Issuance Date, at its own expense, with respect to the Participation Assets in such manner and in such jurisdictions as are necessary to perfect and maintain perfection of the security interest and Participation of the Trustee, on behalf of the Trust, in the Participation Assets and delivered evidence of such filings to each Funding Agent on or prior to the Series 2000-1 Issuance Date, and all other action (including but not limited to notifying related Obligors of the assignment of a Receivable, except to the extent that the relevant UCC and other similar laws (to the extent applicable) permit the Company (or its assignees) to provide such notification subsequent to the Effective Date without materially impairing the Trust’s security interest and Participation in the Participation Assets and without incurring material expenses in connection with such notification) necessary to perfect under the relevant UCC and other similar laws (to the extent applicable) in jurisdictions outside the United States (to the extent applicable) the Trust’s security interest in the Participation Assets shall have been duly taken by the Company (or by the Master Servicer on its behalf).

(u)           Obligor information as requested by the Liquidation Servicer.  The Liquidation Servicer shall have received, on or before the Series 2000-1 Issuance Date, information on all Eligible Obligors, including legal name, legal address and domicile, contact name, telephone and fax details and payment terms.

(v)           Series 2000-1 FX Hedging Agreements.  The Series 2000-1 FX Hedging Agreements required by the FX Hedging Policy are in place.

(w)          Due diligence by the Liquidation Servicer.  Within sixty (60) days following the Series 2000-1 Issuance Date, the Liquidation Servicer will complete the Master Servicer Site Review and the review of the Master Servicer’s Standby Liquidation System, in each case in accordance with the Liquidation Servicer Agreement.

(x)            Intercreditor Agreement.  Each Funding Agent shall have received a copy of the duly executed intercreditor agreement with the secured creditors of the Contributor and the other Originators, in form and substance satisfactory to each Funding Agent.

(y)           Other Requests.  Each Funding Agent shall have received such other approvals, opinions or documents as it may reasonably request.

ARTICLE X

THE ADMINISTRATIVE AGENT AND FUNDING AGENTS

SECTION 10.01                  Appointment.

(a)           Each Series 2000-1 Purchaser and each Funding Agent hereby irrevocably designates and appoints the Administrative Agent as the agent of such Series 2000-1 Purchaser and Funding Agent, as the case may be, under this Supplement and the other Transaction Documents and each such Series 2000-1 Purchaser and Funding Agent irrevocably authorizes the Administrative Agent, in such capacity, to take such action on its behalf under the provisions of this Supplement and the other Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to the Administrative Agent by the terms of this Supplement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary elsewhere in this Supplement or any other Transaction Document, the Administrative Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Series 2000-1 Purchaser or any Funding Agent, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Supplement or otherwise exist against the Administrative Agent.

(b)           Each Series 2000-1 Purchaser hereby irrevocably designates and appoints the Funding Agent for such Series 2000-1 Purchaser’s VFC Purchaser Group as the agent of such Series 2000-1 Purchaser under this Supplement and the other Transaction Documents and each such Series 2000-1 Purchaser irrevocably authorizes such Funding Agent, in such capacity, to take such action on its behalf under the provisions of this Supplement and the other Transaction Documents and to exercise such powers and perform such duties as are expressly delegated to such Funding Agent by the terms of this Supplement and the other Transaction Documents, together with such other powers as are reasonably incidental thereto.  Notwithstanding any provision to the contrary elsewhere in this Supplement or any other Transaction Document, neither Funding Agent shall have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Series 2000-1 Purchaser, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Supplement or otherwise exist against either Funding Agent.

(c)           Except as otherwise expressly provided in this Supplement, any notice, request or other communication made by the Funding Agent for a Series 2000-1 Conduit Purchaser’s VFC Purchaser Group shall constitute a notice, request or communication to all relevant parties within such VFC Purchaser Group and each party to this Supplement may assume that the Funding Agent has, to the extent applicable, forwarded such notice, request or other communication to the relevant parties within such Series 20001- Conduit Purchaser’s VFC Purchaser Group.

SECTION 10.02                  Delegation of Duties.

The Administrative Agent and each Funding Agent may execute any of its respective duties under this Supplement or any other Transaction Document by or through agents or attorneys in fact and shall be entitled to advice of counsel (who may be counsel for the Company, the Administrative Agent, a Funding Agent, the Master Servicer, any other Series 2000-1 Conduit Purchaser or any other Series 2000-1 Purchaser), independent public accountants and other experts selected by it concerning all matters pertaining to such duties.  Neither Funding Agent shall be responsible for the negligence or misconduct of any agents or attorneys in fact selected by it with reasonable care.

SECTION 10.03                  Exculpatory Provisions.

Neither the Administrative Agent nor any Funding Agent nor any of their respective officers, directors, employees, agents, attorneys in fact or Affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with the Pooling Agreement or this Supplement or any other Transaction Document (x) with the consent or at the request of the Series 2000-1 Majority Purchasers or (y) in the absence of its own gross negligence or willful misconduct or (ii) responsible in any manner to the Administrative Agent or any Funding Agent or any of the Series 2000-1 Purchasers for any recitals, statements, representations or warranties made by the Company or any respective officer of the Company contained in this Supplement or any other Transaction Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Administrative Agent or such Funding Agent, as the case may be, under or in connection with, this Supplement or any other Transaction Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Supplement or any other Transaction Document or for any failure of the Company to perform its obligations hereunder or thereunder.  Neither the Administrative Agent nor any Funding Agent shall be under any obligation to the Administrative Agent or any Funding Agent or any Series 2000-1 Purchaser to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Supplement or any other Transaction Document, or to inspect the properties, books or records of the Company or the Master Servicer.

SECTION 10.04                  Reliance by Administrative Agent and Funding Agents.

The Administrative Agent and each Funding Agent shall be entitled to rely, and shall be fully protected in relying, upon the Series 2000-1 VFC Certificates, any writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other documents or conversation reasonably believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Company or the Master Servicer), independent accountants and other experts selected by the Administrative Agent or such Funding Agent, as the case may be, and shall not be liable for any action taken or omitted to be taken by it in good faith in accordance with the advice of such counsel, accountants or experts.  The Administrative Agent and each Funding Agent may deem and treat the payee of a Series 2000-1 VFC Certificate as the owner thereof for all purposes unless a written notice of assignment, negotiation or transfer thereof shall have been filed with the Administrative Agent and the related Funding Agent.  The Administrative Agent and each Funding Agent shall be fully justified in failing or refusing to take any action under this Supplement or any other Transaction Document unless it shall first receive such advice or concurrence of the

Series 2000-1 Majority Purchasers or, in the case of any Funding Agent, such advice or concurrence of its VFC Purchaser Group, in each case as the Administrative Agent or such Funding Agent, as the case may be, deems appropriate and it shall first be indemnified to its satisfaction by the Series 2000-1 APA Banks, in the case of the Administrative Agent, or the Series 2000-1 APA Banks in its VFC Purchaser Group, in the case of any Funding Agent, against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action.  The Administrative Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Supplement and the other Transaction Documents in accordance with a request of any Series 2000-1 Purchaser, and such request and any action taken or failure to act pursuant thereto shall be binding.  Each Funding Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Supplement and the other Transaction Documents in accordance with a request of the Series 2000-1 Purchasers in its VFC Purchaser Group given in accordance with its applicable Series 2000-1 Asset Purchase Agreement, and such request and any action taken or failure to act pursuant thereto shall be binding.

SECTION 10.05                  Notice of Master Servicer Default or Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event.

Neither the Administrative Agent nor any Funding Agent shall be deemed to have knowledge or notice of the occurrence of any Master Servicer Default or any Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event hereunder unless the Administrative Agent or such Funding Agent has received written notice from the Administrative Agent, a Funding Agent, a Series 2000-1 Purchaser, the Company or the Master Servicer referring to the Pooling Agreement or this Supplement, describing such Master Servicer Default or such Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event and stating that such notice is a “notice of a Master Servicer Default with respect to the Master Servicer” or a “notice of a Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event”, as the case may be.  In the event that the Administrative Agent or a Funding Agent receives such notice, the Administrative Agent or such Funding Agent shall give notice thereof to the Series 2000-1 Purchasers, the Series 2000-1 APA Banks, the Company and the Master Servicer.  The Administrative Agent shall take such action with respect to such Master Servicer Default or Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event as shall be reasonably directed by the Series 2000-1 Majority Purchasers; provided that unless and until the Administrative Agent shall have received such directions and indemnification satisfactory to the Administrative Agent from the Series 2000-1 APA Banks, the Administrative Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Master Servicer Default or Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event as it shall deem advisable in the best interests of the Series 2000-1 Purchasers.  Each Funding Agent shall take such action (to the extent permitted hereunder) with respect to such Master Servicer Default or Series 2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event as shall be reasonably directed by the Series 2000-1 Purchasers in its VFC Purchaser Group in accordance with its applicable Series 2000-1 Asset Purchase Agreement; provided that unless and until a Funding Agent shall have received such directions and indemnification satisfactory to such Funding Agent from the related Series 2000-1 APA Banks, such Funding Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Master Servicer Default or Series

2000-1 Early Amortization Event or Potential Series 2000-1 Early Amortization Event as it shall deem advisable in the best interests of the related Series 2000-1 Purchasers.

SECTION 10.06                  Non Reliance on Administrative Agent or Funding Agents and Other Series 2000-1 Purchasers.

Each Series 2000-1 Purchaser expressly acknowledges that neither the Administrative Agent nor any Funding Agent nor any of their respective officers, directors, employees, agents, attorneys in fact or Affiliates have made any representations or warranties to it and that no action by the Administrative Agent or any Funding Agent hereinafter taken, including any review of the affairs of the Company, shall be deemed to constitute any representation or warranty by the Administrative Agent or any Funding Agent to any Series 2000-1 Purchaser.  Each Series 2000-1 Purchaser represents to the Administrative Agent and each Funding Agent that it has, independently and without reliance upon the Administrative Agent or either Funding Agent or any other Series 2000-1 Purchaser, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Company and made its own decision to enter into this Supplement.  Each Series 2000-1 Purchaser also represents that it will, independently and without reliance upon the Administrative Agent or any Funding Agent or any other Series 2000-1 Purchaser, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Supplement and the other Transaction Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Company.  Except for notices, reports and other documents expressly required to be furnished to the Series 2000-1 Purchasers by the Administrative Agent or its related Funding Agent hereunder, neither the Administrative Agent nor any Funding Agent shall have any duty or responsibility to provide any Series 2000-1 Purchaser with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of the Company which may come into the possession of the Administrative Agent or such Funding Agent or any of its officers, directors, employees, agents, attorneys in fact or Affiliates.

SECTION 10.07                  Indemnification.

(a)           The Series 2000-1 APA Banks agree to indemnify the Administrative Agent in its capacity as such (to the extent not reimbursed by Huntsman International and the Company and without limiting the obligation of Huntsman International, the Company and the Master Servicer to do so), ratably according to their respective Series 2000-1 Adjusted Commitment Percentages in effect on the date on which indemnification is sought (or, if indemnification is sought after the Series 2000-1 Commitment Termination Date, ratably in accordance with their Series 2000-1 Adjusted Commitment Percentages immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed or, incurred by or asserted against the Administrative Agent in any way relating to or arising out of, the Series 2000-1 Commitments, this Supplement, any of the other Transaction Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the

Administrative Agent under or in connection with any of the foregoing; provided that no Series 2000-1 Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from the Administrative Agent’s gross negligence or willful misconduct.  The agreements in this Section shall survive the payment of all amounts payable hereunder.

(b)           The Series 2000-1 APA Banks in each VFC Purchaser Group agree to indemnify the related Funding Agent in its capacity as such (to the extent not reimbursed by Huntsman International and the Company and without limiting the obligation of Huntsman International, the Company and the Master Servicer to do so), ratably according to their respective Series 2000-1 Adjusted Commitment Percentages as a percentage of all Series 2000-1 Commitments in such VFC Purchaser Group, in effect on the date on which indemnification is sought (or, if indemnification is sought after the Series 2000-1 Commitment Termination Date, ratably in accordance with their Series 2000-1 Adjusted Commitment Percentages as a percentage of all Series 2000-1 Commitments in such VFC Purchaser Group, immediately prior to such date), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time be imposed or, incurred by or asserted against such Funding Agent in any way relating to or arising out of, the Series 2000-1 Commitments, this Supplement, any of the other Transaction Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by such Funding Agent under or in connection with any of the foregoing; provided that no Series 2000-1 Purchaser shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements to the extent resulting solely from such Funding Agent’s gross negligence or willful misconduct.  The agreements in this Section shall survive the payment of all amounts payable hereunder.

SECTION 10.08                  Administrative Funding and Funding Agent in Its Individual Capacity.

The Administrative Agent, each Funding Agent and their respective Affiliates may make loans to, accept deposits from and generally engage in any kind of business with the Company, the Master Servicer or any of their Affiliates as though the Administrative Agent or such Funding Agent, as the case may be, were not the Administrative Agent or a Funding Agent hereunder.  With respect to any Series 2000-1 VFC Certificate Interest held by the Administrative Agent or a Funding Agent, the Administrative Agent or such Funding Agent, as the case may be, shall have the same rights and powers under this Supplement and the other Transaction Documents as any Series 2000-1 Purchaser and may exercise the same as though it were not a Funding Agent, and the terms “Series 2000-1 APA Bank” and “Series 2000-1 Purchaser” shall include the Administrative Agent or such Funding Agent, as the case may be, in its individual capacity.

SECTION 10.09                  Successor Administrative Agent and Funding Agent.

(a)            The Administrative Agent may resign as Administrative Agent upon ten (10) days’ notice to the Trustee, each Funding Agent, the Series 2000-1 Purchasers and the Company and such resignation is not to be effective until a successor funding agent is appointed.  If the Administrative Agent shall resign as Administrative Agent under this Supplement, then the Series 2000-1 Purchasers shall appoint from among the Series 2000-1 Purchasers a successor agent for the Series 2000-1 Purchasers, which successor agent shall be approved by the Company and the Master Servicer (which approval shall not be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of the Administrative Agent, and the term “Administrative Agent” shall include such successor agent effective upon such appointment and approval, and the former Administrative Agent’s rights, powers and duties as the Administrative Agent shall be terminated, without any other or further act or deed on the part of such former Administrative Agent or any of the parties to this Supplement.  After any retiring Administrative Agent’s resignation as the Administrative Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Administrative Agent under this Supplement.

(b)            Each Funding Agent may resign as a Funding Agent upon ten (10) days’ notice to the Administrative Agent, the Trustee, the other Funding Agent(s), the Series 2000-1 Purchasers and the Company and such resignation is not to be effective until a successor funding agent is appointed.  If a Funding Agent shall resign as Funding Agent under this Supplement, then the Series 2000-1 Purchasers in the related VFC Purchaser Group shall appoint from among the Series 2000-1 APA Banks in the related VFC Purchaser Group a successor agent for the Series 2000-1 Purchasers, which successor agent shall be approved by the Company and the Master Servicer (which approval shall not be unreasonably withheld), whereupon such successor agent shall succeed to the rights, powers and duties of such Funding Agent, and the term “Funding Agent” shall include such successor agent effective upon such appointment and approval, and the former Funding Agent’s rights, powers and duties as a Funding Agent shall be terminated, without any other or further act or deed on the part of such former Funding Agent or any of the parties to this Supplement.  After any retiring Funding Agent’s resignation as a Funding Agent, the provisions of this Article X shall inure to its benefit as to any actions taken or omitted to be taken by it while it was a Funding Agent under this Supplement.

ARTICLE XI

MISCELLANEOUS

SECTION 11.01                  Ratification of Agreement; Effectiveness.

(a)           As supplemented by this Supplement, the Pooling Agreement is in all respects ratified and confirmed and the Pooling Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

(b)           This Supplement shall be binding on the parties hereto with effect as at the date hereof; provided that the Series 2000-1 Commitments hereunder shall become available for drawing and the Series 2000-1 Issuance Date shall occur on November 18, 2008, upon which date the existing Amended and Restated Series 2000-1 Supplement dated April 18, 2006 (the “Existing Agreement”) will be of no further force and effect except as to evidence the creation of trusts, participations and security interests thereunder and the incurrence of obligations thereunder.  For purposes of clarification until the Series 2000-1 Issuance Date, the Existing Agreement, the “Series 2000-1 Commitments” thereunder and the funding therein shall remain in effect.

SECTION 11.02                  Governing Law.

THIS SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE TO ANY CONFLICT OF LAW PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

SECTION 11.03                  Further Assurances.

Each of the Company, the Master Servicer and the Trustee agrees, from time to time, to do and perform any and all acts and to execute any and all further instruments required or reasonably requested by the Administrative Agent or the Funding Agents more fully to give effect to the purposes of this Supplement and the sale of the Series 2000-1 VFC Certificates and the Series 2000-1 VFC Certificate Interests hereunder, including, in the case of the Company and the Master Servicer, the execution of any financing or registration statements or similar documents or notices or continuation statements relating to the Receivables and the other Participation Assets for filing or registration under the provisions of the relevant UCC or similar legislation of any applicable jurisdiction; provided that, in the case of the Trustee, in furtherance and without limiting the generality of Section 8.01(d) of the Pooling Agreement, the Trustee shall have received reasonable assurance in writing of adequate reimbursement and indemnity in connection with taking such action before the Trustee shall be required to take any such action.

SECTION 11.04                  Payments.

Each payment to be made hereunder shall be made on the required payment date in U.S. Dollars, Euro and/or Pounds Sterling (as applicable) and in immediately available funds, if to any Series 2000-1 Purchaser, at the office of the related Funding Agent as determined in accordance with Section 11.09.  Except in the circumstances described in Section 2.06(c), on each Distribution Date, each Funding Agent shall remit in like funds to each related Series 2000-1 Purchaser its applicable pro rata share (based on the amount each such Series 2000-1 Purchaser’s Series 2000-1 Purchaser Invested Amount represents of the Series 2000-1 Invested Amount for the related VFC Purchaser Group) of each such payment received by such Funding Agent for the account of the related Series 2000-1 Purchasers.  The Master Servicer shall provide instructions to the Trustee with respect to conversion of funds from one currency into another currency and the Trustee is hereby authorized, to the extent it is required to convert funds in one currency into funds in another currency in order to make any payment or distribution, to convert such funds at the Spot Rate provided by the Paying Agent.

SECTION 11.05                  Costs and Expenses.

The Company agrees to pay all reasonable fees and out of pocket costs and expenses of the Trustee, the Administrative Agent, each Funding Agent, each Series 2000-1 Conduit Purchaser and each Series 2000-1 APA Bank (including reasonable fees and disbursements of counsel to the Trustee, the Administrative Agent, each Funding Agent each Series 2000-1 Conduit Purchaser) in connection with (i) the preparation, execution and delivery of this Supplement, the Pooling Agreement, and the other Transaction Documents and amendments or waivers of any such documents, (ii) the reasonable enforcement by the Trustee, the Administrative Agent, any Funding Agent, any Series 2000-1 Conduit Purchaser or any Series 2000-1 APA Bank of the obligations and liabilities of the Company and the Master Servicer under the Pooling Agreement, this Supplement, the other Transaction Documents or any related document, (iii) any restructuring or workout of the Pooling Agreement, this Supplement or any related document and (iv) any inspection of the Company’s and/or the Master Servicer’s offices, properties, books and records and any discussions with the officers, employees and the Independent Public Accountants of the Company or the Master Servicer; provided, however, that any payments made by the Company pursuant to this Section 11.05 shall be Company Subordinated Obligations; and provided, further, that in respect of payments of out-of-pocket costs and expenses incurred pursuant to clause (iv) above, the Company agrees to pay such out-of-pocket costs and expenses (a) in connection with one inspection conducted once every calendar year prior to the occurrence of a Series 2000-1 Early Amortization Event or a Master Servicer Default; provided, however, that such annual inspection with respect to a Funding Agent shall not exceed $30,000; and (b) in connection with any inspection conducted following the occurrence and during the continuance of a Series 2000-1 Early Amortization Event or a Master Servicer Default.

SECTION 11.06                  No Waiver; Cumulative Remedies.

No failure to exercise and no delay in exercising, on the part of the Trustee, the Administrative Agent, either Funding Agent or any Series 2000-1 Purchaser, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.  The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

SECTION 11.07                  Amendments.

(a)            Subject to this Section 11.07(c), this Supplement may be amended in writing from time to time by the Master Servicer, the Company and the Trustee, with the prior written notice to and written consent of each Funding Agent, but without the consent of any holder of a Series 2000-1 VFC Certificate or any Series 2000-1 VFC Certificate Interest, to cure any ambiguity, to correct or supplement any provisions herein which may be inconsistent with any other provisions herein or to add any other provisions to or change in any manner or eliminate any of the provisions with respect to matters or questions raised under this Supplement which shall not be inconsistent with the provisions of any Pooling and Servicing Agreement; provided, however, that such action shall not, as evidenced by a Responsible Officer’s Certificate of the Company delivered to the Trustee upon which the Trustee may conclusively rely, have a Material Adverse Effect (but, to the extent that the determination of whether such action would have a Material Adverse Effect requires a conclusion as to a question of law, an Opinion of Counsel shall be delivered by the Company to the Trustee in addition to such Responsible Officer’s Certificate).  The Trustee may, but shall not be obligated to, enter into any such amendment pursuant to this Section 11.07(a) or Section 11.07(b) that affects the Trustee’s rights, duties or immunities under any Pooling and Servicing Agreement or otherwise.

(b)            Subject to Section 11.07(c), this Supplement may also be amended (other than in the circumstances referred to in Section 11.07(a)) in writing from time to time by the Master Servicer, the Company and the Trustee with the written consent of each Funding Agent and the Series 2000-1 Majority Purchasers for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Supplement or of modifying in any manner the rights of the Series 2000-1 VFC Certificateholders; provided, however, that no such amendment shall, unless signed or consented to in writing by all Series 2000-1 Purchasers, (i) extend the time for payment, or reduce the amount, of any amount of money payable to or for the account of any Series 2000-1 Purchaser under any provision of this Supplement, extend the Series 2000-1 Termination Date or reduce the Series 2000-1 Subordinated Interests, (ii) subject any Series 2000-1 Purchaser to any additional obligation (including, any change in the determination of any amount payable by any Series 2000-1 Purchaser) or (iii) change the VFC Pro Rata Shares, VFC Currency Pro Rata Shares or the Series 2000-1 Aggregate Commitment Amount or the percentage of Series 2000-1 Purchasers or Series 2000-1 Invested Amount which shall be required for any action under this Section or any other provision of this Supplement.

(c)            No amendment to this Supplement shall be effective unless the prior written consent of each Funding Agent is obtained.

(d)            Each of the Company and the Trustee hereby agrees that the Company and the Trustee may not perform a Company Exchange in accordance with Section 5.11 of the Pooling Agreement without:

(i)             the prior written consent of, (A) if the Company Exchange will occur prior to a Conduit Purchaser Termination Event with respect to a Series 2000-1 Conduit Purchaser, the Series 2000-1 Conduit Purchaser in such VFC Purchaser Group and the Series 2000-1 Required APA Banks in such VFC Purchaser Group and (B) if the Company Exchange will occur on or after a Conduit Purchaser Termination Event with respect to a Series 2000-1 Conduit Purchaser, the Series 2000-1 Purchase Date with respect to a Series 2000-1 Conduit Purchaser or any day thereafter, the Series 2000-1 Required APA Banks in such VFC Purchaser Group;

(ii)            the prior written consent of each Funding Agent; and

(iii)           to the extent determined applicable by the Funding Agents, entering into an amendment to this Supplement (in form satisfactory to the Funding Agents) to provide under this Supplement the benefit of any term or condition with respect to any Series relating to such Company Exchange which the Funding Agents determine is more favorable to the relevant Holders than is provided under this Supplement.

(e)           Each of the Company and the Trustee hereby agrees that no term of the Pooling Agreement which relates to a Funding Agent or the Administrative Agent may be amended, modified, waived or otherwise varied without the prior written consent of each Funding Agent and the Administrative Agent.

SECTION 11.08                  Severability.

If any provision hereof is void or unenforceable in any jurisdiction, such status shall not affect the validity or enforceability of (i) such provision in any other jurisdiction or (ii) any other provision hereof in such or any other jurisdiction.

SECTION 11.09                  Notices.

(a)            All notices, requests and demands to or upon any party hereto to be effective shall be given (i) in the case of the Company, the Master Servicer and the Trustee, in the manner set forth in Section 10.05 of the Pooling Agreement and (ii) in the case of the Administrative Agent, each Funding Agent, each Series 2000-1 Conduit Purchaser and each Series 2000-1 APA Bank, in writing (including a confirmed transmission by telecopy), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or three (3) days after being deposited in the mail, postage prepaid, or, in the case of telecopy notice, when received, in the case of the Administrative Agent, each Funding Agent, each Series 2000-1 Conduit Purchaser and each Series 2000-1 APA Bank, at their respective addresses set forth on Schedule IV attached hereto or below their names on Attachment 1 to any Series 2000-1 Commitment Transfer Supplement, as applicable; or to such other address as may be hereafter notified by any of the respective parties hereto.

(b)            Notices, requests and demands hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Master Servicer, the Administrative Agent, the Funding Agents and the Trustee; provided that the foregoing shall not apply to notices pursuant to Article 11 unless otherwise agreed by the Administrative Agent and the applicable Funding Agent with respect to a VFC Purchaser Group.  The Master Servicer, the Administrative Agent, the Funding Agents and the Trustee may, each in its discretion, agree to accept notices, requests and demands to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.  Notwithstanding the foregoing, the parties hereto agree that the Purchase Documents delivered pursuant to Section 4A.02, notices or reports delivered pursuant to Section 2.14 and notices and directions delivered pursuant to Section 8.02(h), each may be delivered by electronic communications.

SECTION 11.10                  Successors and Assigns.

(a)           This Supplement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(b)           Any Series 2000-1 Purchaser (x) may at any time, upon the consent of the related Series 2000-1 Conduit Purchaser and the related Funding Agent, and (y) shall, upon the request of the related Series 2000-1 Conduit Purchaser and the related Funding Agent, in the event that a Series 2000-1 Purchaser that is a Series 2000-1 APA Bank shall cease to have short term debt ratings of at least “A-1” by S&P and at least “P-1” by Moody’s, or, if such Series 2000-1 APA Bank does not have short term debt which is rated by S&P and Moody’s, in the event the parent corporation of such Series 2000-1 APA Bank has rated short term debt, such parent corporation ceases to have short term debt ratings of at least “A-1” by S&P and at least “P-1” by Moody’s, assign to one or more Eligible Assignees (any such assignee shall be referred to herein as “Series 2000-1 Acquiring Purchaser”) all or a portion of its interests, rights and obligations under this Supplement and the Transaction Documents; provided, however, that:

(i)            the amount of the Series 2000-1 Commitment of the assigning Series 2000-1 APA Bank subject to each such assignment (determined as of the date the Series 2000-1 Commitment Transfer Supplement with respect to such assignment is delivered to the related Funding Agent) shall not be less than $10,000,000 (or, if less, the entire remaining amount of such Series 2000-1 Purchaser’s Series 2000-1 Commitment);

(ii)           the parties to each such assignment shall execute and deliver to the Administrative Agent and the related Funding Agent a Series 2000-1 Commitment Transfer Supplement, substantially in the form of Exhibit B, together with, in the case of any assignment to a Person other than an Eligible Assignee (excluding clause (B) of the definition thereof), a processing and recordation fee payable to the Administrative Agent of $3,500;

(iii)          the Series 2000-1 Acquiring Purchaser, if it shall not already be a Series 2000-1 Purchaser, shall deliver to the Administrative Agent and the related Funding Agent an Administrative Questionnaire, substantially in the form of Exhibit C to this Supplement; and

(iv)          such assignment shall comply in all respects with the terms of the applicable Series 2000-1 Asset Purchase Agreement.

Any Series 2000-1 Purchaser can assign all or a portion of its interests, rights and obligations under this Supplement and the Transaction Documents to a Conduit Assignee of such Series 2000-1 Purchaser, which Conduit Assignee is rated at least “A-1” by S&P and at least “P-1” by Moody’s, without consent; provided that such assignment would not result in adverse tax consequences with respect to the obligations of the Company pursuant to Section 7.03 hereof or increased costs for the Company or any of its Affiliates with respect to the obligations of the Company or such Affiliate pursuant to Section 7.02 hereof, in which instance Company consent would be required (which consent may not be unreasonably withheld).  Upon acceptance and recording pursuant to Section 11.10(e), from and after the applicable Series 2000-1 Transfer Effective Date (A) the Series 2000-1 Acquiring Purchaser thereunder shall be a party hereto and, to the extent of the interest assigned by such Series 2000-1 Commitment Transfer Supplement, have the rights and obligations of a Series 2000-1 Purchaser under this Supplement and (B) the assigning Series 2000-1 Purchaser thereunder shall, to the extent of the interest assigned pursuant to Series 2000-1 Commitment Transfer Supplement, be released from its obligations under this Supplement and the other Transaction Documents (and, in the case of a Series 2000-1 Commitment Transfer Supplement covering all or the remaining portion of an assigning Series 2000-1 APA Bank’s rights and obligations under this Supplement and the other Transaction Documents, such Series 2000-1 APA Bank shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 7.01, 7.02, 7.03, 7.04 and 11.05, as well as to any fees accrued for its account and not yet paid).

(c)            By executing and delivering a Series 2000-1 Commitment Transfer Supplement, the assigning Series 2000-1 APA Bank thereunder and the Series 2000-1 Acquiring Purchaser thereunder shall be deemed to confirm to and agree with each other and the other parties hereto as follows:

(i)            such assigning Series 2000-1 Purchaser warrants that it is the legal and beneficial owner of the interest being assigned thereby free and clear of any adverse claim and that its Series 2000-1 Commitment and the outstanding balances of the Series 2000-1 VFC Certificates being assigned, in each case without giving effect to assignments thereof which have not become effective, are as set forth in such Series 2000-1 Commitment Transfer Supplement;

(ii)           except as set forth in sub-clause (i) above, such assigning Series 2000-1 Purchaser makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with this Supplement or any other Transaction Document, or the execution, legality, validity, enforceability, genuineness, sufficiency or value of this Supplement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto, or the financial condition of any Originator, the Master Servicer or the Company or the performance or observance by any Originator, the Master Servicer or the Company of any of their respective obligations under this Supplement, any other Transaction Document or any other instrument or document furnished pursuant hereto or thereto;

(iii)          such Series 2000-1 Acquiring Purchaser represents and warrants that it is legally authorized to enter into such Series 2000-1 Commitment Transfer Supplement;

(iv)          such Series 2000-1 Acquiring Purchaser confirms that it has received a copy of this Supplement or any other Transaction Document and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into such Series 2000-1 Commitment Transfer Supplement;

(v)           such Series 2000-1 Acquiring Purchaser will independently and without reliance upon the Administrative Agent, either Funding Agent, the Trustee, the assigning Series 2000-1 Purchaser or any other Series 2000-1 Purchaser and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Supplement or any other Transaction Document;

(vi)          such Series 2000-1 Acquiring Purchaser appoints and authorizes the Administrative Agent and the related Funding Agent and the Trustee to take such action as agent on its behalf and to exercise such powers under this Supplement and the other Transaction Documents as are delegated to the Administrative Agent and the related Funding Agent and the Trustee, respectively, by the terms hereof, together with such powers as are reasonably incidental thereto; and

(vii)         such Series 2000-1 Acquiring Purchaser agrees that it will perform in accordance with its terms all the obligations which by the terms of this Supplement are required to be performed by it as a Series 2000-1 Purchaser.

(d)           Notwithstanding and in addition to the provisions of Section 5.03 of the Pooling Agreement, the Administrative Agent shall maintain at one of its offices a copy of each Series 2000-1 Commitment Transfer Supplement delivered to it and a register for the recordation of the names and addresses of the Series 2000-1 Purchaser, and the Series 2000-1 Commitments of, and the principal amount of the Series 2000-1 VFC Certificate issued to, the Series 2000-1 VFC Certificateholder and each Series 2000-1 VFC Certificate Interest allocated to each Series 2000-1 Purchaser pursuant to the terms hereof from time to time (the “Series 2000-1 Register”).  Notwithstanding the provisions of Section 5.06 of the Pooling Agreement, the entries in the Series 2000-1 Register as provided in this Section 11.10(d) shall be conclusive and the Company, the Master Servicer, the Series 2000-1 Purchaser, the Transfer Agent and Registrar, the Administrative Agent, the related Funding Agent and the Trustee shall treat each Person whose name is recorded in the Series 2000-1 Register pursuant to the terms hereof as a Series 2000-1 Purchaser hereunder for all purposes of this Supplement, notwithstanding notice to the contrary.  However, in accordance with Section 5.06 of the Pooling Agreement, in determining whether the holders of the requisite Fractional Undivided Interests have given any request, demand, authorization, direction, notice, consent or waiver hereunder, any Investor Certificate owned by the Company, the Master Servicer, the Servicer Guarantor, any Originator or any Affiliate thereof, shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only an Investor Certificate which a Responsible Officer of the Trustee actually knows to be so owned shall be so disregarded.  Any Series 2000-1 VFC Certificate owned by the Company, the Master Servicer, any Originator or any Affiliate thereof which has been pledged in good faith shall not be disregarded and may be regarded as outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee’s right so to act with respect to such Investor Certificate and that the pledgee is not the Company, the Master Servicer, any Originator or any Affiliate thereof.  The Series 2000-1 Register shall be available for inspection by the Company, the Master Servicer, any Originator, the Series 2000-1 Purchasers and the Trustee, at any reasonable time and from time to time upon reasonable prior notice.

(e)           Upon its receipt of a duly completed Series 2000-1 Commitment Transfer Supplement executed by an assigning Series 2000-1 Purchaser or Series 2000-1 APA Bank, as applicable, and a Series 2000-1 Acquiring Purchaser, an Administrative Questionnaire completed in respect of the Series 2000-1 Acquiring Purchaser (unless the Series 2000-1 Acquiring Purchaser shall already be a Series 2000-1 Purchaser hereunder) and the processing and recordation fee referred to in Section 11.10(b) above, (i) the Administrative Agent and the related Funding Agent shall accept such Series 2000-1 Commitment Transfer Supplement, (ii) the Administrative Agent shall record the information contained therein in the Series 2000-1 Register and (iii) the related Funding Agent shall give prompt written notice thereof to the Series 2000-1 Purchaser, the Company, the Master Servicer and the Trustee.  No assignment shall be effective unless and until it has been recorded in the Series 2000-1 Register as provided in this Section 11.10(e).

(f)            Any Series 2000-1 Purchaser or Series 2000-1 APA Bank may sell participations to one or more banks or other entities (the “Series 2000-1 Participants”) in all or a portion of its rights and obligations under this Supplement and the other Transaction Documents (including all or a portion of its Series 2000-1 Commitment and its Series 2000-1 VFC Certificate Interest); provided, however, that:

(i)            such Series 2000-1 Purchaser’s or Series 2000-1 APA Bank’s obligations under this Supplement shall remain unchanged;

(ii)           such Series 2000-1 Purchaser or Series 2000-1 APA Bank shall remain solely responsible to the other parties hereto for the performance of such obligations;

(iii)          the Series 2000-1 Participants shall be entitled to the benefit of the cost protection provisions contained in Sections 7.01, 7.02, 7.03 and 7.04, and shall be required to provide the tax forms and certifications described in Section 7.03(b), to the same extent as if they were Series 2000-1 Purchasers or Series 2000-1 APA Banks; provided that no such Participant shall be entitled to receive any greater amount pursuant to such Sections than a Series 2000-1 Purchaser or Series 2000-1 APA Bank, as applicable, would have been entitled to receive in respect of the amount of the participation sold by such Series 2000-1 Purchaser or Series 2000-1 APA Bank to such Series 2000-1 Participant had no sale occurred;

(iv)          the Company, the Master Servicer, the other Series 2000-1 Purchasers, the Series 2000-1 APA Banks, the Administrative Agent, the Funding Agents and the Trustee shall continue to deal solely and directly with such Series 2000-1 Purchaser or Series 2000-1 APA Bank in connection with such Series 2000-1 Purchaser’s or Series 2000-1 APA Bank’s rights and obligations under this Supplement, and such Series 2000-1 Purchaser or Series 2000-1 APA Bank shall retain the sole right to enforce its rights under its Series 2000-1 VFC Certificate Interest and to approve any amendment, modification or waiver of any provision of this Supplement (other than amendments, modifications or waivers decreasing any fees payable hereunder or the amount of principal of or the rate at which interest is payable on the Series 2000-1 VFC Certificates, extending any scheduled principal payment date or date fixed for the payment of interest on the Series 2000-1 VFC Certificates or increasing or extending the Series 2000-1 Commitments); and

(v)           the sum of the aggregate amount of any Series 2000-1 Commitment or portion thereof subject to each such participation plus the portion of the Series 2000-1 Invested Amount represented by any Series 2000-1 VFC Certificate Interest subject to such participation shall not be less than $10,000,000.

(g)           Any Series 2000-1 Purchaser or Series 2000-1 APA Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 11.10, disclose to the Series 2000-1 Acquiring Purchaser or Series 2000-1 Participant or proposed Series 2000-1 Acquiring Purchaser or Series 2000-1 Participant any information relating to any Originator, the Master Servicer, the Trust or the Company furnished to such Series 2000-1 Purchaser or Series 2000-1 APA Bank by or on behalf of such entities; provided that, prior to any such disclosure of information, each such Series 2000-1 Acquiring Purchaser or Series 2000-1 Participant or proposed Series 2000-1 Acquiring Purchaser or Series 2000-1 Participant shall execute and deliver to the Master Servicer a confidentiality agreement in the form of Exhibit G.

(h)           Neither the Company nor the Master Servicer shall assign or delegate any of its rights or duties hereunder other than to an Affiliate thereof without the prior written consent of the Funding Agents, the Trustee and each Series 2000-1 Purchaser, and any attempted assignment without such consent shall be null and void.

(i)            Notwithstanding any other provisions herein, no transfer or assignment of any interests or obligations of any Series 2000-1 Purchaser or Series 2000-1 APA Bank hereunder or any grant of participation therein shall be permitted if such transfer, assignment or grant would result in a prohibited transaction under Section 4975 of the Internal Revenue Code or Section 406 of ERISA or cause the Participation Assets to be regarded as “plan assets” pursuant to 29 C.F.R. § 2510.3 101, or require the Company or an Originator to file a registration statement with the Securities and Exchange Commission or to qualify under the “blue sky” laws of any state.

(j)            No provision of the Transaction Documents shall in any manner restrict the ability of the Series 2000-1 Conduit Purchasers to assign, participate, grant security interests in, or otherwise transfer any portion of their respective Series 2000-1 Purchaser Invested Amounts.  Without limiting the foregoing, each Series 2000-1 Conduit Purchaser may, on one or a series of transactions, transfer all or any portion of its Series 2000-1 Purchaser Invested Amount, and its rights and obligations under the Transaction Documents to a Conduit Assignee.

(k)           Any Series 2000-1 APA Bank may at any time pledge or grant a security interest in all or any portion of its Series 2000-1 VFC Certificate and its rights under this Supplement and the Transaction Documents (including any rights to payment of Series 2000-1 Purchaser Invested Amount and Series 2000-1 Monthly Interest Distribution) to secure obligations of such Series 2000-1 APA Bank to a Federal Reserve Bank, and this Section 11.10(k) shall not prohibit or otherwise limit to any such pledge or grant of a security interest; provided that no such pledge or grant of a security interest shall release a Series 2000-1 APA Bank from any of its obligations hereunder, or substitute any such pledgee or grantee for such Series 2000-1 APA Bank as a party hereto.

SECTION 11.11                  Counterparts.

This Supplement may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original, and all of which taken together shall constitute one and the same agreement.

SECTION 11.12                  Adjustments; Setoff.

(a)            If any Series 2000-1 Purchaser (a “Series 2000-1 Benefited Purchaser”) shall at any time receive in respect of its Series 2000-1 Purchaser Invested Amount any distribution of any amount, including Series 2000-1 Unused Fee, Series 2000-1 Utilization Fee or other fees, or any interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by setoff, or otherwise) in a greater proportion than any such distribution (if any) received by any other Series 2000-1 Purchaser in respect of such other Series 2000-1 Purchaser’s Series 2000-1 Purchaser Invested Amount, or interest thereon, such Series 2000-1 Benefited Purchaser shall purchase for cash from the other Series 2000-1 Purchasers such portion of each such other Series 2000-1 Purchaser’s Series 2000-1 VFC Certificate Interest, or shall provide such other Series 2000-1 Purchasers with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such Series 2000-1 Benefited Purchaser to share the excess payment or benefits of such collateral or proceeds ratably with each of the Series 2000-1 Purchasers; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such Series 2000-1 Benefited Purchaser, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.  The Master Servicer agrees that each Series 2000-1 Purchaser so purchasing a Series 2000-1 VFC Certificate Interest may exercise all rights of payment (including rights of setoff) with respect to such portion as fully as if such Series 2000-1 Purchaser were the direct holder of such portion.

(b)            In addition to any rights and remedies of the Series 2000-1 Purchasers provided by law, each Series 2000-1 Purchaser shall have the right, without prior notice to the Company, any such notice being expressly waived by the Company, to the extent permitted by applicable law, upon any amount becoming due and payable by the Company hereunder or under the Series 2000-1 VFC Certificates to setoff and appropriate and apply against any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by such Series 2000-1 Purchaser to or for the credit or the account of the Company.  Each Series 2000-1 Purchaser agrees promptly to notify the Company, the Administrative Agent and the Funding Agents after any such setoff and application made by such Series 2000-1 Purchaser; provided that the failure to give such notice shall not affect the validity of such setoff and application.

SECTION 11.13                  Limitation of Payments by the Company.

The Company’s obligations under Article VII shall be limited to the funds available to the Company which have been properly distributed to the Company pursuant to the Pooling Agreement and any Supplement and neither the Administrative Agent, nor any Funding Agent nor any Series 2000-1 Purchaser shall have any actionable claim against the Company for failure to satisfy such obligation because it does not have funds available therefor from amounts properly distributed.

SECTION 11.14                  No Bankruptcy Petition; No Recourse.

(a)            The Administrative Agent, each Funding Agent, each Series 2000-1 Purchaser, the Master Servicer, the Trustee and each Series 2000-1 APA Bank hereby covenants and agrees that it will not institute against, or join any other Person in instituting against, the Company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings (including, but not limited to, petitioning for the declaration of the Company’s assets en désastre) under any Applicable Insolvency Laws.

(b)            Notwithstanding anything elsewhere herein contained, the sole remedy of the Administrative Agent, each Funding Agent, the Master Servicer, the Trustee, each Series 2000-1 Purchaser, each Series 2000-1 APA Bank or any other person in respect of any obligation, covenant, representation, warranty or agreement of the Company under or related to this Supplement shall be against the assets of the Company, subject to the payment priorities contained in Articles III and IV of this Supplement and Article III of the Pooling Agreement.  Neither the Administrative Agent, nor any Funding Agent, nor any Series 2000-1 Purchaser, nor any Series 2000-1 APA Bank, nor the Trustee, nor the Master Servicer, nor any other person shall have any claim against the Company to the extent that such assets are insufficient to meet any such obligation, covenant, representation, warranty or agreement (the difference being referred to herein as “shortfall”) and all claims in respect of the shortfall shall be extinguished.  A director, member, independent manager, managing member, officer or employee, as applicable, of the Company shall not have liability for any obligation of the Company hereunder or under any Transaction Document or for any claim based on, in respect of, or by reason of, any Transaction Document, unless such claim results from the gross negligence, fraudulent acts or willful misconduct of such director, officer or employee.

(c)            Notwithstanding any other provision of this Supplement or any other Transaction Document, each Series 2000-1 Conduit Purchaser (other than with respect to itself), the Company, the Master Servicer, the Administrative Agent, each Funding Agent and the Series 2000-1 APA Banks each hereby covenant and agree that prior to the date which is one year (or, if longer, such preference period as is then applicable) and one day after the latest of (i) the last day of the Series 2000-1 Amortization Period, (ii) the date on which all Investor Certificates of each other Outstanding Series are repaid in full, and (iii) the date on which all outstanding Commercial Paper of each Series 2000-1 Conduit Purchaser is paid in full, it will not institute against, or join any other Person in instituting against, any Series 2000-1 Conduit Purchaser any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any Applicable Insolvency Laws.

The provisions of this Section 11.14 shall survive termination of this Supplement.

SECTION 11.15                  Limitation on Addition of Approved Originators, Approved Currency, Approved Obligors and a Successor Master Servicer; Mergers and Consolidations

(a)            Notwithstanding satisfaction of the conditions set forth in Section 2.09 of the Pooling Agreement or in any Origination Agreement, while any Series 2000-1 VFC Certificate is outstanding:

(i)            the addition of any Receivables denominated in a currency other than an Approved Currency;

(ii)           the execution and delivery of any other Origination Agreement (other than those entered into on or before the Series 2000-1 Issuance Date);

(iii)          the addition of an Additional Originator;

(iv)          the addition of any Receivable governed by any law other than an Approved Contract Jurisdiction;

(v)           the appointment of a Successor Master Servicer;

(vi)          the addition of a jurisdiction as an Approved Obligor Country which is a Non-Investment Grade Country;

(vii)         any merger, consolidation, conveyance, sale or transfer with respect to the Master Servicer; or

(viii)        any Acquired Line of Business or disposition of line of business other than Permitted Designated Line of Business Disposition,

shall, in each case, require the prior written consent of the Administrative Agent acting at the direction of all Series 2000-1 Purchasers.

(b)           Notwithstanding satisfaction of the conditions set forth in Section 6.03 of the Pooling Agreement, Section 5.01 of the Servicing Agreement and Section 6.11 (or any corresponding section) of the Origination Agreements, the occurrence of any such event set forth in such Sections shall require the delivery to the Trustee of the prior written consent of each Funding Agent.

SECTION 11.16                  Subordinated Loan.

(a)           If the Company elects to deliver U.S. Dollars, Euro and/or Pounds Sterling (as applicable) to cure an Early Amortization Event pursuant to Section 5.01, such cash contribution, which may be made only out of Collections from the Series 2000-1 Concentration Accounts which are otherwise allocable under Section 3A.03 to be paid to the Company Receipts Account, shall be evidenced as a Subordinated Loan, will constitute a Junior Claim and will be subject to the provisions of this Section 11.16.  Irrespective of the time, order or method of payment and irrespective of anything else contained in this or any other document or agreement other than in this Section 11.16, so long as any VFC Certificate remains outstanding, the Company agrees that any and all Junior Claims are and shall be expressly subordinate and junior to the Senior Claims in right and time of payment.  Each Junior Claimant by acceptance thereof waives any and all notice of the creation or accrual of any such Senior Claim and notice of proof of reliance upon these subordination provisions by any holder of any Senior Claim.  Any such Senior Claim shall conclusively be deemed to have been created, contracted or incurred in reliance upon these subordination provisions and all dealings between the Company and any holders of any such Senior Claims (including the Company as an ECI Holder) so arising shall be deemed to have been consummated in reliance upon these subordination provisions.  The provisions of this Section 11.16 are and are intended to be solely for the purpose of defining the relative rights of the Junior Claimants, on the one hand, and the holders of any Senior Claims, on the other hand.

(b)           In the event of any Insolvency Event:

(i)            all Senior Claims shall first be Indefeasibly Paid, or such payment shall have been provided for in a manner satisfactory to all of the holders of Senior Claims, before any payment or distribution, whether in cash, securities or other property, shall be made to any Junior Claimant on account of such Junior Claim; and

(ii)           any payment or distribution of any kind or character, whether in cash, securities or other property that would otherwise (but for these subordination provisions) be payable or deliverable with respect to any Junior Claim shall be paid or delivered directly to the holders of Senior Claims (or to a banking institution selected by the court or other Person making the payment or delivery or designated by any holder of any Senior Claim) for application in payment of the Senior Claims in accordance with the priorities then existing among such holders until all Senior Claims shall have been Indefeasibly Paid, or such payment shall have been provided for in a manner satisfactory to all of the holders of Senior Claims.

As used in this Section 11.16, the term “Indefeasibly Paid” means, with respect to the making of any payment on or with respect to any Senior Claim, a payment of such Senior Claim in full that is not subject to avoidance under Section 547 of the Bankruptcy Code.

(c)           Turnover of Improper Payments.  If any payment or distribution of any character or any security, whether in cash, securities or other property shall be received by any Junior Claimant in contravention of any of the terms hereof and before all the Senior Claims shall have been Indefeasibly Paid or such payment shall have been provided for in a manner satisfactory to all of the holders of Senior Claims, such payment or distribution or security shall be received in trust for the benefit of, and shall be paid over or delivered and transferred to, the holders of the Senior Claims at the time outstanding in accordance with the priorities then existing among such holders for application to the payment of all Senior Claims remaining unpaid, to the extent necessary to pay all such Senior Claims in full.  In the event of the failure of any Junior Claimant to endorse or assign any such payment, distribution or security, the Administrative Agent is hereby irrevocably authorized to endorse or assign the same.

(d)           No Prejudice or Impairment.  The rights under these subordination provisions of the holders of any Senior Claims as against any Junior Claimant shall, to the fullest extent permitted by applicable law, remain in full force and effect without regard to, and shall not be impaired or affected by:

(i)            any act or failure to act on the part of the Company;

(ii)           any extension or indulgence with respect to any payment or prepayment of any Senior Claim or any part thereof or with respect to any other amount payable to any holder of any Senior Claim;

(iii)          any amendment, modification or waiver of, or addition or supplement to, or deletion from, or compromise, release, consent or other action with respect to, any of the terms of any Senior Claim, the Pooling Agreement, this Supplement or any other agreement that may be made relating to any Senior Claim;

(iv)          any exercise or non exercise by the holder of any Senior Claim of any right, power, privilege or remedy under or with respect to such Senior Claim, the Pooling Agreement, this Supplement or any waiver of any such right, power, privilege or remedy or of any default with respect to such Senior Claim, the Pooling Agreement or this Supplement, or any receipt by the holder of any Senior Claim of any security, or any failure by such holders to perfect a security interest in, or any release by such holder of, any security for the payment of such Senior Claim;

(v)           any merger or consolidation of the Company or any of its Subsidiaries into or with any other Person, or any sale, lease or transfer of any or all of the assets of the Company or any of its Subsidiaries to any other Person;

(vi)          absence of any notice to, or knowledge by, any Junior Claimant of the existence or occurrence of any of the matters or events set forth in the foregoing sub-clauses (i) through (v); or

(vii)         any other circumstance.

The terms and conditions of this Section 11.16 shall not be modified or amended without the express written consent of the Funding Agent(s) representing Certificateholders of more than 50% of the Series 2000-1 Invested Amount and, if any such amendment would adversely affect the interests of an ECI Holder, without the written consent of the ECI Holder or Holders.

(e)            The obligations of the Junior Claimants under these subordination provisions shall continue to be effective, or be reinstated, as the case may be, if at any time any payment with respect to any Senior Claim, or any other payment to any holder of any Senior Claim in its capacity as such, is rescinded or must otherwise be restored or returned by the holder of such Senior Claim upon the occurrence of any Insolvency Event, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, the Company or any substantial part of property, or otherwise, all as though such payment had not been made.

(f)             No Junior Claimant shall have any subrogation or other rights as the holder of a Senior Claim, and each Junior Claimant hereby waives all such rights of subrogation and all rights of reimbursement or indemnity whatsoever and all rights of recourse to any security for any Senior Claim, until such time as all the Senior Claims shall be Indefeasibly Paid or such payment shall have been provided for in a manner satisfactory to all of the holders of Senior Claims and all of the obligations of the Company under the Senior Claims, the Pooling Agreement and this Supplement shall have been duly performed.  From and after the time at which all Senior Claims have been Indefeasibly Paid or such payment shall have been provided for in a manner satisfactory to all of the holders of Senior Claims, the Junior Claimants shall be subrogated to all rights of any holders of Senior Claims to receive any further payments or distributions applicable to the Senior Claims until the Junior Claims shall have been paid in full or such payment shall have been provided for in a manner satisfactory to the majority in amount of the Junior Claimants, and for the purposes of such subrogation, no payment or distribution received by the holders of Senior Claims of cash, securities or other property to which the Junior Claimants would have been entitled except for these subordination provisions shall, as between the Company and its creditors other than the holders of Senior Claims, on the one hand, and the Junior Claimants, on the other, be deemed to be a payment or distribution by the Company to or on account of the Senior Claims.

(g)            Each Certificate or other instrumentality evidencing any Junior Claim shall contain the following legend conspicuously noted on the face thereof:  “THIS [NAME OF INSTRUMENT] IS SUBJECT TO THE SUBORDINATION PROVISIONS SET FORTH IN SECTION 11.16 OF THE SECOND AMENDED AND RESTATED SERIES 2000-1 SUPPLEMENT AMONG HUNTSMAN RECEIVABLES FINANCE LLC, HUNTSMAN (EUROPE) BVBA, AS MASTER SERVICER, THE SEVERAL FINANCIAL INSTITUTIONS PARTY THERETO AS FUNDING AGENTS, THE SERIES 2000-1 CONDUIT PURCHASERS PARTY THERETO, THE SEVERAL FINANCIAL INSTITUTIONS PARTY THERETO AS SERIES 2000-1 APA BANKS, JPMORGAN CHASE BANK, N.A., AS ADMINISTRATIVE AGENT AND BNY FINANCIAL SERVICES PLC, AS TRUSTEE, DATED AS OF NOVEMBER 13, 2008” and shall specifically state that a copy of these subordination provisions (to the extent not expressly stated in such instrument) is on file with the Company and is available for inspection at the Company’s offices.

SECTION 11.17                  Limited Recourse.

(a)            Notwithstanding any other provision of this Supplement or any other Transaction Document, each of the parties hereto agrees that the respective obligations of each Series 2000-1 Conduit Purchaser under this Supplement or any other Transaction Document are solely the corporate obligations of the Series 2000-1 Conduit Purchasers and, in the case of obligations of each Series 2000-1 Conduit Purchaser other than Commercial Paper, shall be payable at such time as funds are received by or are available to such Series 2000-1 Conduit Purchaser in excess of funds necessary to pay in full all outstanding Commercial Paper issued by such Series 2000-1 Conduit Purchaser and, to the extent funds are not available to pay such obligations, the claims relating thereto shall not constitute a claim against such Series 2000-1 Conduit Purchaser but shall continue to accrue.  Each party hereto agrees that the payment of any claim (as defined in Section 101 of Title 11 of the Bankruptcy Code) of any such party shall be subordinated to the payment in full of all Commercial Paper.

(b)           Notwithstanding any other provision of this Supplement or any other Transaction Document, no recourse under any obligation, covenant or agreement of any Series 2000-1 Conduit Purchaser contained in this Supplement shall be had against any incorporator, stockholder, member, officer, director, employee or agent of such Series 2000-1 Conduit Purchaser, the Administrative Agent, the Funding Agents or any of their Affiliates (solely by virtue of such capacity) by the enforcement of any assessment or by any legal or equitable proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that the Pooling Agreement is solely a corporate obligation of the Series 2000-1 Conduit Purchasers, and that no personal liability whatever shall attach to or be incurred by any incorporator, stockholder, member, officer, director, employee or agent of either Series 2000-1 Conduit Purchaser, the Administrative Agent, the Funding Agents, the

Manager or any of their Affiliates (solely by virtue of such capacity) or any of them under or by reason of any of the obligations, covenants or agreements of such Series 2000-1 Conduit Purchaser contained in this Supplement, or implied therefrom, and that any and all personal liability for breaches by such Series 2000-1 Conduit Purchaser of any of such obligations, covenants or agreements, either at common law or at equity, or by statute, rule or regulation, of every such incorporator, stockholder, officer, director, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of the Pooling Agreement; provided that the foregoing shall not relieve any such Person from any liability it might otherwise have as a result of fraudulent actions taken or omissions made by them.

(c)            Notwithstanding any other provision of this Supplement or any other Transaction Document (including Section 11.14 and the other provisions of this Section 11.17),

(i)            each of the parties hereto hereby agrees with Regency that it shall not, until the expiry of two years and one day after the payment of all sums outstanding and owing under the latest maturing Commercial Paper notes issued by Regency take any corporate action or other steps or legal proceedings for the winding-up, dissolution, examinership or re-organisation of or for the appointment of a receiver, administrator, administrative receiver, trustee, liquidator, examiner, sequestrator or similar officer to Regency or of any or all its revenues and assets.

(ii)           no recourse under any obligation, covenant or agreement of Regency contained in this Supplement or any other Transaction Document shall be had against any shareholder, member, officer, director, employee or agent of Regency, by the enforcement of any assessment or by any proceeding, by virtue of any statute or otherwise; it being expressly agreed and understood that this Supplement or any other Transaction Document is a corporate obligation of Regency, and that no personal liability shall attach to or be incurred by the shareholders, members, officers, directors, employees or agents of Regency, as such, or any of them under or by reason of any of the obligations, covenants or agreements of Regency contained in this Supplement or any other Transaction Document or implied therefrom and that any and all personal liability for breaches by Regency of any of such obligations, covenants or agreements, either at law or by statute or constitution of every such shareholder, member, officer, director, employee or agent is hereby expressly waived as a condition of and in consideration for the execution of this Supplement.

(iii)          each of the parties hereto agrees that Regency shall be liable for any claims that a party hereto or any other person may have against Regency under or in relation to this Supplement or any other Transaction Document only to the extent that Regency has Excess Funds.

For purposes hereof, “Excess Funds” means all funds not required, after giving effect to all amounts on deposit in Regency’s commercial paper accounts, to pay or provide for the payment of all Commercial Paper issued by Regency, maturing on the date of such determination or that previously matured but remain unpaid;

(d)           The provisions of this Section 11.17 shall survive termination of this Supplement.

ARTICLE XII

FINAL DISTRIBUTIONS

SECTION 12.01                  Certain Distributions.

(a)            Not later than 2:00 p.m. New York City time, on the Distribution Date following the date on which the proceeds from the disposition of the Receivables pursuant to Section 7.02(b) of the Pooling Agreement are deposited into the Series 2000-1 Non-Principal Concentration Subaccounts and the Series 2000-1 Principal Concentration Subaccounts, the Paying Agent shall distribute such amounts pursuant to Article III of this Supplement.

(b)            Notwithstanding anything to the contrary in this Supplement or the Pooling Agreement, any distribution made to the Series 2000-1 Investor Certificateholders pursuant to this Section shall be deemed to be a final distribution pursuant to Section 9.03 of the Pooling Agreement with respect to the Series 2000-1 VFC Certificates.

ARTICLE XIII

ADMINISTRATIVE AGENT

SECTION 13.01                  Administrative Agent.

Notwithstanding anything to the contrary in the Pooling Agreement, the Servicing Agreement or this Supplement, for purposes of all provisions of the Pooling Agreement and the Servicing Agreement requiring the consent of each Funding Agent of Holders evidencing more than 50% of the Aggregate Invested Amount, references to “Funding Agent” shall be construed as references to the Administrative Agent designated in this Supplement; provided, however, that for purposes of Sections 10.01(a) and 10.01(b) of the Pooling Agreement and Sections 6.01 and 6.03 of the Servicing Agreement, the Administrative Agent shall seek the consent of the Funding Agents representing Series 2000-1 Investors Certificateholders of more than 60% of the Series 2000-1 Invested Amount.

IN WITNESS WHEREOF, the Company, the Master Servicer, the Trustee, the Administrative Agent, the Funding Agents, the Series 2000-1 Conduit Purchasers and the Series 2000-1 APA Banks have caused this Supplement to be duly executed by their respective officers as of the day and year first above written.

HUNTSMAN RECEIVABLES FINANCE LLC,
as Company

By:	/s/ SEAN DOUGLAS
Name: Sean Douglas
Title: Vice President and Treasurer

HUNTSMAN (EUROPE) BVBA,
as Master Servicer

By:	/s/ SEAN DOUGLAS
Name: Sean Douglas
Title: Attorney-in-Fact

By:
Name:
Title:

BNY FINANCIAL SERVICES PLC,
not in its individual capacity but solely as Trustee

By:	/s/ ANDREW MCLEOD
Name: Andrew McLeod VP
Title: Authorised Signatory

[Second Amended and Restated Series 2000-1 Supplement Signature Page 1 of 6]

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

By:	/s/ CHARLES SIMOND
Name: Charles Simond
Title: Executive Director

JPMORGAN CHASE BANK, N.A.,
as a Funding Agent

By:	/s/ CHARLES SIMOND
Name: Charles Simond
Title: Executive Director

JPMORGAN CHASE BANK, N.A.,
as a Series 2000-1 APA Bank

By:	/s/ CHARLES SIMOND
Name: Charles Simond
Title: Executive Director

CHARIOT FUNDING LLC,
as a Series 2000-1 Conduit Purchaser and an
Existing Series 2000-1 VFC Certificateholder

By: JPMorgan Chase Bank, N.A.,
as its attorney-in-fact

By:	/s/ CHARLES SIMOND
Name: Charles Simond
Title: Executive Director

J.P. MORGAN SECURITIES LTD,
as Book Runner and Mandated Lead Arranger

By:	/s/ CHARLES SIMOND
Name: Charles Simond
Title: Executive Director

[Second Amended and Restated Series 2000-1 Supplement Signature Page 2 of 6]

WACHOVIA CAPITAL MARKETS, LLC,
as a Funding Agent

By:	/s/ EERO H. MAKI
Name: Eero H. Maki
Title: Director

WACHOVIA CAPITAL MARKETS, LLC,
as a Series 2000-1 APA Bank

By:	/s/ EERO H. MAKI
Name: Eero H. Maki
Title: Director

VARIABLE FUNDING CAPITAL COMPANY, LLC,
as a Series 2000-1 Conduit Purchaser and an
Existing Series 2000-1 VFC Certificateholder

By: Wachovia Capital Markets, LLC,
as its attorney-in-fact

By:	/s/ DOUGLAS R. WILSON, SR.
Name: Douglas R. Wilson, Sr.
Title: Director

[Second Amended and Restated Series 2000-1 Supplement Signature Page 3 of 6]

BARCLAYS BANK PLC,
as Funding Agent

By:	/s/ JEFFREY GOLDBERG
Name: Jeffrey Goldberg
Title: Associate Director

BARCLAYS BANK PLC,
as a Series 2000-1 APA Bank

By:	/s/ JEFFREY GOLDBERG
Name: Jeffrey Goldberg
Title: Associate Director

SHEFFIELD RECEIVABLES CORPORATION,
as a Series 2000-1 Conduit Purchaser
By: Barclays Bank PLC,
as its attorney-in-fact

By:	/s/ JASON D. MUNCY
Name: Jason D. Muncy
Title: Associate Director

[Second Amended and Restated Series 2000-1 Supplement Signature Page 4 of 6]

HSBC BANK PLC,
as a Funding Agent

By:	/s/ NIGEL BATLEY
Name: Nigel Batley
Title: Managing Director

HSBC BANK USA, NATIONAL ASSOCIATION,
as a Series 2000-1 APA Bank

By:	/s/ DAVID A. MANDELL
Name: David A. Mandell
Title: Managing Director

REGENCY ASSETS LIMITED,
as a Series 2000-1 Conduit Purchaser

By:	/s/ MICHAEL WHELAN
Name: Michael Whelan
Title: Director

[Second Amended and Restated Series 2000-1 Supplement Signature Page 5 of 6]

Acknowledged and Agreed as of the day and year first written above solely for purposes of Sections 2.10, 2.14, 7.04, 8.01(c), 8.02(e), 8.02(f), 8.02(j) and 8.02(k):

HUNTSMAN INTERNATIONAL LLC

By:	/s/ SEAN DOUGLAS
Name: Sean Douglas
Title: Vice President and Treasurer

[Second Amended and Restated Series 2000-1 Supplement Signature Page 6 of 6]

SCHEDULE I

Series 2000-1 Commitments

Part A.  Commitments and VFC Purchaser Groups

Funding Agent	Conduit Purchaser	Committed Purchaser	Committed Purchaser Commitment	Euro/Dollar/Sterling VFC Purchaser Groups
JPMorgan Chase Bank, N.A.	Chariot Funding LLC	JPMorgan Chase Bank, N.A.	$153,000,000	Euro VFC Purchaser Group/Dollar VFC Purchaser Group/Sterling VFC Purchaser Group
Wachovia Capital Markets, LLC	Variable Funding Capital Company, LLC	Wachovia Capital Markets, LLC	$153,000,000	Dollar VFC Purchaser Group
Barclays Bank Plc	Sheffield Receivables Corporation	Barclays Bank PLC	$125,000,000	Euro VFC Purchaser Group/Dollar VFC Purchaser Group/Sterling VFC Purchaser Group
HSBC Bank plc	Regency Assets Limited	HSBC Bank USA, National Association	$153,000,000	Euro VFC Purchaser Group/Dollar VFC Purchaser Group/Sterling VFC Purchaser Group

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SCHEDULE III

Series 2000-1 Definitions

“Account Currency Priority” shall mean, with respect to any designated type of Series 2000-1 Account, that funds shall be applied, distributed or paid from such designated Series 2000-1 Account, subject always to Sections 4A.01(c) and (d) of the Series 2000-1 Supplement, (a) so long as the Hedging Requirement is satisfied after giving effect to such application, distribution or payment is made, as between the relevant currencies in accordance with the instructions of the Master Servicer, and (b) if the Hedging Requirement is not satisfied:

(1) funds to be applied, distributed or paid in respect of an obligation denominated in U.S. Dollars, shall be transferred from the relevant Series 2000-1 Account in the following sequence:

(i)            first, from such designated Series 2000-1 Account as is denominated in U.S. Dollars;

(ii)           second, to the extent the funds applied, distributed or paid pursuant to clause (i) above are not sufficient fully to pay or satisfy the relevant obligation or purpose, from such designated Series 2000-1 Account as is denominated in Pound Sterling; and

(iii)          third, to the extent the funds applied, distributed or paid pursuant to clauses (i) and (ii) above are not sufficient fully to pay or satisfy the relevant obligation or purpose, from such designated Series 2000-1 Account as is denominated in Euro; and

(2) funds to be applied, distributed or paid in respect of an obligation denominated in Euro, shall be transferred from the relevant Series 2000-1 Account in the following sequence:

(i)            first, from such designated Series 2000-1 Account as is denominated in Euro;

(ii)           second, to the extent the funds applied, distributed or paid pursuant to clause (i) above are not sufficient fully to pay or satisfy the relevant obligation or purpose, from such designated Series 2000-1 Account as is denominated in Pound Sterling; and

(iii)          third, to the extent the funds applied, distributed or paid pursuant to clauses (i) and (ii) above are not sufficient fully to pay or satisfy the relevant obligation or purpose, from such designated Series 2000-1 Account as is denominated in U.S. Dollars;

(3) funds to be applied, distributed or paid in respect of an obligation denominated in Pounds Sterling, shall be transferred from the relevant Series 2000-1 Account in the following sequence:

(i)            first, from such designated Series 2000-1 Account as is denominated in Pounds Sterling;

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(ii)           second, to the extent the funds applied, distributed or paid pursuant to clause (i) above are not sufficient fully to pay or satisfy the relevant obligation or purpose, from such designated Series 2000-1 Account as is denominated in Pound Sterling; and

(iii)          third, to the extent the funds applied, distributed or paid pursuant to clauses (i) and (ii) above are not sufficient fully to pay or satisfy the relevant obligation or purpose, from such designated Series 2000-1 Account as is denominated in U.S. Dollars;

provided, however, that the Administrative Agent, at the direction of the Funding Agents representing 66-2/3% or more of the Series 2000-1 Invested Amount, may elect not to implement the above Account Currency Priority and instead direct payments in any priority and currency as it deems appropriate in order to maximize payments in respect of the Series 2000-1 Euro Invested Amount, the Series 2000-1 Sterling Invested Amount and the Series 2000-1 U.S. Dollar Invested Amount; provided that such application by the Administrative Agent, at the direction of the Funding Agents, shall be made on an equitable basis taking into account the outstanding Series 2000-1 Invested Amount in respect of each VFC Purchaser Group.

“Administrative Agent” shall mean JPMorgan Chase Bank, N.A. or any other administrative agent appointed on behalf of the Funding Agents, the Series 2000-1 Conduit Purchasers and the Series 2000-1 APA Banks, and its successors and assigns in such capacity.

“Allocated CP Rate” means, for any Series 2000-1 CP Rate Period with respect to a Series 2000-1 Conduit Purchaser, to the extent such Series 2000-1 Conduit Purchaser funds all or a portion of its interest in the Series 2000-1 VFC Certificates by the issuance by it or on its behalf of Commercial Paper notes, the per annum rate equivalent to, as determined by the related Funding Agent, (i) the aggregate discount applicable to or interest which shall accrue on all Commercial Paper notes issued by such Series 2000-1 Conduit Purchaser to enable such Series 2000-1 Conduit Purchaser to fund and maintain the funding of the purchase of Series 2000-1 VFC Certificates under the Series 2000-1 Supplement and having a term equivalent to the tenor of such the applicable Series 2000-1 CP Tranche, as sold by any placement agent or commercial paper dealer selected by such Series 2000-1 Conduit Purchaser, plus (ii) any and all applicable issuing and paying agent fees and commissions of placement agents and commercial paper dealers in respect of such Commercial Paper notes for such term, plus (iii) incremental carrying costs incurred with respect to Commercial Paper notes maturing on dates other than those on which corresponding funds are received by such Series 2000-1 Conduit Purchaser (including any Broken Funding Costs) plus (iv) costs associated with funding and maintaining currency hedge agreements (and which may also be allocated in part to the funding of other assets of Series 2000-1 Conduit Purchaser); provided, however, that if any component of any such rate is a discount rate, in calculating the “Allocated CP Rate” for such Series 2000-1 CP Rate Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

“APA Bank Aggregate Invested Amount” shall have the meaning assigned to it in the applicable Series 2000-1 Asset Purchase Agreement.

“APA Pro Rata Share” shall have the meaning assigned to the term “Pro rata Share” or “Percentage” in the applicable Series 2000-1 Asset Purchase Agreement.

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“Applicable Currency” shall mean, with respect to any Series 2000-1 Eurocurrency Tranche which relates to Series  2000-1 VFC Certificates:

(a)           denominated in U.S. Dollars, U.S. Dollars;

(b)           denominated in Euros, Euros; and

(c)           denominated in Pounds Sterling, Pounds Sterling.

“Applicable Liquidity Percentage” means: (a) with respect to any and all Series 2000-1 Purchasers in the Barclays VFC Purchaser Group, 1.00; and (b) with respect to any and all Series 2000-1 Purchasers in any other VFC Purchaser Group, 1.02.

“Barclays VFC Purchaser Group” shall mean the VFC Purchaser Group consisting of Barclays Bank PLC, as a Funding Agent, Sheffield Receivables Corporation, as a Series 2000-1 Conduit Purchaser (or any Eligible Assignee which enters into a Series 2000-1 Commitment Transfer Supplement with Sheffield) and Barclays Bank PLC, as a Series 2000-1 APA Bank.

“Broken Funding Costs” means, with respect to any Series 2000-1 CP Tranche which: (i) has been paid on a date other than the date on which it was scheduled to mature or (ii) is not prepaid or redeemed (in whole or in part) on the date specified or required in connection with any prepayment or redemption in accordance with the Series 2000-1 Supplement, an amount equal to the excess (if any) of (A) the CP Costs that would have accrued during the remainder of the Series 2000-1 CP Rate Period or the tranche periods for Commercial Paper notes determined by the related Funding Agent to relate to such Series 2000-1 CP Tranche subsequent to the date of such prepayment or redemption (or in respect of clause (ii) above, the date such prepayment or redemption was specified or required to occur) of such Series 2000-1 CP Tranche if such prepayment or redemption had not occurred or such prepayment or redemption had not been specified or required, over (B) the sum of (x) to the extent all or a portion of the funds attributable to such Series 2000-1 CP Tranche are allocated to another Purchaser Interest, the amount of CP Costs actually accrued during the remainder of such period on such new Purchaser Interest, and (y) to the extent the funds attributable to such Series 2000-1 CP Tranche are not allocated to another Purchaser Interest, the income (if any) actually received during the remainder of such period by the holder of such Purchaser Interest from investing the portion of the funds attributable to such Series 2000-1 CP Tranche not so allocated.

“Chariot” means Chariot Funding LLC, a Delaware limited liability company.

“Commercial Paper” shall mean, as the context requires, the short term promissory notes issued by or on behalf of any Series 2000-1 Conduit Purchaser in the United States or European commercial paper markets.

“Commitment Confirmation Date” shall mean each Series 2000-1 Increase Date, each Series 2000-1 Decrease Date, and any other Business Day upon which the Master Servicer provides instructions for the initiation of a new Series 2000-1 CP Tranche, Series 2000-1 Eurocurrency Tranche or Series 2000-1 Floating Rate Tranche (including instructions relating to any roll-over of an existing tranche); provided that if fourteen (14) calendar days have elapsed since any of the foregoing events has occurred, then a Commitment Confirmation Date shall be deemed to have occurred on such fourteenth (14th) day.

9

“Conduit Assignee” shall mean any special purpose vehicle issuing indebtedness in the commercial paper market that is administered by JPMorgan Chase Bank, N.A., Wachovia Capital Markets, LLC, Barclays Bank PLC or HSBC Bank plc or any other special purpose vehicle issuing indebtedness, in each case that meets the conditions set forth in Section 11.10 of the Series 2000-1 Supplement.

“Conduit Purchaser Insolvency Event” shall mean, with respect to any Series 2000-1 Conduit Purchaser, an event designated as a “Conduit Purchaser Insolvency Event” in the applicable Series 2000-1 Asset Purchase Agreement.

“Conduit Purchaser Interest” shall mean, with respect to any Series 2000-1 Conduit Purchaser on any date of determination, the Series 2000-1 U.S. Dollar Invested Amount, the Series 2000-1 Euro Invested Amount and/or the Series 2000-1 Sterling Invested Amount of such Series 2000-1 Conduit Purchaser less any amount therein transferred to its related Series 2000-1 APA Banks pursuant to Section 2.01 (or corresponding section) of applicable Series 2000-1 Asset Purchase Agreement.

“Conduit Purchaser Invested Amount” shall mean, with respect to any Series 2000-1 Conduit Purchaser, the amount designated as the “Conduit Purchaser Invested Amount” in the applicable Series 2000-1 Asset Purchase Agreement.

“Conduit Purchaser Termination Event” shall mean, with respect to any Series 2000-1 Conduit Purchaser, an event designated as a “Conduit Purchaser Termination Event” in the applicable Series 2000-1 Asset Purchase Agreement.

“CP Costs” means, for each Series 2000-1 CP Tranche, the sum of all amounts payable with respect to such Series 2000-1 CP Tranche determined by reference to the relevant Series 2000-1 CP Rate.

“CP Tranche Maturity Date” shall have the meaning assigned to such term in Section 2.14 of the Series 2000-1 Supplement.

“Dollar Only VFC Purchaser Group” shall mean any Dollar VFC Purchaser Group which is not also a Euro VFC Purchaser Group and a Sterling VFC Purchaser Group.

“Dollar VFC Purchaser Group” shall mean any VFC Purchaser Group which is designated in the Series 2000-1 Supplement or a Series 2000-1 Commitment Transfer Supplement as a “Dollar VFC Purchaser Group”.

“Eligible Assignee” shall mean the Series 2000-1 APA Banks, and with respect to any Series 2000-1 Purchaser, any Person that (A) is a Conduit Assignee or an existing Series 2000-1 APA Bank; or (B) (i) is a financial institution formed under the laws of any OECD Country; provided that such Person, if not a financial institution organized under the laws of the United States, is acting through a branch or agency located in the United States and (ii) has a short term debt rating of at least “A-1” from S&P, and “P-1” from Moody’s.

“Estimated Payoff Amount” shall have the meaning assigned to such term in Section 2.14 of the Series 2000-1 Supplement.

“Eurocurrency Rate” shall mean, with respect to any Series 2000-1 Eurocurrency Period, a rate per annum equal to:

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(a)                                  if the Applicable Currency is U.S. Dollars, the sum (rounded upwards, if necessary, to the next higher 1/16 of 1%) of (A) the rate obtained by dividing (i) the applicable LIBOR Rate by (ii) a percentage equal to 100% minus the reserve percentage used for determining the maximum reserve requirement as specified in Regulation D of the Board of Governors of the Federal Reserve System (including any marginal, emergency, supplemental, special or other reserves) that is applicable to a Series 2000-1 APA Bank or a Funding Agent during such Series 2000-1 Eurocurrency Period in respect of Eurocurrency or Eurodollar funding, lending or liabilities (or, if more than one percentage shall be so applicable, the daily average of such percentage for those days in such Series 2000-1 Eurocurrency Period during which any such percentage shall be applicable) plus (B) the then daily net annual assessment rate (rounded upwards, if necessary, to the nearest 1/16 of 1%) as estimated by the Funding Agent for determining the current annual assessment payable by such Series 2000-1 APA Bank or Funding Agent to the Federal Deposit Insurance Corporation in respect of Eurocurrency or Eurodollar funding, lending or liabilities;

(b)                                 if the Applicable Currency is Euros, the sum (rounded upwards, if necessary, to the next higher 1/16 of 1%) of the rate obtained by adding (A) the applicable LIBOR Rate plus (B) the applicable Mandatory Costs during such Series 2000-1 Eurocurrency Period; or

(c)                                  if the Applicable Currency is Pounds Sterling, the sum (rounded upwards, if necessary, to the next higher 1/16 of 1%) of the rate obtained by adding (A) the applicable LIBOR Rate plus (B) the applicable Mandatory Costs during such Series 2000-1 Eurocurrency Period.

“Euro VFC Purchaser Group” shall mean any VFC Purchaser Group which is designated in the Series 2000-1 Supplement or a Series 2000-1 Commitment Transfer Supplement as a “Euro VFC Purchaser Group”.

“Existing Series 2000-1 Supplement” shall have the meaning assigned to such term in the recitals to this Supplement.

“Existing Series 2000-1 VFC Certificate” shall mean the Series 2000-1 VFC Certificate executed and authenticated by the Trustee in accordance with the Existing Series 2000-1 Supplement.

“Existing Series 2000-1 VFC Certificateholders” shall mean Chariot and VFCC.

“Extension Notice” shall have the meaning assigned to such term in Section 2.14 of the Series 2000-1 Supplement.

“Fee Letter” shall mean the Fee Letter, dated as of the Series 2000-1 Issuance Date, among the Company, the Administrative Agent, the Funding Agents and the Series 2000-1 Conduit Purchasers.

“Funding Agent” shall mean, (a) with respect to the JPMorgan VFC Purchaser Group, JPMorgan Chase Bank, N.A., (b) with respect to the Wachovia VFC Purchaser Group, Wachovia Capital Markets, LLC, (c) with respect to the Barclays VFC Purchaser Group, Barclays Bank PLC and (d) with respect to the HSBC VFC Purchaser Group, HSBC Bank plc.  For the avoidance of doubt, with respect to the Series 2000-1, Funding Agents shall

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mean only JPMorgan Chase Bank, N.A., Wachovia Capital Markets, LLC, Barclays Bank PLC and HSBC Bank plc.

“Hedging Requirement” shall mean, with respect to any Distribution Date, after giving effect to relevant distributions, Receivables and Collections which, taken together with any Series 2000-1 FX Hedging Agreements then in effect, denominated in one currency are sufficient to support the Aggregate Target Receivables Amount in the same currency on such Distribution Date.

“Hexion Acquisition” shall have the meaning assigned to such term in Section 2.14 of the Series 2000-1 Supplement.

“Hexion Prepayment Amount” shall have the meaning assigned to such term in Section 2.14 of the Series 2000-1 Supplement.

“HSBC VFC Purchaser Group” shall mean the VFC Purchaser Group consisting of HSBC Bank plc, as a Funding Agent, Regency, as a Series 2000-1 Conduit Purchaser (or any Eligible Assignee which enters into a Series 2000-1 Commitment Transfer Supplement with Regency) and HSBC Bank USA, National Association, as a Series 2000-1 APA Bank.

“Huntsman International” shall mean Huntsman International LLC, a Delaware limited liability company.

“Indemnified Person” shall have the meaning assigned to such term in Section 2.14 of the Series 2000-1 Supplement.

“Initiation Notice” shall have the meaning assigned to such term in Section 2.14 of the Series 2000-1 Supplement.

“Initiation Period” shall have the meaning assigned to such term in Section 2.14 of the Series 2000-1 Supplement.

“Intercreditor Agreement” shall mean the Intercreditor Agreement, dated as of on or about the date hereof, by, among others, the Trustee, the Administrative Agent and Deutsche Bank AG, New York Branch in its capacities thereunder as “Bank Administrative Agent”, “Collateral Agent, “ and “Mortgagee”.

“JPMorgan VFC Purchaser Group” shall mean the VFC Purchaser Group consisting of JPMorgan Chase Bank, N.A. as a Funding Agent, Chariot, as a Series 2000-1 Conduit Purchaser (or any Eligible Assignee which enters into a Series 2000-1 Commitment Transfer Supplement with Chariot) and JPMorgan Chase Bank, N.A. as a Series 2000-1 APA Bank.

“LIBOR Rate” shall mean, with respect to any Series 2000-1 Eurocurrency Period, the rate at which deposits in the Applicable Currency are offered to the Funding Agent for the relevant VFC Purchaser Group in the London interbank market at approximately 11:00 a.m. London time two (2) Business Days before the first day of such Series 2000-1 Eurocurrency Period in an amount approximately equal to the Series 2000-1 Eurocurrency Tranche to which the Eurocurrency Rate is to apply and for a period of time approximately equal to the applicable Series 2000-1 Eurocurrency Period.

“Mandatory Costs” shall mean, if and so long as any Series 2000-1 Purchaser is required to comply with, reserve assets, liquidity, special deposit, cash margin or other requirements

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under the applicable rules or regulations of any monetary or other governmental authority (including the Bank of England, the Financial Services Authority of England, the European Central Bank or the European System of Central Banks) in respect of any Series 2000-1 Eurocurrency Tranche, the amount expressed as a percentage (rounded upwards, if necessary, to the next higher 1/16 of 1%) of the cost to such Series 2000-1 Purchaser of complying with such requirements in relation to such Series 2000-1 Eurocurrency Tranche.

“New 2008 Originator” shall mean any Originator added as an Approved Originator pursuant to Section 2.09 of the Pooling Agreement after the Series 2000-1 Issuance Date.

“Permitted Designated Line of Business Disposition” shall have the meaning assigned to such term in Annex X to the Pooling Agreement.

“Pooled Commercial Paper” shall mean, with respect to a Series 2000-1 Conduit Purchaser funding its interest in a Series 2000-1 CP Tranche through the issuance of Commercial Paper notes, Commercial Paper notes issued by (or on behalf of) such Series 2000-1 Conduit subject to any particular pooling arrangement by or applicable to such Series 2000-1 Conduit Purchaser, but excluding Commercial Paper notes issued by (or on behalf of) such Series 2000-1 Conduit Purchaser for a tenor and in an amount specifically requested by any Person in connection with any agreement effected by (or on behalf of) such Series 2000-1 Conduit Purchaser.

“Pooled CP Rate” shall mean, for each day during any Series 2000-1 CP Rate Period with respect to a Series 2000-1 Conduit Purchaser, to the extent such Series 2000-1 Conduit Purchaser funds all or a portion of its interest in the Notes by the issuance by it or on its behalf of Commercial Paper notes, the per annum rate equivalent to the sum as determined by the related Funding Agent (without duplication) of:  (i) discount or yield accrued on Pooled Commercial Paper on such day; plus (ii) any and all applicable issuing and paying agent fees and commissions of placement agents and commercial paper dealers, and issuing and paying agent fees incurred, in respect of such Pooled Commercial Paper for such day; plus (iii) other costs associated with funding small or odd-lot amounts with respect to all receivable purchase facilities which are funded by Pooled Commercial Paper for such day; minus (iv) any accrual of income net of expenses received on such day from investment of collections received under all receivable purchase facilities funded substantially with Pooled Commercial Paper; minus (v) any payment received on such day net of expenses in respect of Broken Funding Costs related to the prepayment of any interest of any purchase facilities or funding facilities funded by Series 2000-1 Conduit Purchaser substantially with Pooled Commercial Paper; plus (vi) costs associated with funding and maintaining currency hedge agreements related to the issuance of Pooled Commercial Paper; provided, however, that if any component of any such rate is a discount rate, in calculating the “Pooled CP Rate” for such Series 2000-1 CP Rate Period, the related Funding Agent shall for such component use the rate resulting from converting such discount rate to an interest bearing equivalent rate per annum.

“Potential Series 2000-1 Early Amortization Event” shall mean an event which, with the giving of notice and/or the lapse of time, would constitute a Series 2000-1 Early Amortization Event.

“Potential Series 2000-1 Optional Termination Date” shall have the meaning assigned to such term in Section 2.14 of the Series 2000-1 Supplement.

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“Purchased Percentage” shall have the meaning assigned to such term in a Series 2000-1 Commitment Transfer Supplement substantially in the form attached as Exhibit B to the Series 2000-1 Supplement.

“Purchase Documents” shall mean the Originator Daily Reports, offers or letters of offer, acceptances or notifications, quittances subrogatives or other instruments of transfer, evidence of entries in a current account, and any other similar documents or entries, in each case which are required by the terms of the respective Receivables Purchase Agreements to be delivered or to occur to give effect to the sale or other transfer of Receivables (or interests therein).

“Purchaser Interest” means, at any time with respect to Series 2000-1 Conduit Purchaser, the investment or other ownership interest acquired by such Series 2000-1 Conduit Purchaser and associated with the reinvestment of a designated amount of the principal of any Series 2000-1 VFC Certificate.

“Regency” shall mean Regency Assets Limited, a limited company incorporated under the laws of Ireland.

“Release Agreement” shall have the meaning assigned to such term in Section 2.14 of the Series 2000-1 Supplement.

“Renotification Date” shall have the meaning assigned to such term in Section 2.14 of the Series 2000-1 Supplement.

“Sale Notice” shall have the meaning assigned to such term in the applicable Series 2000-1 Asset Purchase Agreement.

“Series 2000-1” shall mean the Series of Investor Certificates and the Subordinated Company Interests, the Principal Terms of which are set forth in the Series 2000-1 Supplement.

“Series 2000-1 Accounts” shall have the meaning assigned in Section 3A.02(a) of the Series 2000-1 Supplement.

“Series 2000-1 Accrued Expense Adjustment” shall mean, for any Business Day in any Accrual Period, the amount (if any) which may be less than zero, equal to the difference between:

(a)                                  the entire amount of (i) the sum of all accrued and unpaid Series 2000-1 Daily U.S. Dollar Interest Expense, Series 2000-1 Daily Euro Interest Expense and Series 2000-1 Daily Sterling Interest Expense from the beginning of such Accrual Period to and including such Business Day, (ii) the Series 2000-1 Monthly Servicing Fee, (iii) the aggregate amount of all previously accrued and unpaid Series 2000-1 U.S. Dollar Monthly Interest, Series 2000-1 Euro Monthly Interest and Series 2000-1 Sterling Monthly Interest for prior Distribution Dates, (iv) the aggregate amount of all accrued and unpaid Series 2000-1 U.S. Dollar Additional Interest, Series 2000-1 Euro Additional Interest and Series 2000-1 Sterling Additional Interest and (v) all accrued Series 2000-1 Program Costs, in each case for such Accrual Period determined as of such day; and

(b)                                 the aggregate of the amounts transferred to the Series 2000-1 Non-Principal Concentration Subaccount on or before such day in respect of such Accrual Period

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pursuant to Section 3A.03(a)(i) and (ii) of the Series 2000-1 Supplement, before giving effect to any transfer made in respect of the Series 2000-1 Accrued Expense Adjustment on such day pursuant to the proviso to such Section.

“Series 2000-1 Accrued Expense Amount” shall mean, for each Business Day during an Accrual Period, the sum of:

(a)                                  in the case of each of the first ten (10) Business Days in the Accrual Period, one tenth of the Series 2000-1 Monthly Servicing Fee, (in the case of the foregoing clause (a), up to the amount thereof due and payable on the succeeding Distribution Date);

(b)                                 in the case of each Business Day of each Accrual Period, an amount equal to the amount of accrued and unpaid Series 2000-1 Daily U.S. Dollar Interest Expense, Series 2000-1 Daily Euro Interest Expense and Series 2000-1 Daily Sterling Interest Expense in respect of such day;

(c)                                  the aggregate amount of all previously accrued and unpaid Series 2000-1 U.S. Dollar Monthly Interest, Series 2000-1 Euro Monthly Interest and Series 2000-1 Sterling Monthly Interest for prior Distribution Dates;

(d)                                 the aggregate amount of all accrued and unpaid Series 2000-1 U.S. Dollar Additional Interest, Series 2000-1 Euro Additional Interest and Series 2000-1 Sterling Additional Interest; and

(e)                                  all Series 2000-1 Program Costs that have accrued since the preceding Business Day.

“Series 2000-1 Accrued Interest Subaccounts” shall have the meaning assigned in Section 3A.02(a)(iv) of the Series 2000-1 Supplement.

“Series 2000-1 Acquiring Purchaser” shall have the meaning assigned to such term in Section 11.10(b) of the Series 2000-1 Supplement.

“Series 2000-1 Acquisition Date” shall have the meaning assigned to such term in Section 7.01 of the Series 2000-1 Supplement.

“Series 2000-1 Adjusted Aggregate Commitment Amount” shall mean, with respect to any Business Day, the aggregate amount of the Series 2000-1 Adjusted Commitments of all Series 2000-1 APA Banks on such date, as reduced from time to time or terminated in their entirety pursuant to Section 2.08 of the Series 2000-1 Supplement.

“Series 2000-1 Adjusted Commitment” shall mean, as to any Series 2000-1 APA Bank and as of any date, its Series 2000-1 Commitment as of such date divided by the Applicable Liquidity Percentage.

“Series 2000-1 Adjusted Commitment Percentage” shall mean, as to any Series 2000-1 APA Bank and as of any date, the percentage equivalent of a fraction, the numerator of which is such Series 2000-1 APA Bank’s Series 2000-1 Adjusted Commitment as of such date and the denominator of which is the Series 2000-1 Adjusted Aggregate Commitment Amount as of such date.

 “Series 2000-1 Adjusted Invested Amount” shall mean, as of any date of determination, (i) the Series 2000-1 Invested Amount on such date, minus (ii) the amount on deposit in the

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Series 2000-1 Principal Concentration Subaccount on such date (up to a maximum of the Series 2000-1 Invested Amount).

“Series 2000-1 Aggregate Commitment Amount” shall mean, with respect to any Business Day, the aggregate amount of the Series 2000-1 Commitments of all Series 2000-1 APA Banks on such date, as reduced from time to time or terminated in their entirety pursuant to Section 2.08 of the Series 2000-1 Supplement.

“Series 2000-1 Aggregate Unpaids” shall mean, at any time, an amount equal to the sum of:

(a)                                  the Series 2000-1 Invested Amount;

(b)                                 the aggregate amount of all previously accrued and unpaid Series 2000-1 Monthly Interest for prior Distribution Dates;

(c)                                  the aggregate amount of all accrued and unpaid Series 2000-1 U.S. Dollar Additional Interest, Series 2000-1 Euro Additional Interest and Series 2000-1 Sterling Additional Interest;

(d)                                 any Series 2000-1 Commitment Fee payable to the Funding Agent for the benefit of the Series 2000-1 Purchasers; and

(e)                                  all other amounts owed (whether due or accrued) under the Transaction Documents by the Company or the Master Servicer to the Series 2000-1 Conduit Purchases, the Series 2000-1 APA Banks or the Funding Agents at such time.

“Series 2000-1 Allocable Charged Off Amount” shall mean, with respect to any Special Allocation Settlement Report Date, the “Allocable Charged Off Amount” (if any) that has been allocated to Series 2000-1.

“Series 2000-1 Allocable Recoveries Amount” shall mean, with respect to any Special Allocation Settlement Report Date, the “Allocable Recoveries Amount” (if any) that has been allocated to Series 2000-1.

“Series 2000-1 Allocated Receivables Amount” shall mean, on any date of determination, the lower of (i) the Series 2000-1 Target Receivables Amount on such day and (ii) the product of (x) the Aggregate Receivables Amount on such day multiplied by (y) the percentage equivalent of a fraction the numerator of which is the Series 2000-1 Target Receivables Amount on such day and the denominator of which is the Aggregate Target Receivables Amount on such day.

“Series 2000-1 Amortization Period” shall mean the period commencing on the Business Day following the Series 2000-1 Revolving Period and ending on the date when the Series 2000-1 Invested Amount shall have been reduced to zero and all accrued interest and other amounts owing on the Series 2000-1 VFC Certificates and to the Funding Agents and the Series 2000-1 Purchasers under the Transaction Documents shall have been paid.

“Series 2000-1 APA Bank” shall mean any APA Bank party to the Series 2000-1 Supplement and a Series 2000-1 Asset Purchase Agreement, including such APA Bank’s permitted successors or assigns.

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“Series 2000-1 Applicable Margin” shall mean, with respect to any Series 2000-1 Eurocurrency Tranche or Series 2000-1 Floating Tranche, 2.50% per annum.

“Series 2000-1 Article VII Costs” shall mean any amounts due pursuant to Article VII of the Series 2000-1 Supplement.

“Series 2000-1 Asset Purchase Agreement” shall mean each asset or liquidity purchase agreement or similar agreement entered into by and among a Series 2000-1 Conduit Purchaser, its related Funding Agent and the Series 2000-1 APA Banks in its VFC Purchaser Group from time to time party thereto and relating to the Trust, as the same from time to time may be amended, supplemented or otherwise modified and in effect.

“Series 2000-1 Available Pricing Amount” shall mean, on any Business Day, the sum of (i) the Series 2000-1 Unallocated Balance plus (ii) the Series 2000-1 Increase (if any) on such date.

“Series 2000-1 Benefited Purchaser” shall have the meaning assigned in Section 11.12(a) of the Series 2000-1 Supplement.

“Series 2000-1 Carrying Cost Reserve Ratio” shall mean, as of any Settlement Report Date and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) equal to (a) the product of (i) 2.0 times Days Sales Outstanding as of such day and (ii) 1.30 times the greater of (1) the ABR in effect as of such day plus the Series 2000-1 Applicable Margin and (2) the Eurocurrency Rate plus the Series 2000-1 Applicable Margin, each as in effect as of such day divided by (b) 365.

“Series 2000-1 Collections” shall mean, with respect to any Business Day, an amount equal to the product of (i) the Series 2000-1 Invested Percentage on such Business Day and (ii) Aggregate Daily Collections.

“Series 2000-1 Commitment” shall mean, as to any Series 2000-1 APA Bank, its obligation, denominated in U.S. Dollars, to purchase a Series 2000-1 VFC Certificate on the Series 2000-1 Issuance Date, to acquire all or part of a Series 2000-1 VFC Certificate Interest with respect to the Series 2000-1 Conduit Purchaser in its VFC Purchaser Group and to maintain and, subject to certain conditions, increase, its Series 2000-1 Purchaser Invested Amount plus any accrued and unpaid discount therefrom, in an aggregate amount, in each case, not to exceed at any one time outstanding the amount set forth opposite such Series 2000-1 APA Bank’s name on Schedule I of the Series 2000-1 Supplement or in its Series 2000-1 Commitment Transfer Supplement as such amount may be reduced from time to time pursuant to Section 2.08 of the Series 2000-1 Supplement; collectively, as to all Series 2000-1 APA Banks, the “Series 2000-1 Commitments”; provided that a Commitment may be drawn in Pounds Sterling or Euro to the extent such Series 2000-1 APA Bank is a member of a Sterling VFC Purchaser Group or Euro Purchaser Group..

“Series 2000-1 Commitment Percentage” shall mean, as to any Series 2000-1 APA Bank and as of any date, the percentage equivalent of a fraction, the numerator of which is such Series 2000-1 APA Bank’s Series 2000-1 Commitment as of such date and the denominator of which is the Series 2000-1 Aggregate Commitment Amount as of such date.

“Series 2000-1 Commitment Period” shall mean the period commencing on the Series 2000-1 Issuance Date and terminating on the Series 2000-1 Commitment Termination Date.

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“Series 2000-1 Commitment Reduction” shall have the meaning assigned to such term in Section 2.08(a) of the Series 2000-1 Supplement.

“Series 2000-1 Commitment Termination Date” shall mean the earliest to occur of (a) the date on which all amounts due and owing to the Series 2000-1 Conduit Purchasers and the Series 2000-1 APA Banks in respect of the Series 2000-1 VFC Certificates have been indefeasibly paid in full to the Series 2000-1 Conduit Purchasers and the Series 2000-1 APA Banks (as certified by each of the Funding Agents with respect to its VFC Purchaser Group), and the Series 2000-1 Aggregate Commitment Amount has been reduced to zero pursuant to Section 2.08 of the Series 2000-1 Supplement and the provisions of the applicable Series 2000-1 Asset Purchase Agreement and (b) the Series 2000-1 Scheduled Commitment Termination Date; it being understood and agreed that the relevant Series 2000-1 Commitment Amount of a Series 2000-1 APA Bank under the applicable Series 2000-1 Asset Purchase Agreements shall be reduced to zero on the date upon which the Series 2000-1 Aggregate Commitment is reduced to zero pursuant to Section 2.08 of the Series 2000-1 Supplement or, if later, the date upon which the relevant Series 2000-1 Conduit Purchaser has paid all Commercial Paper funding (or maintaing the funding) of such Series 2000-1 Conduit Purchaser’s Series 2000-1 Invested Amount; provided such Series 2000-1 Conduit Purchaser shall make such payments on the earliest day as is commercially reasonable.

“Series 2000-1 Commitment Transfer Supplement” shall mean a commitment transfer supplement substantially in the form of Exhibit B attached to the Series 2000-1 Supplement.

“Series 2000-1 Concentration Accounts” shall have the meaning assigned to such term in Section 3A.02(a)(i) of the Series 2000-1 Supplement.

“Series 2000-1 Conduit Purchaser” shall mean each of Chariot, Sheffield, VFCC and Regency, including their respective successors and assigns, but excluding the Series 2000-1 APA Banks as assignees pursuant to Section 2.06 of the Series 2000-1 Supplement.

“Series 2000-1 CP Rate” means, for any Series 2000-1 CP Rate Period with respect to a Series 2000-1 Conduit Purchaser, to the extent such Series 2000-1 Conduit Purchaser funds all or a portion of its interest in a Series 2000-1 CP Tranche by the issuance by it (or on its behalf) of Commercial Paper notes, the per annum rate equivalent to, as determined by the related Funding Agent, (a) the weighted average Pooled CP Rate for such Series 2000-1 CP Rate Period with respect to such Series 2000-1 Conduit Purchaser or (b) the weighted average Allocated CP Rate for such Series 2000-1 CP Rate Period with respect to such Series 2000-1 Conduit Purchaser, as applicable, in each case including (without duplication) costs associated with other borrowings by such Series 2000-1 Conduit Purchaser and any other costs associated with the issuance of Commercial Paper notes of or related to the issuance of Commercial Paper notes that are allocated, in whole or in part, by such Series 2000-1 Conduit Purchaser or the related Funding Agent to fund or maintain such interest (and which may also be allocated in part to the funding of other assets of such Series 2000-1 Conduit Purchaser).

“Series 2000-1 CP Rate Period” shall mean, with respect to any Series 2000-1 CP Tranche, an Accrual Period.

“Series 2000-1 CP Tranche” shall mean a portion of the Series 2000-1 Invested Amount for which the Series 2000-1 Monthly Interest is calculated by reference to a particular Series 2000-1 CP Rate and a particular Series 2000-1 CP Rate Period.

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“Series 2000-1 Currency Commitment Percentage” shall mean, as to any Series 2000-1 APA Bank in a VFC Purchaser Currency Group and as of any date, the percentage equivalent of a fraction, the numerator of which is such Series 2000-1 APA Bank’s Series 2000-1 Adjusted Commitment as of such date and the denominator of which is the aggregate of the Series 2000-1 APA Bank’s Series 2000-1 Adjusted Commitment Amount of all Series 2000-1 APA Banks in such VFC Purchaser Currency Group as of such date.

“Series 2000-1 Daily Euro Interest Deposit” shall mean, for any Business Day, an amount equal to (i) the amount of accrued and unpaid Series 2000-1 Daily Euro Interest Expense in respect of such day plus (ii) the aggregate amount of all previously accrued and unpaid Series 2000-1 Daily Euro Interest Expense that has not yet been deposited in a Series 2000-1 Accrued Interest Subaccount plus (iii) the aggregate amount of all accrued and unpaid Series 2000-1 Euro Additional Interest.

“Series 2000-1 Daily Euro Interest Expense” for any day in any Accrual Period, shall mean the sum of:

(a)                                  the product of (i) the portion of the Series 2000-1 Euro Invested Amount (calculated without regard to clauses (c)(iv) and (v) of the definition of Series 2000-1 Purchaser Euro Invested Amount) allocable to the Series 2000-1 Floating Tranche on such day divided by 365 and (ii) the ABR plus the Series 2000-1 Applicable Margin in effect on such day plus the accrued and unpaid Series 2000-1 Unused Fee in respect of such day;

(b)                                 the product of (i) the portion of the Series 2000-1 Euro Invested Amount (calculated without regard to clauses (c)(iv) and (v) of the definition of Series 2000-1 Purchaser Euro Invested Amount) allocable to Series 2000-1 Eurocurrency Tranches on such day divided by 360 and (ii) the Eurocurrency Rate plus the Series 2000-1 Applicable Margin on such day in effect with respect thereto plus the accrued and unpaid Series 2000-1 Unused Fee in respect of such day; and

(c)                                  the product of (i) the Series 2000-1 Euro Invested Amount (calculated without regard to clauses (c)(iv) and (v) of the definition of Series 2000-1 Purchaser Euro Invested Amount) allocable to Series 2000-1 CP Tranches on such day divided by 360 and (ii) the Series 2000-1 CP Rate plus the accrued and unpaid Series 2000-1 Unused Fee in respect of such day plus the accrued and unpaid Series 2000-1 Utilization Fee in respect of such day;

provided, however, that for the purposes of calculating Series 2000-1 Euro Monthly Interest, the “Series 2000-1 Daily Euro Interest Expense” for any day following the date of determination shall be based on the allocable portions of the Series 2000-1 Euro Invested Amount, the ABR, Eurocurrency Rate, the Series 2000-1 CP Rate and the applicable Series 2000-1 Applicable Margin and the Series 2000-1 Utilization Fee Rate, as of or in effect on such date of determination; provided, further, that for any such day during the continuation of a Series 2000-1 Early Amortization Period, the “Series 2000-1 Daily Euro Interest Expense” for such day shall be equal to the greater of (i) the sum of the amounts calculated pursuant to clauses (a), (b) and (c) above and (ii) the product of (x) the Series 2000-1 Euro Invested Amount on such day divided by 365 and (y) (A) the ABR in effect on such day plus 3.50% per annum or (B) the Series 2000-1 CP Rate plus 3.50% per annum, as applicable.

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“Series 2000-1 Daily Sterling Interest Deposit” shall mean, for any Business Day, an amount equal to (i) the amount of accrued and unpaid Series 2000-1 Daily Sterling Interest Expense in respect of such day plus (ii) the aggregate amount of all previously accrued and unpaid Series 2000-1 Daily Sterling Interest Expense that has not yet been deposited in a Series 2000-1 Accrued Interest Subaccount plus (iii) the aggregate amount of all accrued and unpaid Series 2000-1 Sterling Additional Interest.

“Series 2000-1 Daily Sterling Interest Expense” for any day in any Accrual Period, shall mean the sum of:

(a)                                  the product of (i) the portion of the Series 2000-1 Sterling Invested Amount (calculated without regard to clauses (c)(iv) and (v) of the definition of Series 2000-1 Purchaser Sterling Invested Amount) allocable to the Series 2000-1 Floating Tranche on such day divided by 365 and (ii) the ABR plus the Series 2000-1 Applicable Margin in effect on such day plus the accrued and unpaid Series 2000-1 Unused Fee in respect of such day;

(b)                                 the product of (i) the portion of the Series 2000-1 Sterling Invested Amount (calculated without regard to clauses (c)(iv) and (v) of the definition of Series 2000-1 Purchaser Sterling Invested Amount) allocable to Series 2000-1 Eurocurrency Tranches on such day divided by 365 and (ii) the Eurocurrency Rate plus the Series 2000-1 Applicable Margin on such day in effect with respect thereto plus the accrued and unpaid Series 2000-1 Unused Fee in respect of such day; and

(c)                                  the product of (i) the Series 2000-1 Sterling Invested Amount (calculated without regard to clauses (c)(iv) and (v) of the definition of Series 2000-1 Purchaser Sterling Invested Amount) allocable to Series 2000-1 CP Tranches on such day divided by 365 and (ii) the Series 2000-1 CP Rate plus the accrued and unpaid Series 2000-1 Unused Fee in respect of such day plus the accrued and unpaid Series 2000-1 Utilization Fee in respect of such day;

provided, however, that for the purposes of calculating Series 2000-1 Sterling Monthly Interest, the “Series 2000-1 Daily Sterling Interest Expense” for any day following the date of determination shall be based on the allocable portions of the Series 2000-1 Sterling Invested Amount, the ABR, Eurocurrency Rate, the Series 2000-1 CP Rate and the applicable Series 2000-1 Applicable Margin and the Series 2000-1 Utilization Fee Rate, as of or in effect on such date of determination; provided, further, that for any such day during the continuation of a Series 2000-1 Early Amortization Period, the “Series 2000-1 Daily Sterling Interest Expense” for such day shall be equal to the greater of (i) the sum of the amounts calculated pursuant to clauses (a), (b) and (c) above and (ii) the product of (x) the Series 2000-1 Sterling Invested Amount on such day divided by 365 and (y) (A) the ABR in effect on such day plus 3.50% per annum or (B) the Series 2000-1 CP Rate plus 3.50% per annum.

“Series 2000-1 Daily U.S. Dollar Interest Deposit” shall mean, for any Business Day, an amount equal to (i) the amount of accrued and unpaid Series 2000-1 Daily U.S. Dollar Interest Expense in respect of such day plus (ii) the aggregate amount of all previously accrued and unpaid Series 2000-1 Daily U.S. Dollar Interest Expense that has not yet been deposited in a Series 2000-1 Accrued Interest Subaccount plus (iii) the aggregate amount of all accrued and unpaid Series 2000-1 U.S. Dollar Additional Interest.

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“Series 2000-1 Daily U.S. Dollar Interest Expense” for any day in any Accrual Period, shall mean the sum of:

(a)                                  the product of (i) the portion of the Series 2000-1 U.S. Dollar Invested Amount (calculated without regard to clauses (c)(iv) and (v) of the definition of Series 2000-1 Purchaser U.S. Dollar Invested Amount) allocable to the Series 2000-1 Floating Tranche on such day divided by 365 and (ii) the ABR plus the Series 2000-1 Applicable Margin in effect on such day plus the accrued and unpaid Series 2000-1 Unused Fee in respect of such day;

(b)                                 the product of (i) the portion of the Series 2000-1 U.S. Dollar Invested Amount (calculated without regard to clauses (c)(iv) and (v) of the definition of Series 2000-1 Purchaser U.S. Dollar Invested Amount) allocable to Series 2000-1 Eurocurrency Tranches on such day divided by 360 and (ii) the Eurocurrency Rate plus the Series 2000-1 Applicable Margin on such day in effect with respect thereto plus the accrued and unpaid Series 2000-1 Unused Fee in respect of such day; and

(c)                                  the product of (i) the Series 2000-1 U.S. Dollar Invested Amount (calculated without regard to clauses (c)(iv) and (v) of the definition of Series 2000-1 Purchaser U.S. Dollar Invested Amount) allocable to Series 2000-1 CP Tranches on such day divided by 360 and (ii) the Series 2000-1 CP Rate plus the accrued and unpaid Series 2000-1 Unused Fee in respect of such day plus the accrued and unpaid Series 2000-1 Utilization Fee in respect of such day;

provided, however, that for the purposes of calculating Series 2000-1 U.S. Dollar Monthly Interest, the “Series 2000-1 Daily U.S. Dollar Interest Expense” for any day following the date of determination shall be based on the allocable portions of the Series 2000-1 U.S. Dollar Invested Amount, the ABR, Eurocurrency Rate, the Series 2000-1 CP Rate and the applicable Series 2000-1 Applicable Margin and the Series 2000-1 Utilization Fee Rate, as of or in effect on such date of determination; provided, further, that for any such day during the continuation of a Series 2000-1 Early Amortization Period, the “Series 2000-1 Daily U.S. Dollar Interest Expense” for such day shall be equal to the greater of (i) the sum of the amounts calculated pursuant to clauses (a), (b) and (c) above and (ii) the product of (x) the Series 2000-1 U.S. Dollar Invested Amount on such day divided by 365 and (y) (A) the ABR in effect on such day plus 3.50% per annum or (B) the Series 2000-1 CP Rate plus 3.50% per annum.

“Series 2000-1 Decrease” shall have the meaning assigned to such term in Section 2.07(a) of the Series 2000-1 Supplement.

“Series 2000-1 Defaulting APA Bank” shall have the meaning assigned to such term in Section 2.06(c) of the Series 2000-1 Supplement or to the term “Defaulting APA Bank” or “Defaulting Investor” in the applicable Series 2000-1 Asset Purchase Agreement.

“Series 2000-1 Dilution Reserve Ratio” shall mean, as of any Settlement Report Date, and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated for the Series 2000-1 U.S. Dollar VFC Certificate and the Series 2000-1 Euro VFC Certificate, as the case may be, as follows:

21

DRR = [(c * d) + [(e - d) * (e / d)]] * f

where:

DRR = Series 2000-1 Dilution Reserve Ratio;

c =                                with respect to each of the Series 2000-1 U.S. Dollar VFC Certificate, the Series 2000-1 Euro VFC Certificate and the Series 2000-1 Sterling VFC Certificate, 2.50;

d  =                            the twelve month rolling average of the Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending immediately prior to such earlier Settlement Report Date;

e  =                             the highest Dilution Ratio that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date; and

f  =                               the Dilution Period.

“Series 2000-1 Early Amortization Date Balance” shall have the meaning assigned to the term “Termination Date Balance” in the applicable Series 2000-1 Asset Purchase Agreement.

“Series 2000-1 Early Amortization Event” shall have the meanings assigned to such term in Section 5.01 of the Series 2000-1 Supplement.

“Series 2000-1 Early Amortization Period” shall have the meanings assigned to such term in Section 5.01 of the Series 2000-1 Supplement.

“Series 2000-1 Euro Accrued Interest Subaccount” shall have the meaning assigned to such term in Section 3A.02(a)(iv) of the Series 2000-1 Supplement.

“Series 2000-1 Euro Additional Interest” shall have the meaning assigned to such term in Section 3A.04(b)(ii) of the Series 2000-1 Supplement.

“Series 2000-1 Euro Certificate Rate” shall mean, on any date of determination, the average (weighted based on the respective outstanding amounts of each Series 2000-1 Floating Tranche, each Series 2000-1 CP Tranche and each Series 2000-1 Eurocurrency Tranche) of the ABR, the Series 2000-1 CP Rate and Eurocurrency Rate in effect on such day plus, in the case of the ABR and the Eurocurrency Rate, the applicable Series 2000-1 Applicable Margin and in the case of the Series 2000-1 CP Rate, the Series 2000-1 Utilization Fee Rate in respect of the Series 2000-1 Euro VFC Certificate.

“Series 2000-1 Euro Concentration Account” shall have the meaning assigned to such term in Section 3A.02(a)(i) of the Series 2000-1 Supplement.

“Series 2006-1 Euro Interest Shortfall” shall have the meaning assigned to such term in Section 3.04(b)(ii) of this Supplement.

“Series 2000-1 Euro Invested Amount” shall mean, on any date of determination, the aggregate sum of the Series 2000-1 Purchaser Euro Invested Amount for each Series 2000-1 Purchaser on such date.

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“Series 2000-1 Euro Monthly Interest” shall mean, with respect to any Accrual Period, the sum of the Series 2000-1 Daily Euro Interest Expense for each day in such Accrual Period.

“Series 2000-1 Euro Monthly Interest Distribution” shall have the meaning assigned to such term in Section 3A.04(a)(i)(2) of the Series 2000-1 Supplement.

“Series 2000-1 Euro Monthly Interest Payment” shall have the meaning assigned to such term in Section 3A.06(a)(x) of the Series 2000-1 Supplement.

“Series 2000-1 Euro Monthly Principal Payment” shall have the meaning assigned to such term in Section 3A.05(a) of the Series 2000-1 Supplement.

“Series 2000-1 Euro Non-Principal Concentration Subaccount” shall mean the account established by the Trustee pursuant to Section 3A.02(a)(iii) of the Supplement.

“Series 2000-1 Euro Principal Concentration Subaccount” shall have the meaning assigned to such term in Section 3A.02(a)(ii) of the Series 2000-1 Supplement.

“Series 2000-1 Euro VFC Certificate” shall mean the Series 2000-1 Euro VFC Certificate executed and authenticated by the Trustee, substantially in the form of Exhibit A-2 attached to the Series 2000-1 Supplement.

“Series 2000-1 Euro VFC Certificateholder” shall mean the registered holder of a Series 2000-1 Euro VFC Certificate.

“Series 2000-1 Eurocurrency Period” shall mean, with respect to the applicable VFC Purchaser Group and any Series 2000-1 Eurocurrency Tranche:

(a)           initially, following a Conduit Purchaser Termination Event with respect to the related Series 2000-1 Conduit Purchaser or any other Series 2000-1 Purchase with respect to the related Series 2000-1 Conduit Purchaser, the period commencing on such Conduit Purchaser Termination Event with respect to the related Series 2000-1 Conduit Purchaser or any other Series 2000-1 Purchase with respect to the related Series 2000-1 Conduit Purchaser and ending one month thereafter; and

(b)           thereafter, each period commencing on the last day of the immediately preceding Series 2000-1 Eurocurrency Period applicable to such Series 2000-1 Eurocurrency Tranche and ending one month thereafter;

provided that, all of the foregoing provisions relating to Series 2000-1 Eurocurrency Periods are subject to the following:

(1)           if any Series 2000-1 Eurocurrency Period would otherwise end on a day that is not a Business Day, such Series 2000-1 Eurocurrency Period shall be extended to the next succeeding Business Day unless the result of such extension would be to carry such Series 2000-1 Eurocurrency Period into another calendar month in which event such Series 2000-1 Eurocurrency Period shall end on the immediately preceding Business Day;

(2)           any Series 2000-1 Eurocurrency Period that would otherwise extend beyond the Series 2000-1 Revolving Period shall end on the last day of the Series 2000-1 Revolving Period; and

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(3)           any Series 2000-1 Eurocurrency Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Series 2000-1 Eurocurrency Period) shall end on the last Business Day of a calendar month.

“Series 2000-1 Eurocurrency Tranche” shall mean, with respect to an applicable VFC Purchaser Group, a portion of the Series 2000-1 Invested Amount with respect to an applicable VFC Purchaser Group and an Applicable Currency, for which the Series 2000-1 Monthly Interest is calculated by reference to the Eurocurrency Rate determined by reference to a particular Series 2000-1 Eurocurrency Period.

“Series 2000-1 Excluded Taxes” shall have the meaning assigned to such term in Section 7.03(a) of the Series 2000-1 Supplement.

“Series 2000-1 Finance Parties” shall have the meaning assigned to such term in Section 2.14 of the Series 2000-1 Supplement.

“Series 2000-1 Floating Tranche” shall mean, with respect to an applicable VFC Purchaser Group, on or after a Conduit Purchaser Termination Event with respect to the related Series 2000-1 Conduit Purchaser or any other Series 2000-1 Purchase with respect to the related Series 2000-1 Conduit Purchaser, that portion of the Series 2000-1 Invested Amount with respect to such VFC Purchaser Group not allocated to a Series 2000-1 Eurocurrency Tranche for which the Series 2000-1 Monthly Interest is calculated by reference to the ABR.

“Series 2000-1 FX Forward Transaction” shall mean a transaction pursuant to a Series 2000-1 FX Hedging Agreement between the Trustee and a FX Counterparty whereby the Trustee agrees to sell at a certain date, a certain amount of any U.S. Dollars, Pounds Sterling or Euros at the Forward Rate and the FX Counterparty agrees to deliver U.S. Dollars, Euros or Pounds Sterling on such date, and whereby the maturity date of each Series 2000-1 FX Forward Transaction will be determined in accordance with the definition of FX Forward Transaction or Section 8.02(h)(iv) of the Series 2000-1 Supplement; provided further that if, the Series 2000-1 Invested Amount has not been reduced to zero at the Series 2000-1 Scheduled Maturity Date, the Trustee will enter into the last set of Series 2000-1 FX Forward Transactions which will mature on the Business Day immediately preceding the Series 2000-1 Final Maturity Date. For purposes of the FX Hedging Policy maturity dates with respect to FX Forward Transactions will be determined on the basis of this definition.

“Series 2000-1 FX Hedging Agreement” shall mean a currency hedge agreement (including any Series 2000-1 FX Forward Transactions thereunder) pursuant to a 1992 International Swaps and Derivatives Association Master Agreement between the Trustee and a FX Counterparty.

“Series 2000-1 Increase” shall have the meaning assigned to such term in Section 2.05(a) of the Series 2000-1 Supplement.

“Series 2000-1 Increase Amount” shall have the meaning assigned to such term in Section 2.05(a) of the Series 2000-1 Supplement.

“Series 2000-1 Increase Date” shall have the meaning assigned to such term in Section 2.05(a) of the Series 2000-1 Supplement.

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“Series 2000-1 Indemnified Amounts” shall have the meaning assigned to such term in Section 2.10(a) of the Series 2000-1 Supplement.

“Series 2000-1 Indemnified Parties” shall have the meaning assigned to such term in Section 2.10(a) of the Series 2000-1 Supplement.

“Series 2000-1 Initial Euro Invested Amount” shall mean €197,000,000.

“Series 2000-1 Initial Invested Amount” shall mean the sum of the Series 2000-1 Initial U.S. Dollar Invested Amount, the Series 2000-1 Initial Euro Invested Amount and the Series 2000-1 Initial Sterling Invested Amount.

“Series 2000-1 Initial Sterling Invested Amount” shall mean £0.

“Series 2000-1 Initial U.S. Dollar Invested Amount” shall mean $212,000,000.

“Series 2000-1 Initial Subordinated Interest Amount” shall mean the Series 2000-1 Subordinated Interest Amount on the Series 2000-1 Issuance Date.

“Series 2000-1 Invested Amount” shall mean, on any date of determination, together the Series 2000-1 U.S. Dollar Invested Amount, the Series 2000-1 Euro Invested Amount and the Series 2000-1 Sterling Invested Amount.

“Series 2000-1 Invested Percentage” shall mean, with respect to any Business Day:

(a)                                  during the Series 2000-1 Revolving Period, the percentage equivalent of a fraction, the numerator of which is the Series 2000-1 Allocated Receivables Amount as of the end of the immediately preceding Business Day and the denominator of which is the greater of (A) the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined; and

(b)                                 during the Series 2000-1 Amortization Period, the percentage equivalent of a fraction, the numerator of which is the Series 2000-1 Allocated Receivables Amount as of the end of the last Business Day of the Series 2000-1 Revolving Period (provided that if during the Series 2000-1 Amortization Period, the amortization periods of all other Outstanding Series which were outstanding prior to the commencement of the Series 2000-1 Amortization Period commence, then, from and after the date the last of such series commences its Amortization Period, the numerator shall be the Series 2000-1 Allocated Receivables Amount as of the end of the Business Day preceding such date) and the denominator of which is the greater of (A) the Aggregate Receivables Amount as of the end of the immediately preceding Business Day and (B) the sum of the numerators used to calculate the Invested Percentage for all Outstanding Series on the Business Day for which such percentage is determined.

“Series 2000-1 Issuance Date” shall mean November 18, 2008.

“Series 2000-1 Loss Amount”, with respect to any VFC Purchaser Group, shall have the meaning assigned to the term “Loss Amount” in the applicable Series 2000-1 Asset Purchase Agreement.

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“Series 2000-1 Loss Reserve Ratio” shall mean, on any Settlement Report Date, and continuing until (but not including) the next Settlement Report Date, an amount (expressed as a percentage) that is calculated for the Series 2000-1 U.S. Dollar VFC Certificate, the Series 2000-1 Euro VFC Certificate and the Series 2000-1 Sterling VFC Certificate, as the case may be, as follows:

LRR = [(a * b)/c] * d * e

where:

LRR = Series 2000-1 Loss Reserve Ratio;

a  =                             the aggregate Principal Amount of Receivables contributed by Huntsman International to the Company (and in which a Participation and a security interest has been granted by the Company to the Trust) during the three Settlement Periods immediately preceding such earlier Settlement Report Date;

b  =                            the highest three month rolling average of the Aged Receivables Ratio that occurred during the period of twelve consecutive Settlement Periods ending prior to such earlier Settlement Report Date;

c  =                             the Aggregate Receivables Amount as of the last day of the Settlement Period immediately preceding such earlier Settlement Report Date;

d =                               with respect to each of the Series 2000-1 U.S. Dollar VFC Certificate, the Series 2000-1 Euro VFC Certificate and the Series 2000-1 Sterling VFC Certificate, 2.50; and

e =                                Payment Terms Factor.

“Series 2000-1 Majority Purchasers” shall mean (i) on any day prior to the occurrence of a Conduit Purchaser Termination Event, the Series 2000-1 Conduit Purchasers and the Series 2000-1 APA Banks having, in the aggregate, more than 50.0% of the Series 2000-1 Aggregate Commitment Amount and (ii) on or after the occurrence of a Conduit Purchaser Termination Event, the Series 2000-1 APA Banks having, in the aggregate, more than 50.0% of the Series 2000-1 Aggregate Commitment Amount.

“Series 2000-1 Maximum Invested Amount” shall mean, on any day, the lesser of (a) the Series 2000-1 Adjusted Aggregate Commitment Amount as of such day and (b) (x) the product of the Series 2000-1 Invested Percentage at such time multiplied by the Aggregate Receivables Amount as of such day minus (y) the Series 2000-1 Required Subordinated Amount as of such day.

“Series 2000-1 Monthly Interest” shall mean, together, the Series 2000-1 U.S. Dollar Monthly Interest, the Series 2000-1 Euro Monthly Interest and the Series 2000-1 Sterling Monthly Interest.

“Series 2000-1 Monthly Servicing Fee” shall have the meaning assigned to such term in Section 6.01 of the Series 2000-1 Supplement.

26

“Series 2000-1 Non-Defaulting APA Bank” shall have the meaning assigned to such term in Section 2.06(c) of the Series 2000-1 Supplement or to the term “Non-Defaulting APA Bank” or “Non-Defaulting Investor” in the applicable Series 2000-1 Asset Purchase Agreement.

“Series 2000-1 Non-Excluded Taxes” shall have the meaning assigned to such term in Section 7.03(a) of the Series 2000-1 Supplement.

“Series 2000-1 Non-Principal Concentration Subaccounts” shall mean each of the accounts designated as such and established by the Trustee pursuant to Section 3A.02(a)(ii) of the Series 2000-1 Supplement.

“Series 2000-1 Optional Termination Date” shall have the meaning assigned to such term in Section 2.14 of the Series 2000-1 Supplement.

“Series 2000-1 Optional Termination Final Distribution Date” shall have the meaning assigned to such term in Section 2.14 of the Series 2000-1 Supplement.

“Series 2000-1 Optional Termination Notice” shall have the meaning assigned to such term in Section 2.14 of the Series 2000-1 Supplement.

“Series 2000-1 Other Taxes” shall have the meaning assigned to such term in Section 7.03(a) of the Series 2000-1 Supplement.

“Series 2000-1 Participants” shall have the meaning assigned in Section 11.10(f) of the Series 2000-1 Supplement.

“Series 2000-1 Pay-Off Amounts” shall have the meaning assigned to such term in Section 2.14 of the Series 2000-1 Supplement.

“Series 2000-1 Percentage Factor” shall mean the fraction, expressed as a percentage, computed on any date of determination as follows:  (i) the Series 2000-1 Target Receivables Amount on such date, divided by (ii) the Series 2000-1 Allocated Receivables Amount plus any funds on deposit in the subaccount for the General Reserve Account relating to Series 2000-1.  The Series 2000-1 Percentage Factor shall be calculated by the Master Servicer on the Series 2000-1 Issuance Date.  Thereafter, until the Series 2000-1 Termination Date, the Master Servicer shall recompute the Series 2000-1 Percentage Factor as of the close of business on each Business Day and report such recomputations to the Administrative Agent and the Funding Agents in the Daily Report, Monthly Settlement Report and as otherwise requested by the Administrative Agent or either Funding Agent.  The Series 2000-1 Percentage Factor shall remain constant from the time as of which any such computation or recomputation is made until the time as of which the next such recomputation shall be made, notwithstanding any additional Receivables arising or any Series 2000-1 Increase or Series 2000-1 Decrease during any period between computations of the Series 2000-1 Percentage Factor.  The Series 2000-1 Percentage Factor shall remain constant at 100% at all times on and after the date upon which the Series 2000-1 Amortization Period commences until such time as the respective Funding Agents, on behalf of the Series 2000-1 Conduit Purchasers and the Series 2000-1 APA Banks in its VFC Purchaser Group, shall have received the Series 2000-1 Aggregate Unpaids in cash.

“Series 2000-1 Pound Sterling Accrued Interest Subaccount” shall have the meaning assigned to such term in Section 3A.02(a)(iv) of the Series 2000-1 Supplement.

27

“Series 2000-1 Pound Sterling Concentration Account” shall mean the account established by the Trustee pursuant to Section 3A.02(a)(i) of the Supplement.

“Series 2000-1 Pound Sterling Non-Principal Concentration Subaccount” shall mean the account established by the Trustee pursuant to Section 3A.02(a)(iii) of the Supplement.

“Series 2000-1 Pound Sterling Principal Concentration Subaccount” shall mean the account established by the Trustee pursuant to Section 3A.02(a)(ii) of the Supplement.

“Series 2000-1 Principal Concentration Subaccounts” shall mean each of the accounts designated as such and established by the Trustee pursuant to Section 3A.02(a)(ii) of the Series 2000-1 Supplement.

“Series 2000-1 Program Costs” shall mean, for any Business Day, the sum of:

(a)                                  all expenses, indemnities and other amounts due and payable to the Series 2000-1 Purchasers and the Funding Agent under the Pooling Agreement or the Series 2000-1 Supplement (including any Series 2000-1 Article VII Costs);

(b)                                 the product of (i) all unpaid fees and expenses due and payable to counsel to, and independent auditors of, the Company (other than fees and expenses payable on or in connection with the closing of the issuance of the Series 2000-1 VFC Certificate) and (ii) a fraction, the numerator of which is the Series 2000-1 Aggregate Commitment Amount on such Business Day, and the denominator of which is the sum of (x) the Invested Amount on such Business Day for all Series then Outstanding (excluding Series 2000-1), and (y) the Series 2000-1 Aggregate Commitment Amount on such Business Day; and

(c)                                  all unpaid fees and expenses due and payable to the Series 2000-1 Rating Agencies by the Company and any Series 2000-1 Purchaser.

“Series 2000-1 Purchase” shall mean any assignment by any Series 2000-1 Conduit Purchaser to the Series 2000-1 APA Banks in its VFC Purchaser Group of all or a portion of such Series 2000-1 Conduit Purchaser’s right, title and interest in and to its Series 2000-1 Purchaser Invested Amount pursuant to the applicable Series 2000-1 Asset Purchase Agreement and Section 2.06 of the Series 2000-1 Supplement.

“Series 2000-1 Purchase Amount” shall have the meaning assigned to such term in the applicable Series 2000-1 Asset Purchase Agreement.

“Series 2000-1 Purchase Date” shall have the meaning assigned to such term in the applicable Series 2000-1 Asset Purchase Agreement.

“Series 2000-1 Purchase Percentage” shall have the meaning assigned to such term in the applicable Series 2000-1 Asset Purchase Agreement.

“Series 2000-1 Purchase Price” shall have the meaning assigned to such term in the applicable Series 2000-1 Asset Purchase Agreement.

“Series 2000-1 Purchaser” shall mean, prior to a Conduit Purchaser Termination Event with respect to a Series 2000-1 Conduit Purchaser, such Series 2000-1 Conduit Purchaser and each Series 2000-1 Acquiring Purchaser, and on and after a Conduit Purchaser Termination Event

28

with respect to a Series 2000-1 Conduit Purchaser or a Series 2000-1 Purchase with respect to a Series 2000-1 Conduit Purchaser, the Series 2000-1 APA Banks in its VFC Purchaser Group and each Series 2000-1 Acquiring Purchaser with respect to such VFC Purchaser Group.

“Series 2000-1 Purchaser Euro Invested Amount” shall mean:

(a)                                  with respect to a Series 2000-1 Conduit Purchaser on the Series 2000-1 Issuance Date, an amount equal to the relevant VFC Purchaser Group’s VFC Currency Pro Rata Share of the Series 2000-1 Initial Euro Invested Amount;

(b)                                 if a Series 2000-1 Conduit Purchaser does not fund any or all of the Series 2000-1 Initial Euro Invested Amount on such Series 2000-1 Issuance Date (x) with respect to such Series 2000-1 Conduit Purchaser, the Series 2000-1 Initial Euro Invested Amount so funded by such Series 2000-1 Conduit Purchaser and (y) with respect to the related Series 2000-1 APA Banks an amount equal to such Series 2000-1 APA Bank’s Series 2000-1 Currency Commitment Percentage of the Series 2000-1 Initial Euro Invested Amount so funded by such Series 2000-1 APA Bank;

(c)                                  with respect to any date of determination after the Series 2000-1 Issuance Date, an amount equal to:

(i)

the Series 2000-1 Initial Euro Invested Amount allocable to the Series 2000-1 VFC Certificate Interest of such Series 2000-1 Purchaser on the immediately preceding Business Day, (or, with respect to the day as of which such Series 2000-1 Purchaser becomes a Series 2000-1 Purchaser, whether pursuant to Section 2.06 of the Series 2000-1 Supplement, by executing a counterpart of the Series 2000-1 Supplement, a Series 2000-1 Commitment Transfer Supplement or otherwise, the portion of the transferor’s Series 2000-1 Purchaser Euro Invested Amount being purchased), plus

(ii)

the amount of its VFC Currency Pro Rata Share of any Series 2000-1 Increase Amount allocated to such Series 2000-1 Purchaser’s Series 2000-1 Euro VFC Certificate pursuant to Section 2.05 of the Series 2000-1 Supplement made on such day, minus

(iii)

the amount of any distributions received and applied to such Series 2000-1 Purchaser’s Series 2000-1 Euro VFC Certificate pursuant to Section 2.07 or Section 3A.06(c)(ii) of the Series 2000-1 Supplement on such day, minus

(iv)

the aggregate Series 2000-1 Allocable Charged-Off Amount allocated to such Series 2000-1 Purchaser’s Series 2000-1 Euro VFC Certificate on or prior to such date pursuant to Section 3A.05(b)(ii) of the Series 2000-1 Supplement, plus

(v)

the aggregate Series 2000-1 Allocable Recoveries Amount allocated to such Series 2000-1 Purchaser’s Series 2000-1 Euro VFC Certificate on or prior to such date pursuant to Section 3A.05(c)(i) of the Series 2000-1 Supplement.

29

(d)                                 For purposes of determining the Dollar equivalent of the Series 2000-1 Purchaser Euro Invested Amount, the Series 2000-1 Purchaser Euro Invested Amount shall be converted to U.S. Dollars at the Spot Rate.

“Series 2000-1 Purchaser Invested Amount” shall mean, the Series 2000-1 Purchaser U.S. Dollar Invested Amount, the Series 2000-1 Purchaser Euro Invested Amount and the Series 2000-1 Purchaser Sterling Invested Amount.

“Series 2000-1 Purchaser Sterling Invested Amount” shall mean:

(a)                                  with respect to a Series 2000-1 Conduit Purchaser on the Series 2000-1 Issuance Date, an amount equal to the relevant VFC Purchaser Group’s VFC Currency Pro Rata Share of the Series 2000-1 Initial Sterling Invested Amount;

(b)                                 if a Series 2000-1 Conduit Purchaser does not fund any or all of the Series 2000-1 Initial Sterling Invested Amount on such Series 2000-1 Issuance Date (x) with respect to such Series 2000-1 Conduit Purchaser, the Series 2000-1 Initial Sterling Invested Amount so funded by such Series 2000-1 Conduit Purchaser and (y) with respect to the related Series 2000-1 APA Banks an amount equal to such Series 2000-1 APA Bank’s Series 2000-1 Currency Commitment Percentage of the Series 2000-1 Initial Sterling Invested Amount so funded by such Series 2000-1 APA Bank;

(c)                                  with respect to any date of determination after the Series 2000-1 Issuance Date, an amount equal to:

(i)

the Series 2000-1 Initial Sterling Invested Amount allocable to the Series 2000-1 VFC Certificate Interest of such Series 2000-1 Purchaser on the immediately preceding Business Day, (or, with respect to the day as of which such Series 2000-1 Purchaser becomes a Series 2000-1 Purchaser, whether pursuant to Section 2.06 of the Series 2000-1 Supplement, by executing a counterpart of the Series 2000-1 Supplement, a Series 2000-1 Commitment Transfer Supplement or otherwise, the portion of the transferor’s Series 2000-1 Purchaser Sterling Invested Amount being purchased), plus

(ii)

the amount of its VFC Currency Pro Rata Share of any Series 2000-1 Increase Amount allocated to such Series 2000-1 Purchaser’s Series 2000-1 Sterling VFC Certificate pursuant to Section 2.05 of the Series 2000-1 Supplement made on such day, minus

(iii)

the amount of any distributions received and applied to such Series 2000-1 Purchaser’s Series 2000-1 Sterling VFC Certificate pursuant to Section 2.07 or Section 3A.06(c)(ii) of the Series 2000-1 Supplement on such day, minus

(iv)

the aggregate Series 2000-1 Allocable Charged-Off Amount allocated to such Series 2000-1 Purchaser’s Series 2000-1 Sterling VFC Certificate on or prior to such date pursuant to Section 3A.05(b)(ii) of the Series 2000-1 Supplement, plus

(v)	the aggregate Series 2000-1 Allocable Recoveries Amount allocated to such Series 2000-1 Purchaser’s the Series 2000-1 Sterling VFC Certificate on or

30

prior to such date pursuant to Section 3A.05(c)(i) of the Series 2000-1 Supplement.

(d)                                 For purposes of determining the Dollar equivalent of the Series 2000-1 Purchaser Sterling Invested Amount, the Series 2000-1 Purchaser Sterling Invested Amount shall be converted to U.S. Dollars at the Spot Rate.

“Series 2000-1 Purchaser U.S. Dollar Invested Amount” shall mean:

(a)                                  with respect to a Series 2000-1 Conduit Purchaser on the Series 2000-1 Issuance Date, an amount equal to the relevant VFC Purchaser Group’s VFC Currency Pro Rata Share of the Series 2000-1 Initial U.S. Dollar Invested Amount;

(b)                                 if a Series 2000-1 Conduit Purchaser does not fund any or all of the Series 2000-1 Initial U.S. Dollar Invested Amount on such Series 2000-1 Issuance Date (x) with respect to such Series 2000-1 Conduit Purchaser, the Series 2000-1 Initial U.S. Dollar Invested Amount so funded by such Series 2000-1 Conduit Purchaser and (y) with respect to the related Series 2000-1 APA Banks an amount equal to such Series 2000-1 APA Bank’s Series 2000-1 Currency Commitment Percentage of the Series 2000-1 Initial U.S. Dollar Invested Amount so funded by such Series 2000-1 APA Bank;

(c)                                  with respect to any date of determination after the Series 2000-1 Issuance Date, an amount equal to:

(i)

the Series 2000-1 Initial U.S. Dollar Invested Amount allocable to the Series 2000-1 VFC Certificate Interest of such Series 2000-1 Purchaser on the immediately preceding Business Day, (or, with respect to the day as of which such Series 2000-1 Purchaser becomes a Series 2000-1 Purchaser, whether pursuant to Section 2.06 of the Series 2000-1 Supplement, by executing a counterpart of the Series 2000-1 Supplement, a Series 2000-1 Commitment Transfer Supplement or otherwise, the portion of the transferor’s Series 2000-1 Purchaser U.S. Dollar Invested Amount being purchased), plus

(ii)

the amount of its VFC Currency Pro Rata Share of any Series 2000-1 Increase allocated to such Series 2000-1 Purchaser’s Series 2000-1 U.S. Dollar VFC Certificate Amount pursuant to Section 2.05 of the Series 2000-1 Supplement made on such day, minus

(iii)

the amount of any distributions received and applied to such Series 2000-1 Purchaser’s Series 2000-1 U.S. Dollar VFC Certificate pursuant to Section 2.07 or Section 3A.06(c)(ii) of the Series 2000-1 Supplement on such day, minus

(iv)

the aggregate Series 2000-1 Allocable Charged-Off Amount allocated to such Series 2000-1 Purchaser’s Series 2000-1 U.S. Dollar VFC Certificate on or prior to such date pursuant to Section 3A.05(b)(ii) of the Series 2000-1 Supplement, plus

(v)	the aggregate Series 2000-1 Allocable Recoveries Amount allocated to such Series 2000-1 Purchaser’s Series 2000-1 U.S. Dollar VFC Certificate on or

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prior to such date pursuant to Section 3A.05(c)(i) of the Series 2000-1 Supplement.

“Series 2000-1 Purchase Price Deficit” shall have the meaning assigned to such term in Section 2.06(c) of the Series 2000-1 Supplement.

“Series 2000-1 Rating Agencies” shall mean the collective reference to S&P and Moody’s.

“Series 2000-1 Ratio” shall mean the sum of (i) the greater of (a) the Series 2000-1 Dilution Reserve Ratio and (b) 5.0% and (ii) the greater of (a) the Series 2000-1 Loss Reserve Ratio and (b) 12.5%.

“Series 2000-1 Reduction Percentage” shall mean, with respect to any Series 2000-1 Purchase for which there is a Series 2000-1 Loss Amount, the percentage equivalent of a fraction, the numerator of which is the applicable Series 2000-1 Loss Amount for such Series 2000-1 Purchase and the denominator of which is the sum of (i) the Series 2000-1 Early Amortization Date Balance and (ii) such Series 2000-1 Loss Amount.

“Series 2000-1 Register” shall have the meaning assigned to such term in Section 11.10(d) of the Series 2000-1 Supplement.

“Series 2000-1 Required APA Banks” shall mean, on any day with respect to any VFC Purchaser Group, the Series 2000-1 APA Banks having, in the aggregate, more than 51% of the Series 2000-1 Commitment Amounts in such VFC Purchaser Group.

“Series 2000-1 Required Subordinated Amount” shall mean:

(a)                                  on any date of determination during the Series 2000-1 Revolving Period, an amount equal to the sum of:

(i)

an amount equal to the product of (A) the Series 2000-1 Invested Amount on such day (after giving effect to any increase or decrease thereof on such day) and (B) a fraction the numerator of which is the Series 2000-1 Ratio and the denominator of which is one minus the Series 2000-1 Ratio;

(ii)

the product of (A) the Series 2000-1 Invested Amount (after giving effect to any increase or decrease thereof on such day) and (B) a fraction the numerator of which is the Series 2000-1 Carrying Cost Reserve Ratio in effect for the Accrual Period in which such day falls and the denominator of which is one minus the Series 2000-1 Ratio; and

(iii)

the product of (A) the aggregate Principal Amount of Receivables in the Trust on such day, (B) a fraction the numerator of which is the Series 2000-1 Invested Amount on such day, and the denominator of which is the sum of (1) the Series 2000-1 Aggregate Commitment Amount on such day (after giving effect to any increase or decrease thereof on such day) and (2) the Invested Amount on such day for all other Series then outstanding and (C) a fraction the numerator of which is the Servicing Reserve Ratio and the denominator of which is one minus the Series 2000-1 Ratio; and

(b)                                 on any date of determination during the Series 2000-1 Amortization Period, an amount equal to the Series 2000-1 Required Subordinated Amount on the last

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Business Day of the Series 2000-1 Revolving Period; provided that such amount shall be adjusted on each Special Allocation Settlement Report Date (if any) as set forth in Section 3A.05(b)(i) and Section 3A.05(c)(ii) of the Series 2000-1 Supplement.

“Series 2000-1 Revolving Period” shall mean the period commencing on the Existing Series 2000-1 Issuance Date and terminating on the earlier to occur of the close of business on (i) the date on which a Series 2000-1 Early Amortization Period is declared to commence or automatically commences and (ii) the Series 2000-1 Commitment Termination Date.

“Series 2000-1 Scheduled Commitment Termination Date” shall mean (i) November 12, 2009, as may be extended for an additional 364 days from time to time in writing by the Series 2000-1 Conduit Purchasers, the Funding Agents and the Series 2000-1 APA Banks or (ii) the Series 2000-1 Optional Termination Date.

“Series 2000-1 Sterling Accrued Interest Subaccount” shall have the meaning assigned to such term in Section 3A.02(a)(iv) of the Series 2000-1 Supplement.

“Series 2000-1 Sterling Additional Interest” shall have the meaning assigned to such term in Section 3A.04(b)(ii) of the Series 2000-1 Supplement.

“Series 2000-1 Sterling Certificate Rate” shall mean, on any date of determination, the average (weighted based on the respective outstanding amounts of each Series 2000-1 Floating Tranche, each Series 2000-1 CP Tranche and each Series 2000-1 Eurocurrency Tranche) of the ABR, the Series 2000-1 CP Rate and Eurocurrency Rate in effect on such day plus, in the case of the ABR and the Eurocurrency Rate, the applicable Series 2000-1 Applicable Margin and in the case of the Series 2000-1 CP Rate, the Series 2000-1 Utilization Fee Rate in respect of the Series 2000-1 Sterling VFC Certificate.

“Series 2000-1 Sterling Concentration Account” shall have the meaning assigned to such term in Section 3A.02(a)(i) of the Series 2000-1 Supplement.

“Series 2006-1 Sterling Interest Shortfall” shall have the meaning assigned to such term in Section 3.04(b)(ii) of this Supplement.

“Series 2000-1 Sterling Invested Amount” shall mean, on any date of determination, the aggregate sum of the Series 2000-1 Purchaser Sterling Invested Amount for each Series 2000-1 Purchaser on such date.

“Series 2000-1 Sterling Monthly Interest” shall mean, with respect to any Accrual Period, the sum of the Series 2000-1 Daily Sterling Interest Expense for each day in such Accrual Period.

“Series 2000-1 Sterling Monthly Interest Distribution” shall have the meaning assigned to such term in Section 3A.04(a)(i)(2) of the Series 2000-1 Supplement.

“Series 2000-1 Sterling Monthly Interest Payment” shall have the meaning assigned to such term in Section 3A.06(a)(x) of the Series 2000-1 Supplement.

“Series 2000-1 Sterling Monthly Principal Payment” shall have the meaning assigned to such term in Section 3A.05(a) of the Series 2000-1 Supplement.

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“Series 2000-1 Sterling Non-Principal Concentration Subaccount” shall mean the account established by the Trustee pursuant to Section 3A.02(a)(iii) of the Supplement.

“Series 2000-1 Sterling Principal Concentration Subaccount” shall have the meaning assigned to such term in Section 3A.02(a)(ii) of the Series 2000-1 Supplement.

“Series 2000-1 Sterling VFC Certificate” shall mean the Series 2000-1 Sterling VFC Certificate executed and authenticated by the Trustee, substantially in the form of Exhibit A-3 attached to the Series 2000-1 Supplement.

“Series 2000-1 Sterling VFC Certificateholder” shall mean the registered holder of a Series 2000-1 Sterling VFC Certificate.

“Series 2000-1 Subordinated Interest Amount” shall mean, for any date of determination, an amount equal to (i) the Series 2000-1 Allocated Receivables Amount minus (ii) the Series 2000-1 Adjusted Invested Amount.

“Series 2000-1 Subordinated Interest Increase Amount” shall have the meaning assigned to such term in Section 2.05(a) of the Series 2000-1 Supplement.

“Series 2000-1 Subordinated Interest Reduction Amount” shall have the meaning assigned in Section 2.07(b) of the Series 2000-1 Supplement.

“Series 2000-1 Subordinated Interests” shall have the meaning assigned to such term in Section 2.02(b) of the Series 2000-1 Supplement.

“Series 2000-1 Supplement” shall mean the First Amended and Restated Supplement to the Pooling Agreement relating to the Series 2000-1 Investor Certificates.

“Series 2000-1 Target Receivables Amount” shall mean, on any date of determination, the sum of (i) the Series 2000-1 Invested Amount on such day and (ii) the Series 2000-1 Required Subordinated Amount for such day.

“Series 2000-1 Transfer Effective Date” shall have the meaning specified in the instrument of transfer or assignment attached to the applicable Series 2000-1 Asset Purchase Agreement.

“Series 2000-1 Transfer Issuance Date” shall mean the date on which a Series 2000-1 Commitment Transfer Supplement becomes effective pursuant to the terms of such Series 2000-1 Commitment Transfer Supplement.

“Series 2000-1 Unallocated Balance” shall mean, on any Business Day with respect to the APA Banks and the Series 2000-1 APA Banks’ Series 2000-1 Purchaser Invested Amount, the sum of (A) the portion of the Series 2000-1 Invested Amount for which interest is then being calculated by reference to the ABR and (B) the portion of the Series 2000-1 Invested Amount allocated to any Series 2000-1 Eurocurrency Tranche that expires on such Business Day.

“Series 2000-1 Unused Fee” shall have the meaning assigned to such term in Section 2.09(b) of the Series 2000-1 Supplement.

“Series 2000-1 Unused Fee Rate” shall have the meaning assigned to such term in the Fee Letter.

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“Series 2000-1 U.S. Dollar Accrued Interest Subaccount” shall have the meaning assigned to such term in Section 3A.02(a)(iv) of the Series 2000-1 Supplement.

“Series 2000-1 U.S. Dollar Additional Interest” shall have the meaning assigned to such term in Section 3A.04(b)(i) of the Series 2000-1 Supplement.

“Series 2000-1 U.S. Dollar Certificate Rate” shall mean, on any date of determination, the average (weighted based on the respective outstanding amounts of each Series 2000-1 Floating Tranche, each Series 2000-1 CP Tranche and each Series 2000-1 Eurocurrency Tranche) of the ABR, the Series 2000-1 CP Rate and Eurocurrency Rate in effect on such day plus, in the case of the ABR and the Eurocurrency Rate, the applicable Series 2000-1 Applicable Margin and in the case of the Series 2000-1 CP Rate, the Series 2000-1 Utilization Fee Rate in respect of the Series 2000-1 U.S. Dollar VFC Certificate.

“Series 2000-1 U.S. Dollar Concentration Account” shall mean the account designated as such and established by the Trustee pursuant to Section 3A.02(a)(i) of the Series 2000-1 Supplement.

“Series 2000-1 U.S. Dollar Interest Shortfall” shall have the meaning assigned to such term in Section 3A.04(b)(i) of the Series 2000-1 Supplement.

“Series 2000-1 U.S. Dollar Invested Amount” shall mean, on any date of determination, the aggregate sum of the Series 2000-1 Purchaser U.S. Dollar Invested Amount for each Series 2000-1 Purchaser on such date.

“Series 2000-1 U.S. Dollar Monthly Interest” shall mean, with respect to any Accrual Period, the sum of the Series 2000-1 Daily U.S. Dollar Interest Expense for each day in such Accrual Period.

“Series 2000-1 U.S. Dollar Monthly Interest Distribution” shall have the meaning assigned to such term in Section 3A.04(a)(i)(1) of the Series 2000-1 Supplement.

“Series 2000-1 U.S. Dollar Monthly Interest Payment” shall have the meaning assigned to such term in Section 3A.06(a)(x) of the Series 2000-1 Supplement.

“Series 2000-1 U.S. Dollar Monthly Principal Payment” shall have the meaning assigned to such term in Section 3A.05(a) of the Series 2000-1 Supplement.

“Series 2000-1 U.S. Dollar Non-Principal Concentration Subaccount” shall mean the account established by the Trustee pursuant to Section 3A.02(a)(iii) of the Supplement.

“Series 2000-1 U.S. Dollar Principal Concentration Subaccount” shall mean the account established by the Trustee pursuant to Section 3A.02(a)(ii) of the Supplement.

“Series 2000-1 U.S. Dollar VFC Certificateholder” shall mean the registered holder of a Series 2000-1 U.S. Dollar VFC Certificate.

“Series 2000-1 U.S. Dollar VFC Certificate” shall mean the Series 2000-1 U.S. Dollar VFC Certificate executed and authenticated by the Trustee, substantially in the form of Exhibit A-1 attached to the Series 2000-1 Supplement.

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“Series 2000-1 Utilization Fee” shall have the meaning assigned to such term in Section 2.09(c) of the Series 2000-1 Supplement.

“Series 2000-1 Utilization Fee Rate” shall have the meaning assigned to such term in the Fee Letter.

“Series 2000-1 VFC Certificate Interest” shall mean, with respect to any Series 2000-1 VFC Certificate, each undivided percentage interest in such Series 2000-1 VFC Certificate acquired by (i) the Series 2000-1 Conduit Purchaser in connection with the initial purchase of such Series 2000-1 VFC Certificate or any Series 2000-1 Increase or (ii) any related Series 2000-1 APA Bank becoming a Series 2000-1 Purchaser hereunder pursuant to a transfer in accordance with Section 2.03(a) of the Supplement of such Series 2000-1 VFC Certificate Interest or any Series 2000-1 Increase in the Series 2000-1 Invested Amount.

“Series 2000-1 VFC Certificateholders” shall mean, collectively, the Series 2000-1 U.S. Dollar VFC Certificateholders, the Series 2000-1 Euro VFC Certificateholders and the Series 2000-1 Sterling VFC Certificateholders.

“Series 2000-1 VFC Certificates” shall mean, those Investor Certificates designated as the Series 2000-1 U.S. Dollar VFC Certificate, the Series 2000-1 Euro VFC Certificates and the Series 2000-1 Sterling VFC Certificates.

“Series 2000-1 VFC Certificateholder’s Interest” shall have the meaning assigned to such term in Section 2.02(a) of the Series 2000-1 Supplement.

“Series 2001-1 Indenture Supplement” shall mean the Series 2001-1 Supplement dated as of June 26, 2001 among Huntsman International Asset-Backed Securities Ltd, The Chase Manhattan Bank, London Branch and Chase Manhattan Bank (Ireland) plc.

“Series 2001-1 Redemption Date” shall mean the date upon which the Series 2001-1 Term Certificates (as defined in the Series 2001-1 Supplement) and the Series 2001-1 Notes (as defined in the Series 2001-1 Indenture Supplement) have been paid in full.

“Series 2001-1 Supplement” shall mean the Series 2001-1 Supplement dated as June 26, 2001 to Amended and Restated Pooling Agreement among the Company, the Master Servicer and the Trustee.

“Sheffield” shall mean Sheffield Receivables Corporation, a Delaware corporation.

“Sterling VFC Purchaser Group” shall mean any VFC Purchaser Group which is designated in the Series 2000-1 Supplement or a Series 2000-1 Commitment Transfer Supplement as a “Sterling VFC Purchaser Group”.

“Tax Credit” shall have the meaning assigned to such term in Section 7.03(e) of the Series 2000-1 Supplement.

“Tax Payment” shall have the meaning assigned to such term in Section 7.03(e) of the Series 2000-1 Supplement.

“Transaction Parties” shall have the meaning assigned to such term in Section 2.06(d) of the Series 2000-1 Supplement or the applicable Series 2000-1 Asset Purchase Agreement.

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“VFCC” shall means Variable Funding Capital Company, LLC, a Delaware limited liability company.

“VFC Currency Pro Rata Share” means, with respect to each VFC Purchaser Group in a VFC Purchaser Currency Group, an amount (expressed as a percentage|) equal to the amount the aggregate of the Series 2000-1 Adjusted Commitments of all Series 2000-1 APA Banks in such VFC Purchaser Group represents of the amount of the aggregate of the Series 2000-1 Adjusted Commitment Amount of all Series 2000-1 APA Banks in such VFC Purchaser Currency Group.

“VFC Pro Rata Share” means, with respect to a VFC Purchaser Group, the aggregate of the Series 2000-1 Adjusted Commitment Percentage of all Series 2000-1 APA Banks in such VFC Purchaser Group.

“VFC Purchaser Group” means a group consisting of a Series 2000-1 Conduit Purchaser, Series 2000-1 APA Banks and a Funding Agent for such Series 2000-1 Conduit Purchaser and Series 2000-1 APA Banks, as specified in Schedule I or a Series 2000-1 Commitment Transfer Supplement.

“VFC Purchaser Currency Group” means a group consisting of the Series 2000-1 Purchasers which are, as applicable, a Dollar VFC Purchaser Group, a Euro VFC Purchaser Group or a Sterling VFC Purchaser Group.

“Wachovia VFC Purchaser Group” shall mean the VFC Purchaser Group consisting of Wachovia Capital Markets LLC, as a Funding Agent, VFCC, as a Series 2000-1 Conduit Purchaser (or any eligible Assignee which enters into a Series 2000-1 Commitment Transfer Supplement with VFCC) and Wachovia Capital Markets LLC, as a Series 2000-1 APA Bank.

37

SCHEDULE IV

Notices

JPMORGAN VFC PURCHASER GROUP

If to Chariot:

Chariot Funding LLC
c/o JPMorgan Chase Bank, N.A.

10 South Dearborn

Mail Code IL1-0079

Chicago, IL 60670

Attention:      Asset Backed Securities – Conduits/D’Andrea Anderson

Telephone:    +1 312 732 7206

Telecopier:    +1 312 732 1844

If to the Funding Agent:

J.P. Morgan Chase Bank, N.A.

125 London Wall

London EC2Y 5AJ

Attention:      Transaction Management Asset Back Securities-Conduits

Telephone:    +44 20 7742 7418

Telecopy:      +44 20 7777 4760

with a copy to:

J.P. Morgan Chase Bank, N.A.
10 South Dearborn
Mailcode: IL9-0079

Chicago, IL 60670

Attention:      Asset Backed Securities – Conduits/D’Andrea Anderson

Telephone:    +1 312 732 7206

Telecopier:    +1 312 732 1844

with a copy to:

If to the Series 2000-1 APA Bank:

J.P. Morgan Chase Bank, N.A.

125 London Wall

London EC2Y 5AJ

Attention:      Transaction Management Asset Back Securities-Conduits

Telephone:    +44 20 7742 7418

Telecopy:      +44 20 7777 4760

with a copy to:

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J.P. Morgan Chase Bank, N.A.
10 South Dearborn
Mailcode: IL9-0079

Chicago, IL 60670

Attention:      Asset Backed Securities – Conduits D’Andrea Anderson

Telephone:    +1 312 732 7206

Telecopier:    +1 312 732 1844

For purposes set forth in the last sentence of Section 11.09(b) the following e-mail addresses will apply to this VFC Purchaser Group:

abf.settlement.report@jpmorgan.com
abf.treasury.dept@jpmorgan.com

WACHOVIA VFC PURCHASER GROUP

If to VFCC:

Variable Funding Capital Company, LLC
c/o Wachovia Capital Markets, LLC
One Wachovia Center, TW-16
Charlotte, North Carolina 28288
Attention: Conduit Administration
Facsimile No: +1 (704) 383-6036

If to the Funding Agent:

Wachovia Capital Markets, LLC

One Wachovia Center, TW-16
Charlotte, North Carolina 28288
Attention: Conduit Administration
Facsimile No: +1 (704) 383-6036

If to the Series 2000-1 APA Bank:

Wachovia Bank, National Association
One Wachovia Center, TW-16
Charlotte, North Carolina 28288
Attention: Conduit Administration
Facsimile No: +1 (704) 383-6036

For purposes set forth in the last sentence of Section 11.09(b) the following e-mail addresses will apply to this the Administration Group:

For daily offer and acceptance information: Pamela.Lucas@wachovia.com

For other business contact purposes:  eero.maki@wachovia.com

39

BARCLAYS VFC PURCHASER GROUP

If to Sheffield:

Sheffield Receivables Corporation
c/o Barclays Bank PLC
200 Park Avenue, 5th Floor
New York, New York 10016

Attention: Mary Logan

Telephone No.: (212) 412-3266

Facsimile No.: (212) 412-6846

If to the Funding Agent:

Barclays Bank PLC
200 Park Avenue, 5th Floor
New York, New York 10016

Attention: Mary Logan

Telephone No.: (212) 412-3266

Facsimile No.: (212) 412-6846

If to the Series 2000-1 APA Bank:

Barclays Bank PLC
200 Park Avenue, 5th Floor
New York, New York 10016

Attention: Mary Logan

Telephone No.: (212) 412-3266

Facsimile No.: (212) 412-6846

For purposes set forth in the last sentence of Section 11.09(b) the following e-mail addresses will apply to this VFC Purchaser Group:

mary.logan@barcap.com with cc: to ASGOperations@barcap.com,

Jason.muncy@barcap.com and charles.siew@barcap.com

HSBC VFC PURCHASER GROUP

If to Regency:

Regency Assets Limited

5 Harbourmaster Place

IFSC

Dublin 1

Ireland

Telephone:  +353 1 680 6050

Telecopy:  +353 1 680 6000

Attention:  Company Secretary

40

If to the Funding Agent:

HSBC Bank plc

8 Canada Square

London

E14 5HQ

Telephone:  +44 20 7991 9834

Telecopy:  +44 20 7991 4140

Attention:  Ingram Lyons/Graham Walton

If to the Series 2000-1 APA Bank:

HSBC Bank USA, National Association
452 Fifth Avenue
New York, New York 10018

Telephone:    +1 212 525 5399

Telecopy:      +1 212 525 2469

Attention:      Darren Pinsker

For purposes set forth in the last sentence of Section 11.09(b) the following e-mail addresses will apply to this VFC Purchaser Group:

Victoria.lindsell@hsbcib.com
ingram.lyons@hsbcib.com
graham.s.walton@hsbcib.com
Richard.sherburn@hsbcib.com

ADMINISTRATIVE AGENT

J.P. Morgan Chase Bank, N.A.

125 London Wall

London EC2Y 5AJ

Attention:      Transaction Management Asset Back Securities-Conduits

Telephone:    +44 20 7742 7418

Telecopy:      +44 20 7777 4760

with a copy to:

J.P. Morgan Chase Bank, N.A.
10 South Dearborn
Mailcode: IL9-0079

Chicago, IL 60670

Attention:      Asset Backed Securities – Conduits/D’Andrea Anderson

Telephone:    +1 312 732 7206

Telecopier:    +1 312 732 1844

41

For purposes set forth in the last sentence of Section 11.09(b) the following e-mail addresses will apply to the Administrative Agent:

abf.settlement.report@jpmorgan.com
abf.treasury.dept@jpmorgan.com

COMPANY, CONTRIBUTOR, MASTER SERVICER

For purposes set forth in the last sentence of Section 11.09(b) the following e-mail addresses will apply to the Company, the Contributor and the Master Servicer:

corporatesecretary@huntsman.com

Sam_Scruggs@huntsman.com

42

EXHIBIT A-1

Form of Series 2000-1 U.S. Dollar VFC Certificate

REGISTERED NO. VFC [ ]	UP TO $ .00 SERIES 2000-1 PURCHASER U.S. DOLLAR INVESTED AMOUNT* (OF UP TO $[ ] SERIES 2000-1 INVESTED AMOUNT ISSUED)

*THE SERIES 2000-1 PURCHASER U.S. DOLLAR INVESTED AMOUNT OF THIS SERIES 2000-1 U.S. DOLLAR VFC CERTIFICATE IS SUBJECT TO CHANGE AS DESCRIBED HEREIN.

THIS SERIES 2000-1 U.S. DOLLAR VFC CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).  NEITHER THIS SERIES 2000-1 U.S. DOLLAR VFC CERTIFICATE NOR ANY PORTION HEREOF MAY BE OFFERED OR SOLD EXCEPT IN COMPLIANCE WITH THE REGISTRATION PROVISIONS OF THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION PROVISIONS.

THIS SERIES 2000-1 U.S. DOLLAR VFC CERTIFICATE IS NOT PERMITTED TO BE TRANSFERRED, ASSIGNED, EXCHANGED OR OTHERWISE PLEDGED OR CONVEYED EXCEPT IN COMPLIANCE WITH THE TERMS OF THE POOLING AGREEMENT AND SUPPLEMENT REFERRED TO HEREIN.

This Series 2000-1 U.S. Dollar VFC Certificate evidences a fractional undivided interest in the assets of the

HUNTSMAN MASTER TRUST

the corpus of which consists of receivables representing amounts payable for goods or services, which receivables have been (i) purchased by Huntsman International LLC, a limited liability company organized under the laws of the State of Delaware, which contributed such receivables to Huntsman Receivables Finance LLC, a limited liability company organized under the laws of the state of Delaware (the “Company”), or (ii) otherwise acquired by means of subrogation by the Company which in turn granted a participation and a security interest in such receivables to the HUNTSMAN MASTER TRUST.

(Not an interest in or recourse obligation of
Huntsman (Europe) BVBA, Huntsman Receivables Finance LLC
or any of their respective Affiliates)

The U.S. Master Trust is categorized as an unregulated collective investment scheme in the United Kingdom and accordingly no selling documents or placement memorandum in relation to the VFC Certificate may be lawfully issued or passed on to persons in the United Kingdom other than persons who fall within one or more of the categories of persons in

43

Article 11(3) of The Financial Services (Investment Advertisements) (Exemptions) Order 1996 (as amended) of the United Kingdom.

This certifies that

[NAME OF CERTIFICATEHOLDER]

(the “Series 2000-1 U.S. Dollar VFC Certificateholder”) is the registered owner of a fractional undivided interest in the assets (insofar as such assets consist of the “Participation” as hereinafter defined) of Huntsman Master Trust (the “Trust”) originally created pursuant to the Pooling Agreement, dated as of December 21, 2000 (as amended and restated as of June 26, 2001 and April 18, 2006 and as the same may from time to time be further amended, restated, supplemented or otherwise modified thereafter, the “Pooling Agreement”), by and among Huntsman Receivables Finance LLC, a limited liability company organized under the laws of the State of Delaware (the “Company”), Huntsman (Europe) BVBA, a corporation organized under the laws of Belgium, as Master Servicer (the “Master Servicer”), and BNY Financial Services plc, a banking authority organized under the laws of Ireland, not in its individual capacity but solely as trustee (in such capacity, the “Trustee”) for the Trust, as supplemented by the Second Amended and Restated Series 2000-1 Supplement, dated as of November 13, 2008 (as amended, supplemented or otherwise modified from time to time, the “Supplement”, collectively, with the Pooling Agreement, the “Agreement”), by and among the Company, the Master Servicer, the Trustee, the several financial institutions party thereof as funding agents (the “Funding Agents”), the Series 2000-1 Conduit Purchasers, the Series 2000-1 APA Banks named therein and from time to time parties thereto and JPMorgan Chase Bank, N.A. as Administrative Agent.  The corpus of the Trust consists of a Participation and security interest granted by the Company to the Trustee in relation to the Receivables and all other Participation Assets referred to in the Pooling Agreement, all on the terms set out in the Pooling Agreement and including all of the rights thereby conferred on the Series 2000-1 U.S. Dollar VFC Certificateholders (and on the Trustee for their benefit) (the “Participation”).  Although a summary of certain provisions of the Pooling Agreement is set forth below, this Series 2000-1 U.S. Dollar VFC Certificate does not purport to summarize the Pooling Agreement, is qualified in its entirety by the terms and provisions of the Pooling Agreement and reference is made to the Pooling Agreement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee.  A copy of the Pooling Agreement may be requested by a holder hereof by writing to the Trustee at BNY Financial Services plc, 4th Floor Hanover Building, Windmill Lane, Dublin 2, Ireland, Attention:  Corporate Trust Administration.  To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in Annex X (as amended, supplemented, restated or otherwise modified from time to time) attached to the Pooling Agreement.

This Series 2000-1 U.S. Dollar VFC Certificate is issued under and is subject to the terms, provisions and conditions of the Pooling Agreement, to which Agreement the Series 2000-1 U.S. Dollar VFC Certificateholder, by virtue of the acceptance hereof, assents and is bound.

The Master Servicer, the Company, the Series 2000-1 U.S. Dollar VFC Certificateholder and the Trustee intend, for federal, state and local income and franchise tax purposes only (but for no other purpose), that this Series 2000-1 U.S. Dollar VFC Certificate be evidence of indebtedness of the Company by way of participation (and not by way of a loan) secured by the Participation Assets and that the Trust not be characterized as an association or publicly traded partnership taxable as a corporation. The Series 2000-1 U.S. Dollar VFC

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Certificateholder, by the acceptance hereof, agrees to treat this Series 2000-1 U.S. Dollar VFC Certificate for federal, state and local income and franchise tax purposes (but for no other purpose) as indebtedness of the Company by way of participation (and not by way of a loan); provided, however, that nothing in this Series 2000-1 U.S. Dollar VFC Certificate or in the Transaction Documents shall impose on the Company any personal liability in respect of this Series 2000-1 U.S. Dollar VFC Certificate.

This Series 2000-1 U.S. Dollar VFC Certificate is one of the Investor Certificates entitled “Huntsman Master Trust, Series 2000-1 U.S. Dollar VFC Certificate” (the “Series 2000-1 U.S. Dollar VFC Certificate”) representing a fractional undivided interest in the Participation, such interest consisting of the right to receive the distributions specified in the Supplement out of (i) the Series 2000-1 Invested Percentage (expressed as a decimal) of amounts received with respect to the Receivables and all other funds on deposit in the Company Concentration Accounts and (ii) to the extent such interests appear in the Supplement, all other funds on deposit in the Series 2000-1 Accounts and any subaccounts thereof (collectively, the “Series 2000-1 VFC Certificateholder’s Interest”). Concurrent with the issuance of the Series 2000-1 VFC Certificates, the Trust shall also issue a Subordinated Company Interests to the Company representing the right to receive the payments specified in the Supplement from funds on deposit in the Series 2000-1 Accounts and any subaccounts thereof, in each case to the extent not required to be distributed to or for the benefit of the Series 2000-1 U.S. Dollar VFC Certificateholder (the “Series 2000-1 Subordinated Interests”). The Participation Assets are allocated in part to the Series 2000-1 U.S. Dollar VFC Certificateholders, the other Series 2000-1 VFC Certificateholders and the holder of the Series 2000-1 Subordinated Interests with the remainder allocated to the Investor Certificateholders and the holder of the Subordinated Company Interests of other Series (if any) and to the Exchangeable Company Interests representing the Company’s interest in the Trust which was issued to the Company pursuant to the Pooling Agreement on December 21, 2000.  The Exchangeable Company Interests represents the Company’s exclusive beneficial ownership interest in the Participation Assets subject to the security interest granted by the Company under this Supplement.  The Exchangeable Company Interests may be subjected by the Company or pursuant to the Pooling Agreement to further (or increased) participation rights and security interests represented by an increase in the Invested Amount of a Class of Investor Certificates of an Outstanding Series and an increase in the related Series’ Subordinated Company Interests, or one or more newly issued Series of Investor Certificates and the related newly issued Series’ Subordinated Company Interests, upon the conditions set forth in the Pooling Agreement.

Distributions with respect to this Series 2000-1 U.S. Dollar VFC Certificate shall be paid by the Funding Agent for the Series 2000-1 U.S. Dollar VFC Certificateholder’s VFC Purchaser Group in immediately available funds to the Series 2000-1 U.S. Dollar VFC Certificateholder at the office of such Funding Agent set forth in the Pooling Agreement. Final payment of this Series 2000-1 U.S. Dollar VFC Certificate shall be made only upon presentation and surrender of this Series 2000-1 U.S. Dollar VFC Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 2000-1 U.S. Dollar VFC Certificateholder’s in accordance with the Pooling Agreement.

This Series 2000-1 U.S. Dollar VFC Certificate does not represent an obligation of, or an interest in, the Company, the Master Servicer or any Affiliate of any of them.

The transfer of this Series 2000-1 U.S. Dollar VFC Certificate shall be registered in the Certificate Register upon surrender of this Series 2000-1 U.S. Dollar VFC Certificate for

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registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee, the Transfer Agent and Registrar, the Company and the Master Servicer, duly executed by the Series 2000-1 U.S. Dollar VFC Certificateholder or the Series 2000-1 U.S. Dollar VFC Certificateholder’s attorney, and duly authorized in writing with such signature guaranteed, and thereupon a new Series 2000-1 U.S. Dollar VFC Certificate of authorized denomination and of like Fractional Undivided Interest will be issued to the designated transferee.  In addition, the Funding Agent for the Series 2000-1 U.S. Dollar VFC Certificateholders VFC Purchaser Group shall maintain at one of its offices in the City of New York the Series 2000-1 Register for the recordation of the names and addresses of the Series 2000-1 Purchasers, and the Series 2000-1 Commitment of, and the principal amount of the Series 2000-1 U.S. Dollar VFC Certificate issued to, the Series 2000-1 Purchasers related to such VFC Purchaser Group.

The Company, the Trustee, the Master Servicer, the Transfer Agent and Registrar, the Funding Agents and any agent of any of them, may treat the person whose name is recorded in the Series 2000-1 Register as a Series 2000-1 Purchaser for all purposes of the Supplement, notwithstanding notice to the contrary (other than notice in connection with an assignment effected or to be effected in accordance with Section 11.10 of the Supplement).

It is expressly understood and agreed by the Company and the Series 2000-1 U.S. Dollar VFC Certificateholder that (i) the Pooling Agreement is executed and delivered by the Trustee, not individually or personally but solely as Trustee of the Trust, in the exercise of the powers and authority conferred and vested in it, (ii) the representations, undertakings and agreements made on the part of the Trust in the Pooling Agreement are made and intended not as personal representations, undertakings and agreements by the Trustee, but are made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability of the Trustee, individually or personally, to perform any covenant either expressed or implied made on the part of the Trust in the Pooling Agreement, all such liability (if any) being expressly waived by the parties who are signatories to the Pooling Agreement and by any Person claiming by, through or under such parties; provided, however, the Trustee shall be liable in its individual capacity for its own willful misconduct or negligence and for any tax assessed against the Trustee based on or measured by any fees, commission or compensation received by it for acting as Trustee and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under the Pooling Agreement.

The holder of this Series 2000-1 U.S. Dollar VFC Certificate is authorized to record the date and amount of each increase and decrease in the Series 2000-1 Purchaser U.S. Dollar Invested Amount with respect to such holder on the schedules annexed hereto and made a part hereof and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded, absent manifest error, provided that the failure of the holder of this Series 2000-1 U.S. Dollar VFC Certificate to make such recordation (or any error in such recordation) shall not affect the obligations of the Company, the holder of the Series 2000-1 Subordinated Interests, the Master Servicer or the Trustee under the Pooling Agreement.

This Series 2000-1 U.S. Dollar VFC Certificate shall be governed by and construed in accordance with the laws of the State of New York without reference to any conflict of law principles (other than Section 5-1401 of the New York General Obligations Law).

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By acceptance of this Series 2000-1 U.S. Dollar VFC Certificate, the Series 2000-1 U.S. Dollar VFC Certificateholder hereby agrees that it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any Applicable Insolvency Laws.

Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Series 2000-1 U.S. Dollar VFC Certificate shall not be entitled to any benefit under the Pooling Agreement, or be valid for any purpose.

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IN WITNESS WHEREOF, the Company, as agent of the Trustee, has caused this Series 2000-1 U.S. Dollar VFC Certificate to be duly executed.

Dated:  November 18, 2008

HUNTSMAN RECEIVABLES FINANCE LLC,
as agent of the Trustee as authorized pursuant to Section 5.01 of the Pooling Agreement

By:
Name:
Title:

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TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is the Series 2000-1 U.S. Dollar VFC Certificate described in the within mentioned Agreement.

BNY FINANCIAL SERVICES PLC,
not in its individual capacity but solely as Trustee

By:
Name:
Authorized Signatory

OR

By:
Name:
Authorized Agent

By:
Name:
Authorized Signatory

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SCHEDULE I

to

SERIES 2000-1 U.S. DOLLAR VFC CERTIFICATE

SERIES 2000-1 VFC CERTIFICATE INTERESTS

Name of holder of Series 2000-1 Dollar VFC Certificate Interest	Amount of Series 2000-1 Dollar VFC Certificate Interest

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